EXHIBIT 10.33

AWARD/CONTRACT                                                     PAGE OF PAGES
                                                                    1   |   50
1. THIS CONTRACT IS A RELATED ORDER UNDER DPAS (15 CFR 350)
RATING         DO-C9E
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2. CONTRACT (PROC. INST. IDENT.) N00164-01-D-0042
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3. EFFECTIVE DATE 27 September 2001
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.       See Individual Delivery Orders
--------------------------------------------------------------------------------
5. ISSUED BY                                      CODE N00164
     CONTRACTING OFFICER, NSWC CRANE
     300 HWY 361
     CRANE IN 47522-5001           ATTN: M Siddons 812 854-3856
--------------------------------------------------------------------------------
6. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE S2101A
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299            ATTN: G Ropiski 410 962-9257
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY STATE AND ZIP CODE) SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754

               ATTN Ed Kessler 540 752-8080
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8. DELIVERY
     [ ] FOB Origin      [X] Other (see below)
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9. DISCOUNT FOR PROMPT PAYMENT
     NONE
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10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS
     SHOWN IN
          ITEM SEE SECTION "G" HEREIN
--------------------------------------------------------------------------------
CODE OXNU6
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                    CODE N00164
     RECEIVING OFFICER                       MARK FOR:
     NSWC CRANE                              S CLARK/805
     300 HWY 361                             BLDG 3324
     CRANE IN 47522-5001
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12. PAYMENT WILL BE MADE BY             CODE HQ0338
     DFAS-COLUMBUS CENTER
     DFAS-CO SOUTH ENTITLEMENT
     PO BOX 182264
     COLUMBUS OH 43218-2264
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13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
     [X] 10 U.S.C. 2304(c)(5)      [ ] 41 U.S.C. 253(c)( )
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
     SEE INDIVIDUAL DELIVERY ORDERS
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15A. ITEM NO.                 15B. SUPPLIES/SERVICES
     0001                          SHIP ACADA IAW SECTION "C" HEREIN

     0002                          PROVISION ITEM ORDER

     0003                          DATA IAW DD1423s
--------------------------------------------------------------------------------
15C. QUANTITY                 0001                0002                0003
                           MIN: 362               TBD                   1
                           MAX: 1,000
15D. UNIT
                              EA
                              EA                  TBD                   EA
15E. UNIT PRICE
                           SEE PRICES
                           HEREIN                 TBD                  NSP

15F. AMOUNT                                       TBD                  NSP
                                                                      MAXIMUM
--------------------------------------------------------------------------------
15G. TOTAL AMOUNT OF CONTRACT:           $39,082,526.00
--------------------------------------------------------------------------------
16. Table of Contents
     SEC  DESCRIPTION                                                 PAGE(S)
          PART I - THE SCHEDULE
X    A    SOLICITATION/CONTRACT FORM                                     1
X    B    SUPPLIES OR SERVICES AND PRICES/COSTS                          2
X    C    DESCRIPTION/SPECS./WORK STATEMENT                            3-15
X    D    PACKAGING AND MARKING                                        16-17
X    E    INSPECTION AND ACCEPTANCE                                    18-19
X    F    DELIVERIES OR PERFORMANCE                                    20-21
X    G    CONTRACT ADMINISTRATION DATA                                 22-24
X    H    SPECIAL CONTRACT REQUIREMENTS                                  25

          PART II - CONTRACT CLAUSES
X    I    CONTRACT CLAUSES                                             26-49

          PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
X    J    LIST OF ATTACHMENTS                                            50

          PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K    REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
     L    INSTRS. CONDS., AND NOTICES TO
     M    EVALUATION FACTORS FOR AWARD

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents;
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [ ] AWARD (Contractor is not required to sign this document).

Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
     Edward L. Kessler General Manager
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR
     ASI TECHNOLOGY CORPORATION

     BY /s/ Edward L. Kessler
     ---------------------------------------
     (Signature of person authorized to sign)
--------------------------------------------------------------------------------
19C. DATE SIGNED
     22 Oct 01
--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
     MARY E SHEETZ/CONTRACTING OFFICER
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICAN

     BY /s/ Mary E. Scheetz
     ----------------------------------
     (Signature of Contracting Officer)
--------------------------------------------------------------------------------
20C. DATE SIGNED
     30 Oct 01
--------------------------------------------------------------------------------

                                                   N00164-01-D-0042 PAGE 2 OF 50

                                   SECTION "B"
LOT II AWARDED
0001 Shipboard Automatic Chemical Agent Detector and Alarm (ACADA) systems manufactured in accordance with (IAW) Product Specification
         PS/01/88551002, NAVSEA Drawing
         53711-7344570, Technical Manual SW073-AF-MMO
         Shipboard ACADA Systems Production Units, and as delineated in Statement of Work
         Paragraph 3.2.5.1 herein

         CONTRACT MINIMUM QUANTITY 362 each
         CONTRACT MAXIMUM QUANTITY 1,000 each

Shipboard ACADA              YEAR 1 Price      YEAR 2 Price        YEAR 3 Price
Production Units, same              Each               Each                Each
as CLIN 0001.

Order Quantity 1-49 each     $29,414.00        $47,795.00          $49,657.00
Order Quantity 50-150        $27,705.00        $33,161.00          $34,634.00
Order Quantity 151-300       $22,476.00        $24,984.00          $26,078.00
Order Quantity 301-400       $21,708.00        $24,074.00          $25,071.00
Order Quantity 401-600       $20,783.00        $22,938.00          $24,107.00
Order Quantity 601-70        $20,284.00        $22,386.00          $23,344.00


0002     PROVISION ITEM ORDER FOR SHIP ACADA               TBD   TBD   TBD   TBD
         *Quantities and Prices to be established prior to any order for this CLIN. Estimated maximum amount is Not to exceed $950,000.00

0003     DATA IAW DD1423 is section "J".                  1 LO         NSP   NSP

For stair step pricing the quantity pricing is the total quantity for all orders issued on a given day. Pricing will be based on the unit price for the quantity required in the year in which the order is placed. If cumulative price is applicable so indicate

                               SECTION "B" NOTES:

SECTION "K" of Request For Proposal (RFP) N00164-01-R-0117 is hereby incorporated by reference and made 2 material part of this contract in accordance with FAR 15.406-1(b).

                                                   N00164-01-D-0042 PAGE 3 OF 50

             SECTION "C" - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

        SHIPBOARD AUTOMATIC CHEMICAL DETECTOR and ALARM (Shipboard ACADA)
                                   MK 27 MOD 0
                                STATEMENT OF WORK

1.0 SCOPE. This statement of work establishes the requirements for the manufacture, operation, test and acceptance of the Shipboard Automatic Chemical Agent Detector and Alarm (Shipboard ACADA, MK 27 MOD 0) hereinafter referred to as Shipboard ACADA.

1.1 BACKGROUND. Shipboard ACADA is a man-portable point detection system used by U.S Naval forces to detect and alarm for chemical-agent vapor contamination of the air in interior and exterior spaces of the ship. It responds to nerve (G, V) and blister (H) chemical warfare agents. The most important operational feature of Shipboard ACADA is that it monitors the ship's interior ambient air in real time and detects agents at low concentrations while ignoring the presence of common Shipboard interferents. Audible and visual alarm occurs in less than 60 sec.

2.0 APPLICABLE DOCUMENTS.

2.1 SPECIFICATIONS AND STANDARDS. The following specifications and standards form a part of this document to the extent specified herein. Unless otherwise specified, the issues of these documents are those listed in the latest issue of the Department of Defense Index of Specifications and Standards (DODISS) and supplement thereto, cited in the solicitation.

         Military   Specifications.

         MIL-P-116  Preservation, Methods of.

         MIL-S-901  Shock Test, H.I. (High Impact); Shipboard Machinery,
                    Equipment And Systems, Requirements for

         MIL-E-17555  Electronic and Electrical Equipment Accessories, and
                      Provisioned Items (Repair Parts); Packaging of

         MIL-STD-129  Marking for Shipment and Storage

         MIL-STD-167-1  Mechanical Vibrations of Shipboard Equipment (Type I -
                        Environmental And Type 11- Internally Excited)

         MIL-STD-461  Requirements for the Control of Electromagnetic
                      Interference Emission and Susceptibility

         MIL-STD-462  Electromagnetic Interference Characteristics, Measurement
                      of MIL-STD-882 System Safety Program Requirements

                                                   N00164-01-D-0042 PAGE 4 OF 50


2.2 OTHER GOVERNMENT DOCUMENTS. The following Government documents form a part of this statement of work to the extent specified herein.

        DRAWING
        -------
               NAVAL SEA SYSTEMS COMMAND (NAVSEA)
               53711 - 7344570 Shipboard Automatic Chemical Agent Detector and
                  Alarm

        PRODUCT SPECIFICATION
        ---------------------
               PS/01/8855/002 Shipboard Automatic Chemical Agent Detector and
                  Alarm, Product Specification

        PUBLICATION
        -----------
               SW073-AF-MMO-010 / MK 27 MOD 0 Shipboard Automatic Chemical Agent
                  Detector and Alarm, Technical Manual

2.3 NON-GOVERNMENT PUBLICATIONS. The following document(s) form a part of this document to the extent specified herein.

        American Society for Testing and Materials (ASTM)
        ASTM 6 117 Standard Practice for Operating Salt Spray (Fog) Testing
          Apparatus

        (Applications for copies should be addressed to the American Society for Testing and Materials, 1916 Race Street, Philadelphia, PA 19103-1187.)

        International Organization for Standardization (ISO)
        ISO 9001 Quality systems - Model for quality assurance in design, development, production, installation and servicing.

        (Applications for copies should be addressed to International Organization for Standardization, Case Postal 56, CH-1211 Geneva 20, Switzerland.)

2.4 SOFTWARE. The following software will be provided to the contractor by the contracting agency (GFI).

        DRAWING
        NAVAL SEA SYSTEMS COMMAND (NAVSEA)

               53711-7344557 - Software Program, Eprom
                                    SACADADSP.B3
               53711-7343958 - Soft Program, Troubleshooting/Signature,
                                    Detection Unit (PC Based)
               53711-7344562 - Software Program, PAL
                                    SACADA.JED
               53711-7344558 - Software Program, Eprom
                                    SACADADSP.B2

                                                   N00164-01-D-0042 PAGE 5 OF 50


               53711-7344559 - Software Program, Eprom
                                    SACADCDSP.B1
               53711-7344560 - Software Program, Eprom
                                    SACADADSP.B0
               53711-7344561 - Software Program Eprom
                                    SACADAMICRO.HEX
               53711- 7497300 - Software Program, PAL, Battery Box 53711-7497299 - Software Program, Eprom, Battery Box 53711-7497298 - Microcircuit, Programmed, PAL, Battery Box 53711-7497297 - Microcircuit, Programmed, Eprom, Battery Box

3.0 REQUIREMENTS.

3.1 GENERAL. The work required by this contract shall be performed in accordance with the NAVSEA Drawing 53711-7344570, Shipboard ACADA Product Specification (PS/01/8855/002), Technical Manual (SW073-AF-MMO-010/MK 27 MOD 0) and this Statement of Work (SOW).

The contractor shall fabricate and test first article and production units as listed in Section C of this contract to meet the performance criteria specified in Product Specification PS101/88551002 and the detailed requirements of paragraph 3.2.1 through 3.2.9.

For all production units, If the performance criteria are not met, NSWC Crane procuring contracting Officer shall be notified, and a determination will be made regarding the cause of the performance failure. If the performance failure is determined to be caused by a defective drawing, a change to the drawing package will be implemented in accordance with the Engineering Change Proposal DD Form 1423 A009 herein. In the event the performance failure is determined to be caused by the failure of the Contractor to manufacture the unit in accordance with the Government drawing package, NAVSEA 53711-7343940, acceptance/rejection of the failed unit will be in accordance with the terms and conditions of the contract.

The contractor shall provide program management in accordance with the detailed requirements of 3.2.10 below.

The following changes to NAVSEA Top Drawing Number 53711-7344570 referenced above:

Note: Drawing Number 53711-7343940, Power Supply Assembly, Parts List Find No. 1 is changed from 53711-7243941 to 53711-7343941. This correction will be updated in the next drawing revision.

Note: Drawing Number 53711-734450, Automatic Chemical Agent Detector Alarm, Parts List Find No. 2 is changed from 53711-7243940 to 53711-7343940. This correction will be updated in the next drawing revision.

3. 1.1 LICENSING. The contractor shall be required to deliver the Shipboard ACADA System as an exempt -Item. That is, an item incorporating a gas and aerosol detector, containing byproduct radioactive

                                                   N00164-01-D-0042 PAGE 6 OF 50


material, such that any person using the Shipboard ACADA System is exempt from the U.S. Nuclear Regulatory Commission's (NRC) regulatory requirements. Fabrication, initial distribution, and use of devices containing radioactive -material is regulated by the NRC. The contractor/manufacturer would be expected to obtain all appropriate NRC licenses to manufacture and distribute the gas and aerosol detector. Delivery (distribution) of the gas and aerosol detector must be in accordance with the Title 10, Code of Federal Regulations Parts 30 and 32, in particular ss.30.20 and ss.32.26.

3.2 DETAIL TASKS:

3.2.1 FABRICATION. The contractor shall use the furnished Technical Data Package (Top Drawing Number 53711-7344570), Product Specification (PS/01/8855/002) and the Technical Manual (SW073-AF-MMO-010 / MK 27 MOD 0) to produce the required first article test units and production units.

3.2.2 ON-BOARD SPARES. The contractor shall provide one (1) lot of on-board spares for each system. Each lot shall consist of the following:

Item                         P/N or NSN                        Quantity
----                         ----------                        --------
Desiccant Filter Assembly    53711-7243490                       3 ea.
Purge Filters                NSN 4240-01-206-1077                6 ea.
Power Supply Assembly        53711-7343940                       1 ea.
Particulate Filters          NSN 6640-01-323-5141                10 ea.
Tefzel Tubing                250 X.031 NAT EFTE                  5 Ft

3.2.3 TEST AND EVALUATION. The contractor shall conduct and evaluate the results of performance and quality conformance tests on production units to demonstrate full compliance of all equipment and software with PS/01/8855/002.

3.2.3.1 REFURBISHMENT OF FIRST ARTICLE UNITS. After successful completion and approval of first article testing, first article units shall be refurbished as necessary to meet all operational requirements. Any Shipboard ACADA component that has been live agent tested must be certified to be no less than "XXX" (Triple X) clean as specified in U.S. Army Regulation, AR 385-61, 3 Nov 1992. Each first article component shall have a permanent label affixed indicating "First Article Test (FAT) Equipment. Not for shipboard installation." After refurbishment and labeling, the items shall be prepared for delivery as directed in the contract and delivered to the Contracting Activity.

3.2.4 INSPECTION. Unless otherwise specified in the contract, the contractor is responsible for the performance of all inspection requirements (examinations and tests) as specified in PS/01/8855-002. Except as otherwise specified in the contract, the contractor may use his own or any other facilities suitable for the performance of the inspection requirements specified herein, acceptable to the Government. The Government reserves the right to perform any of the inspections set forth in PS/01/8855/002 where such inspections are deemed necessary to ensure supplies and services on form to prescribed requirements.

                                                   N00164-01-D-0042 PAGE 7 OF 50


3.2.4.1 INSPECTION LOTS. Inspection lots shall be one complete ship system as described in paragraph 2 of PS/01/88551002.

3.2.4.2 INSPECTION AND TEST REPORTS. The contractor shall document the results of all examinations and tests performed on the contract items and provide objective quality evidence that the required inspections and tests have complied with the requirements, specifications, and standards set forth in the contract.

3.2.4.3 FIRST ARTICLE INSPECTION AND TEST. FIRST ARTICLE REQUIREMENTS WAIVED

3.2.4.4 QUALITY CONFORMANCE INSPECTION. The quality conformance inspection shall verify that all applicable characteristics of sections 3 and 5 of PS/01/8855/002 and this contract have been met. The Shipboard ACADA shall be inspected and tested in the sequence specified in Table 7.1.

3.2.5 PREPARATION FOR DELIVERY.

3.2.5.1 SYSTEMS. The complete Shipboard ACADA is intended for shipboard use. The complete Shipboard ACADA and accessories shall be packed in a single exterior container. Packing shall be to commercial standards, except that interior packaging of the major components shall be in accordance with MIL-E-17555, Level
A. A complete Shipboard ACADA system (including spares listed in 3.2.2) and accessories consists of:

Item                             P/N or NSN                      Quantity
----                             ----------                      --------
Detector Unit (DU)               53711-7243432                    1 ea.
Power Supply Assembly            53711-7343940                    2 ea.
Desiccant Filter Assembly        53711-7243490                    3 ea.
Purge Filter Assembly            53711-7344584                    1 ea.
Purge Filters                    NSN 4240-01-206-1077             6 ea.
Particulate Filter Assembly      53711-7343945                    1 ea.
Particulate Filters              NSN 6640-01-323-5141             10 ea.
Rain Hood Assembly               53711-7343944                    1 ea.
Wand Assembly                    53711-7344583                    1 ea.
Unit container                   53711-7537885                    1 ea.
Inlet Nozzle Lanyard             53711-7343946                    1 ea.
Exhaust Nozzle Lanyard           53711-7243943                    1 ea.
AC Power Cable                   53711-7343949                    1 ea.
DU Power Cable                   53711-7343948                    1 ea.

Tefzel Tubing                    .250 X .031 NAT EFTE             5 Ft
Power Strip                                                       1 ea.
Carrying Strap                   10899                            1 ea.
Simulent Tube                    NSN 6665-01-382-7081             1 ea.

                                                   N00164-01-D-0042 PAGE 8 OF 50


3.2.5.2 COMPONENTS. Shipboard ACADA components shall be cleaned, preserved, and unit packaged, one item to a package to conform to MIL-E-17555, Level A protection requirements. Level A interior packaging of the components is necessary since some components are spared and are subject to user shipboard storage environments for extended periods. Unit packaging for items containing radioactive material shall conform to the special requirements of MIL-E-17555 pertaining to radioactive material.

3.2.5.3 CONTAINERS. Single Unit containers shall be of the reusable type similar to PIN D614-2281 (USN) vendor CAGE CODE U3092, or similar container approved by NSWC Crane, Code 805D, to facilitate storage on-board ship and for return of repairable items to a depot for maintenance. The Shipboard ACADA and accessories shall be packaged in the single unit container containing items fisted in 3.2.5.1, except for the spare Battery Box assembly, which will be unit packaged and included with the Shipboard ACADA system in the single exterior container.

3.2.5.4 ITEM (S) - DATA REQUIREMENTS (NAVSEA) (SEP 1992)

The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit(s), attached hereto.

3.2.6 PHYSICAL CONFIGURATION AUDIT (PCA). The contractor shall accommodate government personnel in Physical Configuration Audit (PCA) of a production unit: at the Contractor's facility, from the first lot to be delivered in accordance with the contractor provided PCA Plan approved by NSWC Crane, Code 805D. The PCA shall be a formal examination of the as-built configuration against its design documentation. The contractor shall formally report the results of the PCA and prepare formal Engineering Change Proposals (ECPs) and Notice of Revisions
(NORs) with supporting documentation for any required changes discovered during the process. NSWC Crane, Code 805D, shall approve any required changes.

3.2.6.1 REFURBISHMENT OF PCA UNIT(S). After successful completion and approval of the PCA, PCA units shall be refurbished as necessary to meet all operational requirements. After refurbishment, the item(s) shall be prepared for delivery as directed in the contract and delivered to the Contracting Activity.

3.2.7 TECHNICAL MANUALS. The contractor shall produce technical manuals from digital files provided by the contracting activity as Government Furnished Information. The contractor shall package one (1) technical manual with each system delivered.

3.2.8 PROVISIONING TECHNICAL DOCUMENTATION (PTD). The contractor shall provide PTD for all new and alternate parts or components that occur as a result of changes to the Technical Data Package (Top Drawing Number 53711-7344570).

3.2.9 PROGRAM PLANNING

3.2.9.1 PROGRAM MANAGEMENT. The contractor shall establish and maintain management operations including the following areas:

                                                   N00164-01-D-0042 PAGE 9 OF 50

         (a)      Program Planning and Control
         (b)      Subcontractor Control
         (c)      Financial Management
         (d)      Configuration Management
         (e)      Management and Accountability for Government Furnished
                     Equipment, Material or Information
         (f)      Quality Assurance
         (g)      Safety Program

The contractor shall report progress in a manner continuously affording the Government visibility into the contractor's progress. The contractor shall participate in informal Integrated Product Teams (IPTs) and In-Progress Review
(IPR) meetings weekly and an initial start of Work meeting. In support of this effort the Contractor is required to prepare meeting minutes.

3.2.9.2 CONFIGURATION MANAGEMENT. The contractor shall provide a configuration management plan 30 days after award of contract. The contractor may propose changes to the configuration baseline. When a change is being considered, the contractor shall submit Engineering Change Proposals (ECPs) with Notice of Revisions (NORs), Request for Deviations (RFDs), and/or Requests for Waivers
(RFWs) as applicable, via DCMC to NSWC Crane.

An ECP includes both engineering change and documentation by which a change is suggested and described.

A RFD describes a proposed (prior to manufacture) departure from the configuration baseline for a specific number of units or for a specified period of time.

A RFW is used to obtain authorization to deliver non-conforming material which does not meet the prescribed configuration documentation, but is suitable for use "as-is" or after repair.

A NOR depicts changes that must be made to technical documentation controlled by another contractor or Government activity following approval of an ECP.

No changes to the baseline shall be made unless approved by the Government in writing.

ECPs shall be classified as Class I or Class II. The change shall be Class I if:

         a. The Functional Configuration is affected to the extent that any of the following requirements would be outside specified limits or specified tolerances:

         (1) Performance
         (2) Reliability, maintainability or survivability
         (3) Weight, balance, moment of inertia
         (4) Interface characteristics
         (5) Electromagnetic characteristics

                                                  N00164-01-D-0042 PAGE 10 OF 50


         b. A change to the Product Configuration documentation will affect the Functional configuration or will impact one or more of the following:

                  (1) GFE
                  (2) Safety
                  (3) Compatibility or specified interoperability with interfacing Configuration Items (CI), support equipment or support software, spares, trainers or training devices/equipment/software
                  (4) Configuration to the extent that retrofit action is required
                  (5) Delivered operation and maintenance manuals for which adequate change/revision funding is not provided in existing contract
                  (6) Preset adjustments or schedules affecting operating limits or performance to such extent as to require assignment of a new identification number
                  (7) interchangeability, substitutability, or replaceability as applied to CI and to all subassemblies and parts except the pieces and parts of non-reparable subassemblies
                  (8) Sources of CIs or repairable items at any level defined by source-control drawings
                  (9) Skills, manning, training, biomedical factors or human-engineering design

         c. Any of the following contractual factors are affected:
                  (1) Cost to the Government including incentives and fees
                  (2) Contract guarantees or warranties
                  (3) Contractual deliveries
                  (4) Scheduled contract milestones

An engineering change which impacts none of the Class I factors specified above shall be classified as Class II ECPs.

3.2.9.3 MANAGEMENT AND ACCOUNTABILITY FOR GOVERNMENT FURNISHED EQUIPMENT, MATERIAL OR INFORMATION. When the government furnishes equipment, material or information, the contractor's procedures shall include at least the following:

                  (a) Examination upon receipt, consistent with practicality, to detect damage in transit;
                  (b) Inspection for completeness and proper type;
                  (c) Periodic inspection and precautions to assure adequate storage conditions and to guard against damage from handling and deterioration during storage;
                  (d) Functional testing, either prior to or after installation, or both, as required by contract to determine satisfactory operation;
                  Identification and protection from improper use or disposition; and
                  (f) Verification of quantity.


The contractor shall report to the government any government-furnished property found damaged, malfunctioning, or otherwise unsuitable for use. In the event of damage or malfunction during or after installation, the supplier shall determine and record probable cause and necessity for withholding material from use.

                                                  N00164-01-D-0042 PAGE 11 OF 50


The contractor shall establish procedures for the adequate storage, maintenance, and inspection of government property. Records of all inspections and maintenance performed on property shall be maintained. These procedures and records shall be subject to review by the government.

As used in the foregoing, the term "material" applies to government-furnished equipment to be installed in or furnished with the end item. The term "property" is government equipment that is used in the fabrication or assembly of the end item, and is not delivered as part of the end item.

3.2.9.4 QUALITY ASSURANCE

The contractor shall establish, implement, document and maintain a Quality Assurance Program that ensures conformance to contractual requirements and meets the requirements of ANSI/ASQC Q9001, or an equivalent quality system model.

3.2.9.4.1 CALIBRATION AND INSTRUMENTATION. A calibration and maintenance program shall be established and maintained to assure the accuracy of measuring devices used in the performance of this program. Measuring devices include test and inspection equipment, test support equipment, interface gages, standards, and equipment controlling special processes. Measurement devices also include production tools, jigs and fixtures used to provide evidence of quality conformance.

3.2.9.5 SAFETY PROGRAM. A total safety system program shall be established and maintained to reflect the requirements of the production phase, using MIL-STD-882 as a guide. The contractor shall comply with all local, state and federal regulations regarding the handling and disposal of hazardous materials and waste. The contractor shall comply with all of Section 4 and Figure 1. Appendix A shall be used to prioritize hazards and determine the acceptable level of risks.

3.2.9.5.1 SAFETY ASSESSMENT REPORT (SAR). The contractor shall provide a Safety Assessment Report (SAR) poor to the first system test, the SAR shall utilize MIL-STD-882 as a guide.

3.2.9.5.2 TEST AND EVALUATION SAFETY. The contractor shall provide production test and evaluation safety for First Article and Production testing, utilizing MIL-STD-882 as a guide.

3.2.9.5.3 ENGINEERING CHANGE PROPOSALS AND DEVIATIONS/WAIVERS. The contractor shall determine the hazards and associated risks with Engineering Change Proposals (ECPs), Deviations and Waivers utilizing MIL-STD-882 Task 303 as a guideline. If the contractor determines that the proposed ECP, deviation, or waiver affects system safety, he shall include a description of the impact in the proposal. If he makes such a determination after submitting the documentation, he shall notify the Government in writing within 5 days of discovery.


ITEM(S) - LOT 1 CLIN 0004 or LOT 11 CLIN 0003 - DATA REQUIREMENTS (NAVSEA) (SEP
1992)-(5402)

The data to be furnished hereunder shall be prepared in accordance with the Contract Data ~ Requirements List, DD Form 1423, Exhibit(s), attached hereto.

                                                  N00164-01-D-0042 PAGE 12 OF 50


ITEM(S) LOT I CLIN 0003 or LOT II CLIN 0002 - PROVISIONED ITEMS ORDER (NAVSEA) (APR 1999) - (5404)

(a) General. The Contractor agrees that it will furnish the supplies or services ordered by the Government in accordance with the procedures specified herein. Orders may be placed by the Contracting Officer, Provisioning Activity or Administrative Contracting Officer as unilateral or bilateral modifications to this contract on SF 30, Amendment of Solicitation/Modification of Contract. Any amounts shown in Section B at time of award of the initial contract for each provisioned line item are estimated amounts only and are subject to upward or downward adjustment by the issuing activity. If no amounts are shown, funding will be obligated before or at time of order issuance. It is understood and agreed that the Government has no obligation under this contract to issue any orders hereunder.
(b) Priced Orders. For each proposed order, the Contractor agrees that it will submit such cost or pricing data as the Contracting Officer may require. Promptly thereafter, the Contractor and the Contracting Officer shall negotiate the price and delivery schedule for the proposed order. Upon execution and receipt of the priced order, the Contractor shall promptly commence the work specified in the order.
(c) Undefinitized Orders. Whenever the Contracting Officer determines that urgent demands or requirements prevent the issuance of a priced order, he/she may issue an unpriced order. Such order may be unilateral or bilateral and shall establish a limitation on Government liability, a maximum ceiling amount, and a schedule for definitization, as described in subparagraph (e)(2) below. Upon request the Contractor shall submit a maximum ceiling amount proposal before the undefinitized order is issued. The maximum ceiling amount is. the maximum price at which the order may be definitized. The Contractor shall begin performing the undefinitized order upon receipt, except as provided in paragraph (d)below. The clause entitled "CONTRACT DEFINITIZATION" (DFARS 252.217-7027) shall be included in any undefinitized order.
(d) Rejection of Unilateral Orders. The Contractor may reject any unilateral order if the Contractor determines that it cannot feasibly perform the order, or if the Contractor does not concur with the maximum ceiling amount. However, each unilateral order shall be deemed to have been accepted by the Contractor unless within fifteen days of issuance of the order, the Contractor notifies the Contracting Officer in writing of its rejection of the order.
(e) Definitization of Undefinitized Orders.
         (1) The Contractor agrees that following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the price and terms of a definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and, (C) any other mutually agreeable clauses, terms and conditions. No later than sixty (60) days after the undefinitized order is issued, the contractor agrees to submit a cost proposal with sufficient data to support the accuracy and derivation of its price; and, when required by FAR, cost or pricing data, including SF 1411. if additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The price agreed upon shall be set forth in a bilateral modification to the order. In no event shall the price exceed the maximum ceiling amount specified in the undefinitized order.
         (2) Each undefinitized order shall contain a schedule for definitization which shall include a target ate for definitization and dates for submission of a qualifying proposal, beginning of negotiations and, if appropriate, submission of make-or-buy and subcontracting plans and cost or pricing data. Submission

                                                  N00164-01-D-0042 PAGE 13 OF 50


of a qualifying proposal in-accordance with the definitization schedule is a material element of the order, The schedule shall provide for definitization of the order by the earlier of:
         (i) a specified target date which is not more than 180 days after the issuance of the undefinitized order. However, that target date maybe extended by the Contracting Officer for up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or
         (ii) the date on which the amount of funds expended by the Contractor under the undefinitized order exceed fifty percent (50%) of the order's maximum ceiling amount, except as provided in subparagraph (f)(3) below.
         (3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (e)(2) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a unilateral order subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1). In any event, the Contractor shall proceed with completion of the order, subject to the "LIMITATION OF GOVERNMENT LIABILITY" clause (FAR 52.216-24).
(f) Limitation of Government Liability.
         (1) Each undefinitized order shall set forth the limitation of Government liability, which shall be the maximum amount that the Government will be obligated to pay the Contractor for performance of the order until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made, or if such obligations are incurred, they will be at the Contractor's sole risk and expense. Further, the limitation of liability shall be the maximum Government liability if the order is terminated. The "LIMITATION OF GOVERNMENT LIABILITY" clause shall be included in any undefinitized order.
         (2) Except for undefinitized orders for Foreign Military Sales; purchases of less than $25,000; special access programs; and Congressionally-mandated long-lead procurements; and except as otherwise provided in subparagraph (f)(3) below, the limitation of Government liability shall not exceed fifty percent (50%) of the ceiling amount of an undefinitized order. In the case of orders within these excepted categories, however, the procedures set forth herein shall be followed to the maximum extent practical.
         (3) If the Contractor submits a qualifying proposal (as defined in DFARS 217.7401) to definitize an order before the Contractor has incurred costs in excess of fifty percent (50%) of the ceiling amount, the Contracting Officer may increase the limitation of Government liability to up to seventy-five percent (75%) of the maximum ceiling amount or up to seventy-five percent (75%) of the price proposed by the Contractor, whichever is less.
         (4) If at any time the Contractor believes that its expenditure under an undefinitized order will exceed the limitation of Government liability, the Contractor shall so notify the Contracting Officer, in writing, and propose an appropriate increase in the limitation of Government liability of such order. Within thirty (30) days of such notice, the Contracting Officer will either (1) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the Contractor be obligated to proceed with work on an undefinitized order beyond the point where its costs incurred plus a reasonable profit thereon exceed the limitation of Government liability, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to establishment of firm prices.
(g) Initial Spares. The limitations set forth in paragraph (c) and subparagraphs
(e)(2), (f)(2) and (f)(3) not apply to undefinitized orders for the purchase of initial spares.
(h) Terminal Date for Placement of Orders. The Contractor shall not be obligated to accept any orders

                                                  N00164-01-D-0042 PAGE 14 OF 50


placed hereunder beyond 180 days after delivery of the last end item.
(i) Segregation of Costs. The Contractor shall segregate the costs of performance of each undefinitized order from the cost of performance of any other work performed by the Contractor.

ASSIGNMENT AND USE OF NATIONAL STOCK NUMBERS (NAUSEA) (MAY 1993) - (5407)

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the Contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions of the contract or as required by orders for spare and repair parts. The cognizant Government Contract Administration Office shall be responsible for providing the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor.

INFORMATION AND DATA FURNISHED BY THE GOVERNMENT - ALTERNATE Ii (NAVSEA) (MAY
1993) - (5413)
(a) NAVSEA Form 434012 or Schedule C, as applicable, Government Furnished Information, attached hereto, incorporates by listing or specific reference all the data or information which the Government has provided or will provide to the Contractor except for -
         (1) The specifications set forth in Section C, and
         (2) Government specifications, including drawings and other Government technical documentation which are referenced directly or indirectly in the specifications set forth in Section C and which are applicable to this contract as specifications, and which are generally available and provided to Contractors or prospective Contractors upon proper request, such as Federal or Military Specifications, and Standard Drawings, etc.
(b) Except for the specifications referred to in subparagraphs (a)(1) and (2) above, the Government will not be obligated to provide to the Contractor any specification, drawing, technical documentation or other publication which is not listed or specifically referenced in NAVSEA Form 434012 or Schedule C, as applicable, notwithstanding anything to the contrary in the specifications, the publications listed or specifically referenced in NAVSEA Form 434012 or Schedule C, as applicable, the clause entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)" (FAR 52.245-2), or "GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS)" (FAR 52.245-5), as applicable, or any other term or condition of this contract.
(c) (1) The Contracting Officer may at any time by written order:
         (i) delete, supersede, or revise, in whole or in part, data listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable; or
         (ii) add items of data or information to NAVSEA Form 4340/2 or Schedule C, as applicable; or
         (iii) establish or revise due dates for items of data information in NAVSEA Form 4340/2 or Schedule C, as applicable.
         (2) If any action taken by the Contracting Officer pursuant to subparagraph (c)(1) immediately above causes an increase or decrease in the costs of; or the time required for performance of any part of the work under this contract an equitable adjustment shall be made in the contract amount and delivery schedule in accordance with the procedures provided for in the "CHANGES" clause of this contract.

                                                  N00164-01-D-0042 PAGE 15 OF 50


PERMITS AND RESPONSIBILITIES (NAVSEA) (SEP 1990) - (5416)

The Contractor shall, without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any applicable Federal, State, and Municipal laws, codes, and regulations, in connection with any movement over the public highways of overweight/overdimensional materials.

UPDATING SPECIFICATIONS AND STANDARDS (NAVSEA) (AUG 1994)(5420)

If, during the performance of this or any other contract,. the contractor believes that any contract contains outdated or different versions of any specifications or standards, the contractor may request that all of its contracts be updated to-include the current version of the applicable specification or standard. Updating shall not affect the form, fit or function of the deliverable item or increase the cost/price of the item to the Government. The contractor should submit update requests to the Procuring Contracting Officer with copies to the Administrative Contracting Officer and cognizant program office representative for approval. The contractor shall perform the contract in accordance with the existing specifications and standards until notified of approval/disapproval by the Procuring Contracting Officer. Any approved alternate specifications or standards will be incorporated into the contract.

                                                  N00164-01-D-0042 PAGE 16 OF 50


                       SECTION "D" - PACKAGING AND MARKING

PROHIBITED PACKING MATERIALS

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited. In addition, loose fill polystyrene is prohibited for shipboard use.


PREPARATION FOR DELIVERY (5510)

(1) PRESERVATION-PACKAGING. Preservation-packaging for Item(s) ALL shall be in accordance with the requirements of MIL-E-17555, Level A as specified in the Statement of Work.

(2) PACKING. Item(s) ALL preserved-packaged as above shall be packed level MIL-E-17555, Level A as specified in the Statement of Work.

DATA PACKAGING LANGUAGE (5503)

All unclassified data shall be prepared for shipment in accordance with best commercial practice. lassoed reports, data, and documentation shall be prepared for shipment in accordance with National Industrial Security Program Operating Manual (NISPOM), DOD 5220.22-M dated January 1995.

    IDENTIFICATION MARKING OF PARTS (NAVSEA) (NOV 1996) (5504)

(a) Identification marking of individual parts within the systems, equipment, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To-the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:
         (1) Parts shall be marked in accordance with generally accepted commercial practice.
         (2) In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to permit ready identification.

MARKING AND PACKING LIST(S) (NAVSEA) (NOV 1996) (5505)

(a) Marking. Shipments, shipping containers and palletized unit loads shall be marked in accordance with best commercial practice.
(b) Packing List(s). A packing list (DD Form 250 Material Inspection and Receiving Report may be used) identifying the contents of each shipment, shipping container or palletized unit load shall be provided by the Contractor with each shipment. When a contract line item identified under a single stock number includes an assortment of related items such as kit or set components, detached parts or accessories, installation hardware or material, the packing list(s) shall identify the assorted items. Where assortment of related items is included in the shipping container, a packing list identifying the contents shall be furnished.

                                                  N00164-01-D-0042 PAGE 17 OF 50


(c) Master Packing List. In addition to the requirements in paragraph (b) above, a master packing list shall be prepared where more than one shipment, shipping container or palletized unit load comprise the contract line item being shipped. The master packing list shall be attached to the number one container and so identified.
(d) Part Identification. All items within the kit, set, installation hardware or material shall be suitably segregated and identified within the unit pack(s) or shipping container by part number and/or national stock number.

MARKING OF WARRANTED ITEMS (NAVSURFWARCENDIV)(5508)

(a) Each item covered by a warranty shall be stamped or marked in accordance with MIL-STD-129, Marking for Shipment and Storage. Where this is impracticable, written notice shall be attached to or furnished with the warranted item.

(b) Warranted items shall be marked with the following information:
         (1) National stock number or manufacturer's part number
         (2) Serial number or other item identifier (if the warranty applies to uniquely identified items)
         (3) Contract number
         (4) Indication that a warranty applies
         (5) Manufacturer or entity (if other than the contractor) providing the warranty
         (6) Date or time when the warranty expires
         (7) Indication of whether or not attempted on-site repair by Government personnel will void the warranty.

MARKING FOR SHIPMENT (5511)

The Contractor shall mark all shipments under a resulting contract to include the following items:

Contract Number, item Number; Lot Number (when applicable); Part Number; National Stock Number; Contractor Model Number; Serial Number; Packing Date;
Attn: S CLARK Code 805 , Bldg. 3324

INSTRUCTIONS FOR MARKING DISTRIBUTION STATEMENT (5513)

The Contractor shall comply with the instructions cited below for placement of the distribution statement associated with data. The applicable distribution statement is identified on each Contract Data Requirements List (DD Form 1423-1).

The distribution statement shall be displayed conspicuously on technical documents so as to be recognized readily by receipts. The distribution statement shall appear on each front cover and title page of a report. If the technical document does not have a cover or title page, the applicable distribution statement shall be stamped or typed on the front page in a conspicuous position.

                                                  N00164-01-D-0042 PAGE 18 OF 50


                     SECTION "E" - INSPECTION AND ACCEPTANCE

1. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES
11. DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2) CLAUSES

                                     PART I
                                     ------
    ----------------------------------------------------------------------------
     FAR              Title                                           Date
     ---              -----                                           ----
     Subsection
     ----------
    ----------------------------------------------------------------------------
      52.246-02       Inspection of Supplies-Fixed-Price              Aug 1996
    ----------------------------------------------------------------------------
      52.246-16       Responsibility for Supplies                     Apr 1984
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
                                     PART II
    ----------------------------------------------------------------------------
      252.246-7000    Material Inspection and Receiving Report        Dec 1991
    ----------------------------------------------------------------------------

                              CLAUSES IN FULL TEXT
                              --------------------

HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT (FEB 1999) (FAR 52.246-11)

The Contractor shall comply with the higher-level quality standard selected below.

      Title                     Number                  Date           Tailoring
    ANSI/ASQC            Q9001 OR EQUIVALENT
    ---------            -------------------        -------------    -----------

INSPECTION AND ACCEPTANCE LANGUAGE FOR DATA (5602)

Inspection and acceptance of all data shall be as specified on the attached Contract Data Requirements List(s), DD Form 1423.

INSPECTION AND ACCEPTANCE LANGUAGE FOR F.O.B. DESTINATION (5604)

Item(s) ALL CLINS - Final Inspection and acceptance shall be made at destination by a representative of the Government.

INSPECTION AND ACCEPTANCE (SPECIAL CONDITIONS) (5606)

(a) Initial inspection of the supplies to be furnished hereunder shall be made by DCM QAR PERSONNEL at the contractor's or subcontractor's plant located at TBD. The cognizant inspector shall be notified 10 days In advance of when the material is available for inspection. The place designated for such actions may not be changed without authorization of the Contracting Officer. Final inspection and acceptance shall be made by REQUIRING TECHNICAL ACTIVITY within 30 days after RECEIPT OF SYSTEMS.

(b) Initial inspection shall consist of quality assurance at point of manufacture and/or assembly and check/test prior to shipment. Final inspection and acceptance will be made by the Receiving Activity after installation/check out/testing of the supplies.

                                                  N00164-01-D-0042 PAGE 19 OF 50


INSPECTION AND TEST RECORDS (MAY 1995) (5612)

INSPECTION AND TEST RECORDS: Inspection and test records shall, as a minimum, indicate the nature of the observations, number of observations made, and the number and type of deficiencies found_ Data included in inspection and test records shall be complete and accurate, and shall be used for trend analysis and to assess corrective action and effectiveness.

QUALITY SYSTEM -REQUIREMENTS (NAVSEA) (MAY 1995) (5614)

QUALITY SYSTEM REQUIREMENTS: The Contractor shall provide and maintain a quality system that, as a minimum, adheres to the requirements of ANSI/ASQC Q9001-1994 Quality Systems-Model for Quality Assurance in Design/Development, Production, Installation, and Servicing and supplemental requirements imposed by this contract. The quality system procedures, planning, and all other documentation and data that comprise the quality system shall be made available to the Government for review. Existing quality documents that meet the requirements of this contract may continue to be used. The Government may perform any necessary inspections, verifications, and evaluations to ascertain conformance to requirements and the adequacy of the implementing procedures. The Contractor shall require of subcontractors a quality system achieving control of the quality of the services and/or supplies provided. The Government reserves the right to disapprove the quality system `* portions thereof when it fails to meet the contractual requirements.

USE OF CONTRACTOR'S INSPECTION EQUIPMENT (NAVSEA) (MAY 1995) (5616)

USE OF CONTRACTOR'S INSPECTION EQUIPMENT: The contractors gages, and measuring and testing devices shall be made available for use by the Government when required to determine conformance with contract requirements. If conditions warrant, the contractor's personnel shall be made available for operations of such devices and for verification of their accuracy and condition.

                                                  N00184-01-D-0042 PAGE 20 OF 50


                     SECTION "F" - DELIVERIES OR PERFORMANCE
                                     PART I
                                     ------

   -------------------------------------------------------------------------------------------------------
    FAR              Title                                                                  Date
    ---              -----                                                                  ----
    Subsection
    ----------
   -------------------------------------------------------------------------------------------------------
     52.242-15       Stop Work Order                                                         Aug 1989
   -------------------------------------------------------------------------------------------------------
     52.242-17       Government Delay of Work                                                Apr 1984
   -------------------------------------------------------------------------------------------------------
     52.247-34       F.o.b. Destination                                                      Nov 1991
   -------------------------------------------------------------------------------------------------------
     52.247-55       F.o.b. Point for Delivery of Government-Furnished Property              Apr 1984
   -------------------------------------------------------------------------------------------------------

                              CLAUSES IN FULL TEXT
                              --------------------

TIME OF DELIVERY (JUNE 1997) (FAR 52.211-8)

(a) The Government requires delivery to be made according to the following schedule:

                           REQUIRED DELIVERY SCHEDULE

--------------------------------------------------------------------------------

ITEM NO.    QUANTITY                WITHIN DAYS AFTER DATE OF CONTRACT

0001        ALL ORDERS WILL         300 DAYS FROM EFFECTIVE DATE OF ORDER. AND
            BE ISSUED WITH THE      30 EACH THEREAFTER EVERY 30 DAYS UNTIL THE
            DELIVERY QUANTITY       QUANTITY IS COMPLETE. EACH SUBSEQUENT ORDER
            TBD ON INDIVIDUAL       WILL ESTABLISH THE DELIVERY SCHEDULE TO BE
            DELIVERY ORDERS         AT A RATE NOT TO EXCEED 30 EVERY 30 DAYS

0002        TBD ON INDIVIDUAL       TBD ON INDIVIDUAL DELIVERY ORDERS
            DELIVERY ORDER

0003        1 LO                    IAW DD1423'S

The Government will evaluate equally, as regards time of delivery, offers that propose delivery of each quantity within the applicable delivery period specified above. Offers that propose delivery that will not clearly fall within the applicable required delivery period specified above, will be considered nonresponsive and rejected. The Government reserves the right to award under either the required delivery schedule or the proposed delivery schedule, when an offeror offers an earlier delivery schedule than required above. If the offeror proposes no other delivery schedule, the required delivery schedule above will apply.

DELIVERY LANGUAGE FOR F.O.B. DESTINATION (5704)

All supplies hereunder shall be delivered with all transportation charges prepaid, in accordance with the clause hereof entitled "F.O.B. DESTINATION" (FAR 52.247-34). The Contractor shall not ship directly to a military air or water port terminal without authorization by the cognizant Contract Administration Office. Except when the Material Inspection and Receiving Report (MIRR) (DD 250) is used as an invoice, the Contractor shall enter unit prices on all MIRR copies. Contract line items shall be priced using actual prices, or if not available, estimated prices. When the price is estimated, an "E" shall be entered after the price. All data to be furnished under this contract shall be delivered prepaid to destination(s) at the time(s) specified on the Contract Data Requirements List(s), DD Form 1423.

                                                  N00164-01-D-0042 PAGE 21 OF 50


PLACE OF DELIVERY (5707)

The material to be furnished hereunder shall be delivered F.o.b. destination with all transportation charges paid by the supplier to: RECEIVING OFFICER; 3324 CODE 80513; NAVSURFWARCDIV; CRANE, IN 47522-5011; Mark For Attn: CLEVE BENTON/SANDY CLARK, CODE 805 The contractor shall schedule deliveries under this contract to ensure arrival at destination only on Monday through Friday (excluding holidays) between the hours of 7:00 AM and 2:00 PM EST. The receiving facility for this material is CLOSED on Saturdays and Sundays.

                                                  N00164-01-0-0042 PAGE 22 OF 50


                   SECTION "G" - CONTRACT ADMINISTRATION DATA

                        GENERAL PROCUREMENT INFORMATION

SUBMISSION OF INVOICES (FIXED PRICE) (JUL 1992) (NAPS 5252.232-9000)

(a) "Invoice" as used in this clause does not include contractor's requests for progress payments.
(b) The contractor shall submit original invoices with 4 copies to the address identified in the solicitation/contract award form (SF 26 - Block 10; SF 33 - Block 23; SF 1447 - Block 14), unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155 - Block 13 or SF 26 Block 10)

NOTE:
DELIVERY ORDERS WILL SPECIFY INVOICES BE SUBMITTED TO:

            Crane Division, Naval Surface Warfare Center
            VENDOR PAY, CODE 0561, BLDG. 2701
            300 HIGHWAY 361
            CRANE IN 47522-5001

(c) The use of copies of the Material Inspection and Receiving Report (MIRK), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.
(d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (OLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.
(e) The contractor shall prepare:
         __a separate invoice for each activity designated to receive the supplies or services.
         __a consolidated invoice covering all shipments delivered under an individual order.
         * either of the above.
        ---
(f) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.

CONTRACT ADMINISTRATION DATA LANGUAGE (5802)

Enter below the address (street and number, city, county, state and zip code) of the Contractor's facility which will administer the contract if such address is different from the address shown on the SF26 or SF33 as applicable.

112 JULIAD COURT, SUITE 200; FREDERICKSBURG, VA 22406

                                                  N00164-01-D-0042 PAGE 23 OF 50


PURCHASING OFFICE REPRESENTATIVE LANGUAGE (5804)

PURCHASING OFFICE REPRESENTATIVE:   COMMANDER; ATTN, CODE 1165ZS BLDG 3291
                                    NAVAL SURFACE WARFARE CENTER; CRANE DIVISION
                                    Attn: Marlene Siddons
                                    CRANE IN 47522-5011;
                                    Telephone No. 812-854-3856

BUSINESS HOURS

Crane Division, Naval Surface Warfare Center, Crane, Indiana, allows flexible working hours for its employees. The normal eight-hour shift may be worked between the hours of 6:30 AM and 5:30 PM EST. Many of our employees work 6:30 AM to 3:00 PM as a regular practice. The core time, when all employees are scheduled to work, is 9:00 AM to 3:00 PM.

EXPEDITING CONTRACT CLOSEOUT (NAVSEA) (DEC 1995)

         (a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party may be considered to the extent permitted by law.
         (b) This agreement to waive entitlement to residual dollar amounts has been considered by. both parties. It is agreed that the administrative costs for either party associated with collected such small dollar amounts could exceed the amount to be recovered.

OTHER NOTES:

(1) The agency authorized to place delivery orders against this contract is:
Crane Division, Naval Surface Warfare Center, Crane, IN 47522.

(2) Delivery orders shall be placed against this contract using a DD 1155.

(3) Delivery orders placed under this contract shall be placed no later than 26 September 2004

                                                  N00464-01-D-0042 PAGE 25 OF 50


                   SECTION "H" - SPECIAL CONTRACT REQUIREMENTS

ADDITIONAL DEFINITIONS (MAY 1993) (NAVSEA 5252.202.9101)

As used throughout this contract, the following terms shall have the meanings set forth below:
         (a) DEPARTMENT - means the Department of the Navy.
         (b) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.
         (c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation
(DAR) shall be deemed-to be references to the appropriate sections of the FAR/DFARS.
         (d) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number (NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:
                  (1) National Item Identification Number (NIIN). The number assigned to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the. National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.
                  (2) National Stock Number (NSN). The National Stock Number
(NSN) for an item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position NIIN assigned to the item of supply.

GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM (AUG 1997) (NAVSEA 5252.227-9113)

(a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with NAVSEA S0300-BU-GYD-010 dated November 1994. Data entered is retained by the program and provided to qualified participants. Compliance with this requirement shall not relieve the Contractor from complying with any other requirement of the contract.
(b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.00. When so inserted, the word "Contractor" shall be changed to "Subcontractor".
(c) GIDEP materials, software and information are available without charge from:

                  GIDEP Operations Center
                  P.O. Box 8000
                  Corona, CA 91718-8000
                  Phone: (909) 273-4677 or DSN 933-4677 3
                  FAX: (909) 273-5200
                  Internet: http://www.gidep.corona.navy.mil

                                                  N00164-01-0-0042 PAGE 24 OF 50


CONTRACTOR PERFORMANCE ASSESSMENT RATING SYSTEM (CPARS) (JAN 2001)

(a) Pursuant to FAR 42.1502, this contract is subject to DoD's Contractor Performance Assessment System (CPARS). CPARS is an automated centralized information system accessible via the Internet that maintains reports of contractor performance for each contract. CPARS is located at http://www.cpars.navy.mil/. Further information on CPARS is available at that web-site.

(b) Under CPARS, the Government will conduct annual evaluations of the contractor's performance. The contractor has thirty (30) days after the Government's evaluation is completed to comment on the evaluation. The opportunity to review and comment is limited to this time period and will not be extended. Failure to review the report at this time will not prevent the Government from using the report.

(c) The contractor may request a meeting to discuss the CPAR. The meeting is to be requested via e-mail to the CPARS Program Manager no later than seven days following receipt of the CPAR. A meeting will then be held during the contractor's 30-day review period.

(d) The CPARS system requires the Government to assign the contractor a UserlD and password in order to view and comment on the evaluation. Provide the name(s) of at least one individual (not more than three) that will be assigned as your Defense Contractor Representative for CPARS.

             Name                 Phone             E-mail Address (optional)
             ----                 -----             -------------------------

     _____________________    ________________    ______________________________
     _____________________    ________________    ______________________________
     _____________________    ________________    ______________________________

                                                                                                   N00164-01-D-0042 PAGE 26 OF 50


                                                  SECTION "I" - CONTRACT CLAUSES

                                                              PART I
                                                              ------

---------------------------------------------------------------------------------------------------------------------------------
     FAR Subsection      Title                                                                                 Date
     --------------      -----                                                                                 ----
---------------------------------------------------------------------------------------------------------------------------------
    52.202-01           Definitions                                                                            Oct 1995
---------------------------------------------------------------------------------------------------------------------------------
    52.203-03           Gratuities                                                                             Apr 1984
---------------------------------------------------------------------------------------------------------------------------------
    52.203-05           Covenant Against Contingent Fees                                                       Apr 1984
---------------------------------------------------------------------------------------------------------------------------------
    52.203-06           Restrictions on Subcontractor Sales to the Government                                  Jul 1995
---------------------------------------------------------------------------------------------------------------------------------
    52.203-07           Anti-Kickback Procedures                                                               Jul 1995
---------------------------------------------------------------------------------------------------------------------------------
    52.203-08           Cancellation, Rescission, and Recovery of Funds for illegal or Improper                Jan 1997
                        Activity
---------------------------------------------------------------------------------------------------------------------------------
    52.203-10           Price or Fee Adjustment for Illegal or Improper Activity                               Jan 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.203-12           Limitation on Payments to Influence Certain Federal Transactions                       Jun 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.204-04           Printing/Copying Double-Sided on Recycled Paper                                        Aug 2000
---------------------------------------------------------------------------------------------------------------------------------
    52.209-06           Protecting the Government's Interest When Subcontracting with                          Jul 1995
                        Contractors Debarred, Suspended, or Debarment
---------------------------------------------------------------------------------------------------------------------------------
    52.211-05           Material Requirements                                                                  Aug 2000
---------------------------------------------------------------------------------------------------------------------------------
    52.211-15           Defense Priority and Allocation Requirements                                           Sep 1990
---------------------------------------------------------------------------------------------------------------------------------
    52.215-02           Audit and Records Negotiation                                                          Jun 1999
---------------------------------------------------------------------------------------------------------------------------------
    52.215-08           Order of Precedence-Uniform Contract Format                                            Oct 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.215-11           Price Reduction for Defective Cost or Pricing Data-Modifications                       Oct 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.215-13           Subcontractor Cost or Pricing Data-Modifications                                       Oct 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.215-14           Integrity of Unit Prices                                                               Oct 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.219-08           Utilization of Small Business Concerns                                                 Oct 2000
---------------------------------------------------------------------------------------------------------------------------------
    52.219-14           Limitations on Subcontracting                                                          Dec 1996
---------------------------------------------------------------------------------------------------------------------------------
    52.222-19           Child Labor -Cooperation with Authorities and Remedies                                 Feb 2001
---------------------------------------------------------------------------------------------------------------------------------
    52.222-20           Walsh-Healey Public Contracts Act                                                      Dec 1996
---------------------------------------------------------------------------------------------------------------------------------
    52.222-21           Prohibition of Segregated Facilities                                                   Feb 1999
---------------------------------------------------------------------------------------------------------------------------------
    52.222-26           Equal Opportunity                                                                      Feb 1999
---------------------------------------------------------------------------------------------------------------------------------
    52.222-35           Affirmative Action for Disabled Veterans and Veterans of the Vietnam                   Apr 1998
                        Era
---------------------------------------------------------------------------------------------------------------------------------
    52.222-36           Affirmative Action for Workers with Disabilities                                       Jun 1998
---------------------------------------------------------------------------------------------------------------------------------
    52.222-37           Employment Reports on Disabled Veterans and Veterans of the Vietnam                    Jan 1999
                        Era
---------------------------------------------------------------------------------------------------------------------------------
    52.223-06           Drug-Free Workplace                                                                    Jan 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.223-14           Toxic Chemical Release Reporting                                                       Oct 2000
---------------------------------------------------------------------------------------------------------------------------------
    52.225-08           Duty-Free Entry                                                                        Feb 2000
---------------------------------------------------------------------------------------------------------------------------------
    52.225-13           Restrictions on Certain Foreign Purchases                                              Jul 2000
---------------------------------------------------------------------------------------------------------------------------------
    52.226-01           Utilization of Indian Organizations and Indian-Owned Economic                          Jun 2000
                        Enterprises
---------------------------------------------------------------------------------------------------------------------------------





                                                                                                   N00164-01-D-0042 PAGE 27 OF 50


---------------------------------------------------------------------------------------------------------------------------------
    52.227-01           Authorization and Consent                                                              Jul 1995
---------------------------------------------------------------------------------------------------------------------------------
    52.227-02           Notice and Assistance Regarding Patent and Copyright Infringement                      Aug 1996
---------------------------------------------------------------------------------------------------------------------------------
    52.229-03           Federal, State, and Local Taxes                                                        Jan 1991
---------------------------------------------------------------------------------------------------------------------------------
    52.229-05           Taxes-Contracts performed in U.S. Possessions or Puerto Rico                           Apr 1984
---------------------------------------------------------------------------------------------------------------------------------
    52.232-01           Payments                                                                               Apr 1984
---------------------------------------------------------------------------------------------------------------------------------
    52.232-08           Discounts for Prompt Payment                                                           May 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.232-11           Extras                                                                                 Apr 1984
---------------------------------------------------------------------------------------------------------------------------------
    52.232-16           Progress Payments Alternate I                                                          Mar 2000
---------------------------------------------------------------------------------------------------------------------------------
    52.232-17           Interest                                                                               Jun 1996
---------------------------------------------------------------------------------------------------------------------------------
    52.232-23           Assignment of Claims (Jan 1986)-Alternate I                                            Apr 1984
---------------------------------------------------------------------------------------------------------------------------------
    52.232-25           Prompt Payment                                                                         May 2001
---------------------------------------------------------------------------------------------------------------------------------
    52.232-33           Payment by Electronic Funds Transfer-Central Contractor                                May 1999
                        Registration
---------------------------------------------------------------------------------------------------------------------------------
    52.233-01           Disputes                                                                               Dec 1998
---------------------------------------------------------------------------------------------------------------------------------
    52.233-03           Protest After Award                                                                    Aug 1996
---------------------------------------------------------------------------------------------------------------------------------
    52.242-13           Bankruptcy                                                                             Jul 1995
---------------------------------------------------------------------------------------------------------------------------------
    52.243-01           Changes                                                                                Aug 1987
---------------------------------------------------------------------------------------------------------------------------------
    52.243-06           Change Order Accounting                                                                Apr 1984
---------------------------------------------------------------------------------------------------------------------------------
    52.246-24           Limitation of Liability- High Value Items                                              Feb 1997
---------------------------------------------------------------------------------------------------------------------------------
    52.247-64           Preference for Privately owned U.S.-Flag Commercial Vessels                            Jun 2000
                        =X2.247-64
---------------------------------------------------------------------------------------------------------------------------------
    52.249-02           Termination for Convenience of the Government (Fixed-Price)                            Sep 1996
---------------------------------------------------------------------------------------------------------------------------------
    52.249-08           Default (Fixed-Price Supply and Service)                                               Apr 1984
---------------------------------------------------------------------------------------------------------------------------------
    52.253-01           Computer Generated Forms                                                               Jan 1991
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                              PART Il
---------------------------------------------------------------------------------------------------------------------------------
 DFARS                  Title                                                                                  Date
 -----                  -----                                                                                  ----
 Subsection
 ----------
---------------------------------------------------------------------------------------------------------------------------------
    252.203-7001        Prohibition on Persons Convicted of Fraud or Other Defense-Contract-                   Mar 1999
                        Related Felonies
---------------------------------------------------------------------------------------------------------------------------------
    252.203-7002        Display of DOD Hotline Poster                                                          Dec 1991
---------------------------------------------------------------------------------------------------------------------------------
    252.204-7003        Control of Government Personnel Work Product                                           Apr 1992
---------------------------------------------------------------------------------------------------------------------------------
    252.204-7004        Commercial and Government Entity (CAGE) Code Reporting                                 Mar 2000
---------------------------------------------------------------------------------------------------------------------------------
    252.205-7000        Provision of Information to Cooperative Agreement Holders                              Dec 1991
---------------------------------------------------------------------------------------------------------------------------------
    252.209-7000        Acquisition from Subcontractors Subject to On-Site Inspection Under the                Nov 1995
                        Intermediate-Range Nuclear Forces (INF) Treaty
---------------------------------------------------------------------------------------------------------------------------------
    252.209-7004        Subcontracting with Firms that are owned or controlled by the                          May 1998
                        Government of a Terrorist Country
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    252.223-7006        Prohibition on Storage and Disposal of Toxic and Hazardous Materials                   Apr 1993
---------------------------------------------------------------------------------------------------------------------------------
    252.225-7001        Buy American Act and Balance of Payments Program                                       Apr 2000
---------------------------------------------------------------------------------------------------------------------------------
    252.225-7002        Qualifying Country Sources as Subcontractors                                           Dec 1991
---------------------------------------------------------------------------------------------------------------------------------





                                                                                                   N00164-01-0-0042 PAGE 28 OF 50


--------------------------------------------------------------------------------------------------------------------------------
    252.225-7009        Duty-Free Entry--Qualifying Country End Products and Supplies                          Aug 2000
--------------------------------------------------------------------------------------------------------------------------------
    252.225-7010        Duty-Free Entry-Additional Provisions                                                  Au 2000
--------------------------------------------------------------------------------------------------------------------------------
    252.225-7012        Preference for Certain Domestic Commodities                                            Aug 2000
--------------------------------------------------------------------------------------------------------------------------------
    252.225-7016        Restriction on Acquisition of Bail or Roller Bearings                                  Dec 2000
--------------------------------------------------------------------------------------------------------------------------------
    252.225-7025        Restrictions on Acquisitions of Forgings                                               Jun 1997
--------------------------------------------------------------------------------------------------------------------------------
    252.225-7026        Reporting of Contract Performance Outside the United States                            Jun 2000
--------------------------------------------------------------------------------------------------------------------------------
    252.225-7031        Secondary Arab Boycott of Israel                                                       Jun 1992
--------------------------------------------------------------------------------------------------------------------------------
    252.227-7016        Rights in Bid or Proposal Information                                                  Jun 1995
--------------------------------------------------------------------------------------------------------------------------------
    252.227-7030        Technical Data-Withholding of Payment                                                  Mar 2000
--------------------------------------------------------------------------------------------------------------------------------
    252.227-7036        Declaration Of Technical Data Conformity                                               Jan 1997
--------------------------------------------------------------------------------------------------------------------------------
    252.227-7037        Validation of Restrictive Markings on Technical Data                                   Nov 1995
--------------------------------------------------------------------------------------------------------------------------------
    252.231-7000        Supplemental Cost Principles                                                           Dec 1991
--------------------------------------------------------------------------------------------------------------------------------
    252.232-7004        DOD Progress Payment Rates                                                             Feb 1996
--------------------------------------------------------------------------------------------------------------------------------
    252.243-7001        Pricing of Contract Modifications                                                      Dec 1991
--------------------------------------------------------------------------------------------------------------------------------
    252.243-7002        Request for Equitable Adjustment                                                       Mar 1998
--------------------------------------------------------------------------------------------------------------------------------
    252.244-7000        Subcontracts for Commercial Items_ and Commercial Components                           Mar 2000
                        (DOD Contracts)
--------------------------------------------------------------------------------------------------------------------------------
    252.246-7000        Material Inspection and Receiving Report                                               Dec 1991
--------------------------------------------------------------------------------------------------------------------------------
    252.247-7023        Transportation of Supplies by Sea                                                      Mar 2000
--------------------------------------------------------------------------------------------------------------------------------

                          CLAUSES IN FULL TEXT
                          -----------------------------

ORDERING (OCT 1995) (FAR 52.216-18)

         (a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from EFFECTIVE DATE OF CONTRACT through 3 YEARS FROM EFFECTIVE DATE OF CONTRACT.
         (b) All delivery orders or task orders are subject to the terms and conditions of this contract: In the event of conflict between a delivery order or task order and this contract, the contract shall control.
         (c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

ORDER LIMITATIONS (OCT 1995) (FAR 52.216-19)

(a) Minimum Order. When the Government requires supplies or services covered by this contract in an amount of less than 1 EACH, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

                                                  N00164-01-D-0042 PAGE 29 OF 50


(b) Maximum Order. The Contractor is not obligated to honor--

         (1) Any order for a single item in excess of 1,000 EACH
         (2) Any order for a combination of items in excess of 1,000 EACH:
or
         (3) A series of orders from the same ordering office within 1,095 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) of this section.

(c) If this is a requirement contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.
(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 14 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for the reasons. Upon receiving this notice, the Government may acquire the supplies or service from another source.

INDEFINITE QUANTITY (OCT 1995) (FAR 52.216-22)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum". The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum."
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after The required delivery schedule established in any order issued within the ordering period of 3 years from effective date of contract.

NOTIFICATION OF COMPETITION LIMITED TO ELIGIBLE 8(A) CONCERNS (NOV 1999) (FAR 52.219-18) DFARS 252.219-7010 ALTERNATE A (JUNE 1998)

(a) Offers are solicited only from small business concerns expressly certified by the Small Business Administration (SBA) for participation in the SBA's 8(a) Program and which meet the following criteria at the time of submission of offer
-
         [ ]
         ([1]) The Offeror is in conformance with the 8(a) support limitation set forth in its approved business plan; and

                                                  N00164-01-D-0042 PAGE 30 OF 50


         ([2]) The Offeror is in conformance with the Business Activity Targets set forth in its approved business plan or any remedial action directed by the SBA.
(b) By submission of its offer, the Offeror represents that it meets all of the criteria set forth in paragraph (a) of this clause.
(c) Any award resulting from this solicitation will be directly by the Contracting Officer to the successful 8(a) offeror selected through the evaluation criteria set forth in this solicitation.
         (1) AGREEMENT. A small business concern submitting an offer in its own name agrees to furnish, in performing the contract, only end items manufactured or produced by small business concerns in the United States. The term "United States" includes its territories and possessions, the Commonwealth of Puerto Rico, the trust territory of the Pacific Islands, and the District of Columbia. If this procurement is processed under simplified acquisition procedures and the total amount of this contract does not exceed $25,000,-a small business concern may furnish the product of any domestic firm. This subparagraph does not apply in connection with construction or service contracts.
         (2) THE SCIENCE AND TECHNOLOGY, INC contractor will notify the listed in block 7 on page 1 Contracting Officer in writing immediately upon entering an agreement (either oral or written) to transfer all or part of its stock or other ownership interest to any other party.
                                (End of Clause)

PROHIBITION OF SEGREGATED FACILITIES (52.222-21) (FEB 1999)

(a)"Segregated facilities," as used in this clause, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, sex or national origin because of written or oral policies or employee custom. The term does not include separate or single-user rest rooms and necessary dressing or sleeping areas, which shall be provided to assure privacy between the sexes.
(b) The Contractor agrees that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The Contractor agrees that a breach of this clause is a violation of the Equal Opportunity clause in this contract.
(c) The Contractor shall include this clause in every subcontract and purchase order that is subject to the Equal Opportunity clause of this contract.

HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)(FAR 52.223-3)

(a) "Hazardous material," as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).
(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This

                                                  N00164-01-D-0042 PAGE 31 OF 50


information shall also be included on the Material Safety Data Sheet submitted under this contract.

                 Material                         Identification No.
         (If none, insert "None")
     ---------------------------------     ---------------------------------
                  NONE
     ---------------------------------     ---------------------------------

     ---------------------------------     ---------------------------------

     ---------------------------------     ---------------------------------

     ---------------------------------     ---------------------------------

(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.
(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.
(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.
(f) Neither the requirements of this clause nor any actor failure to act by the Government shall relieve ~e Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.
(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.
(h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:
         (1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to --
                  (i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;
                  (ii) Obtain medical treatment for those affected by the material; and
                  (iii) Have others use, duplicate, and disclose the data for the Government for these purposes.
         (2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.
         (3) The Government is not precluded from using similar or identical data acquired from other sources.
                                (End of Clause)

   HAZARD WARNING LABELS (DEC 1991) (DFAR 252.223-7001)

(a) "Hazardous material," as used in this clause, is defined in the Hazardous Material Identification and Material Safety Data clause of this contract.

                                                  N00164-01-D-0042 PAGE 32 OF 50


(b) The Contractor shall label the item package (unit container) of any hazardous material to be delivered under this contract in accordance with the Hazard Communication Standard (29 CFR 1910.1200 et seq). The Standard requires that the hazard warning label conform to the requirements of the standard unless the material is otherwise subject to the labeling requirements of one of the following statutes:
          (1) Federal Insecticide, Fungicide and Rodenticide Act;
          (2) Federal Food, Drug and Cosmetics Act;
          (3) Consumer Product Safety Act;
          (4) Federal Hazardous Substances Act; or
          (5) Federal Alcohol Administration Act.
(c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

                  MATERIAL                              ACT
         (If None, Insert "None")
                   NONE
     ---------------------------------     ---------------------------------

     ---------------------------------     ---------------------------------

(d) The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.
(e) The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revisions adopted during the term of this contract).

HAZARDOUS MATERIALS (6002)

(a) Packaging, Packing, Marking and Labeling Hazardous materials to be shipped by any mode or combination of transportation modes shall be prepared (properly classed, described, packaged, marked, labeled, transport vehicle placarded, etc.) for shipment in accordance with MIL-STD-129 and all applicable government and carrier regulations in effect at time of shipment.
(b) In the event of a conflict between specific requirements in the contract or order and existing applicable regulations, the regulations take precedence. Under no circumstances shall the contractor knowingly use materials, markings or procedures which are not in accordance with laws and regulations applicable to the mode of transportation employed.

                  TYPE OF SHIPMENT                     APPLICABLE REGULATIONS
                  ----------------                     ----------------------
                  1. Domestic                                  A
                  2. Domestic Air Commercial                   A, B, C
                  3. Domestic Air Military                     A, F
                  *4. Export Surface                           A, E, G
                  *5. Export Air Commercial                    A, D, G
                  *6. Export Air Military (MAC)                F, G

                                                  N00164-01-D-0042 PAGE 33 OF 50


LIST OF REGULATIONS

A.    Code of Federal Regulations Title: 49 Transportation Parts 100-199
B.    Official Air Transport Restricted Articles Tariff No. 6-D C.A.B. 82
C.    Official Air Transport Restricted Articles Circular No. 6-D
D.    International Air Transport Association Restricted Articles Regulations
E.    International Maritime Dangerous Goods Code
F. Air Force Regulation 71-4 Preparation of Hazardous Materials for Military Shipment
*G. Export shipments are also subject to the domestic regulations indicated to the port of embarkation.

NOTICE OF RADIOACTIVE MATERIALS (JAN 1997) (FAR 52.223-7)

(a) The Contractor shall notify the Contracting Officer or designee, in writing, 7 days prior to the delivery of, or prior to completion of any servicing required by this contract of, items containing either (1) radioactive material requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended, as set forth in Title 10 of the Code of Federal Regulations, in effect on the date of this contract, or (2) other radioactive material not requiring specific licensing in which the specific activity is greater than 0.002 microcuries per gram or the activity per item equals or exceeds 0.01 microcuries. Such notice shall specify the part or parts of the items which contain radioactive materials, a description of the materials, the name and activity of the isotope, the manufacturer of the materials, and any other information known to the Contractor which will put users of the items on notice as to the hazards involved (OMB No. 9000-0107).

(b) If there has been no change affecting the quantity of activity, or the characteristics and composition of the radioactive material from deliveries under this contract or prior contracts, the Contractor may request that the Contracting Officer or designee waive the notice requirement in paragraph (a) of this clause. Any such request shall--
         (1) Be submitted in writing;
         (2) State that the quantity of activity, characteristics, and composition of the radioactive material have not changed; and
         (3) Cite the contract number on which the prior notification was submitted and the contracting office to which it was submitted.
(c) All items, parts, or subassemblies which contain radioactive materials in which the specific activity is greater than 0.002 microcuries per gram or activity per item equals or exceeds 0.01 microcuries, and all containers in which such items, parts or subassemblies are delivered to the Government shall be clearly marked and labeled as required by the latest revision of MIL-STD-129 in effect on the date of the contract.
(d) This clause, including this paragraph (d), shall be inserted in all subcontracts for radioactive materials meeting the criteria in paragraph (a) of this clause.

VALUE ENGINEERING (FEB 2000) (FAR 52.248-1)

As prescribed in 48.201, insert the following clause:
(a) GENERAL. The Contractor is encouraged to develop, prepare, and submit value engineering change proposals (VECP's) voluntarily. The Contractor shall share in any net acquisition savings realized from accepted VECP's, in accordance with the incentive sharing rates in paragraph (f) below.
(b) DEFINITIONS.

                                                  N00164-01-0-0042 PAGE 34 OF 50


        "ACQUISITION SAVINGS, "as used in this clause, means savings resulting from the application of a VECP to contracts awarded by the same contracting office or its successor for essentially the same unit. Acquisition savings include --
        (1) Instant contract savings, which are the net cost reductions on this, the instant contract, and which are equal to the instant unit .cost reduction multiplied by the number of instant contract units affected by the VECP, less the Contractor's allowable development and implementation costs;
        (2) Concurrent contract savings, which are net reductions in the prices of other contracts that are definitized and ongoing at the time the VECP is accepted; and
        (3) Future contract savings, which are the product of the future unit cost reduction multiplied by the number of future contract units in the sharing base. On an instant contract, future contract savings include savings on increases in quantities after VECP acceptance that are due to contract modifications, exercise of options, additional orders, and funding of subsequent year requirements on a multiyear contract. "COLLATERAL COSTS," as used in this clause, means agency cost of operation, maintenance, logistic support, or Government-furnished property.
        "COLLATERAL SAVINGS," as used in this clause, means those measurable net reductions resulting from a VECP in the agency's overall projected collateral costs, exclusive of acquisition savings, whether or not the acquisition cost changes.
        "CONTRACTING OFFICE" includes any contracting office that the acquisition is transferred to, such as another branch of the agency or another agency's office that is performing a joint acquisition action. "CONTRACTOR'S DEVELOPMENT AND IMPLEMENTATION COSTS," as used in this clause, means those costs the Contractor incurs on a VECP specifically in developing, testing, preparing, and submitting the VECP, as well as those costs the Contractor incurs to make the contractual changes required by Government acceptance of a VECP.
       "FUTURE UNIT COST REDUCTION," as used in this clause, means the instant unit cost reduction adjusted as the Contracting Officer considers necessary for projected learning or changes in quantity during the sharing period. It is calculated at the time the VECP is accepted and applies either -
       (1) Throughout the sharing period, unless the Contracting Officer decides that recalculation is necessary because conditions are significantly different from those previously anticipated; or
       (2) To the calculation of a lump-sum payment, which cannot later be revised.
       "GOVERNMENT COSTS," as used in this clause, means those agency costs that result directly from developing and implementing the VECP, such as any net increases in the cost of testing, operations, maintenance, and logistics support. The term does not include the normal administrative costs of processing the VECP or any increase in this contract's cost or price resulting from negative instant contract savings.
       "INSTANT CONTRACT," as. used in this clause, means this contract, under which the VECP is submitted. It does not include increases in quantities after acceptance of the VECP that are due to contract modifications, exercise of options, or additional orders. If this is a multiyear contract, the term does not include quantities funded after VECP acceptance. If this contract is a fixed-price contract with prospective price redetermination, the term refers to the period for which firm prices have been established.

                                                  N00164-01-D-0042 PAGE 35 OF 50


         "INSTANT UNIT COST REDUCTION" means the amount of the decrease in unit cost of performance (without deducting any Contractor's development or implementation costs) resulting from using the VECP on this, the instant contract. If this is a service contract, the instant unit cost reduction is normally equal to the number of hours per line-item task saved by using the VECP on this contract, multiplied by the appropriate contract labor rate.
         "NEGATIVE INSTANT CONTRACT SAVINGS" means the increase in the cost or price of this contract when the acceptance of a VECP results in an excess of the Contractor's allowable development and implementation costs over the product of the instant unit cost reduction multiplied by the number of instant contract units affected.
         "NET ACQUISITION SAVINGS" means total acquisition savings, including instant, concurrent, and future contract savings, less Government costs.
         "SHARING BASE," as used in this clause, means the number of affected end items on contracts of the contracting office accepting the VECP. "SHARING PERIOD," as used in this-clause, means the period beginning with acceptance of the first unit incorporating the VECP and ending at a calendar date or event determined by the contracting officer for each VECP.
         "UNIT," as used in this clause, means the item or task to which the Contracting Officer and the Contractor agree the VECP applies.
         "Value engineering change proposal (VECP)" means a proposal that -
         (1) Requires a change to this, the instant contract, to implement; and
         (2) Results in reducing the overall projected cost to the agency without impairing essential functions or characteristics; provided, that it does not involve a change --
                 (i) in deliverable end item quantities only;
                 (ii)In research and development (R&D) end items or R&D test quantities that is due solely to results of previous testing under this contract; or
                 (iii) To the contract type only.
     (c) VECP PREPARATION. As a minimum, the Contractor shall include in each VECP the information described in subparagraphs (c)(1) through (8) below. If the proposed change is affected by contractually required configuration management or similar procedures, the instructions in those procedures relating to format, identification, and priority assignment shall govern VECP preparation. The VECP shall include the following:
        (1) A description of the difference between the existing contract requirement and the proposed requirement, the comparative advantages and disadvantages of each, a justification when an item's function or characteristics are being altered, the effect of the change on the end item's performance, and any pertinent objective test data.
        (2) A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.
        (3) identification of the unit to which the VECP applies.
        (4) A separate, detailed cost estimate for
               (i)the affected portions of the existing contract requirement and
               (ii) the VECP.
               The cost reduction associated with the VECP shall take into account the Contractor's allowable development and implementation costs, including any amount attributable to subcontracts under the Subcontracts paragraph of this clause, below.
        (5) A description and estimate of costs the Government may incur in implementing the VECP, such as test and evaluation and operating and support costs.

                                                  N00164-01-D-0042 PAGE 36 OF 50


         (6) A prediction of any effects the proposed change would have on collateral costs to the agency.
         (7) A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.
         (8) Identification of any previous submissions of the VECP, including the dates submitted, the agencies and contract numbers involved, and previous Government actions, if known.
(d) SUBMISSION. The Contractor shall submit VECP's to the Contracting Officer, unless this contract states otherwise. If this contract is administered by other than the contracting office, the Contractor shall submit a copy of the VECP simultaneously to the Contracting Officer and to the Administrative Contracting Officer.
(e) GOVERNMENT ACTION.
         (1) The Contracting Officer [will] notify the Contractor of the status of the VECP within 45 calendar days after the contracting office receives it. If additional time is required, the Contracting Officer [will] notify the Contractor within the 45-day period and provide the reason for the delay and the expected date of the decision. The Government will process VECP's expeditiously; however, it [will] not be liable for any delay in acting upon a VECP.
         (2) If the VECP is not accepted, the Contracting Officer [will] notify the Contractor in writing, explaining the reasons for rejection. The Contractor may withdraw any VECP, in whole or in part, at any time before it is accepted by the Government. The Contracting Officer may require that the Contractor provide written notification before undertaking significant expenditures for VECP effort. (3) Any VECP may be accepted, in whole or in part, by the Contracting Officer's award of a modification to this contract citing this clause and made either before or within a reasonable time after contract performance is completed. Until such a contract modification applies a VECP to this contract, the Contractor shall perform in accordance with the existing contract. The [ ] decision to accept or reject all or part of any VECP [is a unilateral decision made solely at the discretion of the Contracting Officer.]
(f) SHARING RATES. If a VECP is accepted, the Contractor shall share in net acquisition savings according to the percentages shown in the table below. The percentage paid the Contractor depends upon -
         (1) This contract's type (fixed-price, incentive, or cost-reimbursement);
         (2) The sharing arrangement specified in paragraph (a) above (incentive, program requirement, or a combination as delineated in the Schedule); and
         (3) The source of the savings (the instant contract, or concurrent and future contracts), as follows:

                  CONTRACTOR'S SHARE OF NET ACQUISITION SAVINGS
                              (Figures in percent)

Contract Type           Incentive (Voluntary)          Program Requirement
                                                       (Mandatory)
                Instant Contract Concurrent and Instant Contract Concurrent and
                      Rate       Future Contract      Rate       Future Contract
                                      Rate                            Rate

                                                  N00164-01-D-0042 PAGE 37 OF 50


 Fixed-price           (1) 50        (1) 50          (1) 25            25
 (includes fixed-
 price-award-
 fee; excludes
 other fixed-
 price incentive
   contracts)
 Incentive (fixed-       (2)         (1) 50             (2)            25
 price or cost)
 (other than
 award fee)
      Cost-            (3) 25        (3) 25             15             15
 reimbursement
 (includes cost-
plus-award-fee;
 excludes other
   cost-type
   incentive
 Contracts)

         (1) The Contracting Officer may increase the Contractor's sharing rate to as high as 75 percent for each VECP.
         (2) Same sharing arrangement as the contract's profit or fee adjustment formula.
         (3) The Contracting Officer may increase the Contractor's sharing rate to as high as 50 percent for each VECP.
(g)CALCULATING NET ACQUISITION SAVINGS.
         (1) Acquisition savings are realized when
                  (i) the cost or price is reduced on the instant contract,
                  (ii) reductions are negotiated in concurrent contracts,
                  (iii) future contracts are awarded, or
                  (iv) agreement is reached on a lump-sum payment for future contract savings (see subparagraph (i)(4) below). Net acquisition savings are first realized, and the Contractor shall be paid a share, when Government costs and any negative instant contract savings have been fully offset against acquisition savings,
         (2) Except in incentive contracts, Government costs and any price or cost increases resulting from negative instant contract savings shall be offset against acquisition savings each time such savings are realized until they are fully offset. Then, the Contractor's share is calculated by multiplying net acquisition savings by the appropriate Contractor's percentage sharing rate (see paragraph (f) above). Additional Contractor shares of net acquisition savings shall be paid to the Contractor at the time realized.
         (3) If this is an incentive contract, recovery of Government costs on the instant contract shall be deferred and offset against concurrent and future contract savings. The Contractor shall share through the contract incentive structure in savings on the instant contract items affected. Any negative instant contract savings shall be added to the target cost or to the target price and ceiling price, and the amount shall be offset against concurrent and future contract savings.

                                                  N00164-01-D-0042 PAGE 38 OF 50


         (4) If the Government does not receive and accept all items on which it paid the Contractor's share, the Contractor shall. reimburse the Government for the proportionate share of these payments.

(h) CONTRACT ADJUSTMENT. The modification accepting the VECP (or a subsequent modification issued as soon as possible after any negotiations are completed) shall --
         (1) Reduce the contract price or estimated cost by the amount of instant contract savings, unless this is an incentive contract;
         (2) When the amount of instant contract savings is negative, increase the contract price, target price and ceiling price, target cost, or estimated cost by that amount; .
         (3) Specify the Contractor's dollar share per unit on future contracts, or provide the lump-sum payment;
         (4) Specify the amount of any Government costs or negative instant contract savings to be offset in determining net acquisition savings realized from concurrent or future contract savings; and
         (5) Provide the Contractor's share of any net acquisition savings under the instant contract in accordance with the following:
                  (i) Fixed-price contracts - add to contract price.
                  (ii) Cost-reimbursement contracts - add to contract fee.
(i) CONCURRENT AND FUTURE CONTRACT SAVINGS.
         (1) Payments of the Contractor's share of concurrent and future contract savings shall be made by a modification to the instant contract in accordance with subparagraph (h)(5) above. For incentive contracts, shares shall be added as a separate firm-fixed-price line item on the instant contract. The Contractor shall maintain records adequate to identify the first delivered unit for 3 years after final payment under this contract.
         (2) The Contracting Officer shall calculate the Contractor's share of concurrent contract savings by --
                  (i)Subtracting from the reduction in price negotiated on the concurrent contract any Government costs or negative instant contract savings not yet offset; and
                  (ii) Multiplying the result by the Contractors sharing rate.
         (3) The Contracting Officer shall calculate the Contractor's share of future contract savings by --
                  (i) Multiplying the future unit cost reduction by the number of future contract units scheduled for delivery during the sharing period;
                  (ii) Subtracting any Government costs or negative instant contract savings not yet offset; and
                  (iii) Multiplying the result by the Contractor's sharing rate.
         (4) When the Government wishes and the Contractor agrees, the Contractor's share of future contract savings may be paid in a single lump sum rather than in a series of payments over time as future contracts are awarded. Under this alternate procedure, the future contract savings may be calculated when the VECP is accepted, on the basis of the Contracting Officer's forecast of the number of units that will be delivered during the sharing period. The Contractor's share shall be included in a modification to this contract (see subparagraph
         (h)(3) above) and shall not be subject to subsequent adjustment.
         (5) Alternate no-cost settlement method. When, in accordance with subsection 48.104-4 of the Federal Acquisition Regulation, the Government and the Contractor mutually agree to use the no-cost settlement method, the following applies:
                  (i) The Contractor will keep all the savings on the instant contract and on its concurrent contracts only.

                                                  N00164-01-D-0042 PAGE 39 OF 50


                  (ii) The Government will keep all the savings resulting from concurrent contracts placed on other sources, savings from all future contracts, and all collateral savings.
(j) COLLATERAL SAVINGS. If a VECP is accepted, [the Contracting Officer will increase] the instant contract amount[ ], as specified in paragraph (h)(5) of this clause, by a rate from 20 to 100 percent, as determined by the Contracting Officer, of any projected collateral savings determined to be realized in a typical year of use after subtracting any Government costs not previously offset. However, the Contractor's share of collateral savings [will] not exceed[ ] the contract's firm-fixed-price, target price, target cost, or estimated cost, at the time the VECP is accepted, or [ ] $100,000, whichever is greater. The Contracting Officer [will] be the sole determiner of the amount of collateral savings[ ].
(k) RELATIONSHIP TO OTHER INCENTIVES. Only those benefits of an accepted VECP not rewardable under performance, design-to-cost (production unit cost, operating and support costs, reliability and maintainability), or similar incentives shall be rewarded under this clause. However, the targets of such incentives affected by the VECP shall not be adjusted because of VECP acceptance. If this contract specifies targets but provides no incentive to surpass them, the value engineering sharing shall apply only to the amount of achievement better than target.
(l) SUBCONTRACTS. The Contractor shall include an appropriate value engineering clause in any subcontract of $100,000 or more and may include one in subcontracts of lesser value. In calculating any adjustment in this contract's price for instant contract savings (or negative instant contract savings), the Contractor's allowable development and implementation costs shall include any subcontractor's allowable development and implementation costs, and any value engineering incentive payments to a subcontractor, clearly resulting from a VECP accepted by the Government under this contract. The Contractor may choose any arrangement for subcontractor value engineering incentive payments; provided, that the payments shall not reduce the Government's share of concurrent or future contract savings or collateral savings.
(m) DATA. The Contractor may restrict the Government's right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:

These data, furnished under the Value Engineering clause of contract _________, shall not be disclosed outside the Government or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government's right to use information contained in these data if it has been obtained or is otherwise available from the Contractor or from another source without limitations.

If a VECP is accepted, the Contractor hereby grants the Government unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Government shall have the rights specified in the contract modification implementing the VECP and shall appropriately mark the data. (The terms "unlimited rights" and "limited rights" are defined in Part 27 of the Federal Acquisition Regulation.)
                                 (End of Clause)

CLAUSES INCORPORATED BY REFERENCE (FEB 1998) (52.252-2)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the Jull text of a clause may be accessed electronically at this/these addresses*(es):
http://www.arnet.aov/far

                                                 N00164-01-D-0042 PAGE 40 OF 50

SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS (AUG 2000) (DFARS 252.211.7005)

         (a) * * * Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives-of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

         (b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet in PDF format at http://www.dcmc.hq.dia.mil/dcmc_o/oc/spi/files/dbreport/files/modified.
         pdf and in Excel format at http://www.dcmc.hq.dia.mil/dcmco/oc/spi/ files/dbreport/files/modified.xls.

SECTION 8(a) DIRECT AWARD (JUN 1998) (252.219-7009)

         (a) This contract is issued as a direct award between the contracting office and the 8(a) Contractor pursuant to the Memorandum of Understanding dated May 6, 1998, between the Small Business Administration (SBA) and the Department of Defense. Accordingly, the SBA is not a party to this contract. SBA does retain responsibility for 8(a) certification, for 8(a) eligibility determinations and related issues, and for providing counseling and assistance to the 8(a) Contractor under the 8(a) Program. The cognizant SBA district office is:
                                    BALTIMORE DISTRICT OFFICE
                                    CITY CRESCENT BLDG., 6TH FLOOR
                                    10 S HOWARD STREET
                                    BALTIMORE, MD 21201
         (b) The contracting office is responsible for administering the contract and for taking any action on behalf of the Government under the terms and conditions of the contract; provided that-the contracting office shall give advance notice to the SBA before it issues a final notice terminating performance, either in whole or in part, under the contract. The contracting office also shall coordinate with the SBA prior to processing any novation agreement. The contracting office may assign contract administration functions to a contract administration office.
         (c) The Contractor agrees that-
                  (1) It will notify the Contracting Officer, simultaneous with its notification to the SBA (as required by SBA's 8(a) regulations at 13 CFR 124.308), when the owner or owners upon whom 8(a) eligibility is based plan to relinquish ownership or control of the concern.
                  Consistent with Section 407 of Pub. L. 100-656, transfer of ownership or control shall result in termination of the contract for convenience, unless the SBA waives the requirement for termination prior to the actual relinquishing of ownership and control; and
                  (2) It will not subcontract the performance of any of the requirements of this contract without the prior written approval of the SBA and the Contracting Officer.
                                 (End of clause)

                                                  N00164-01-D-0042 PAGE 41 OF 50


RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (NOV 1995) (DFAR 252.227-7013 (Alt 1))

      (a) Definitions. As used in this clause:

            (1) "Computer data base" means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.
            (2) "Computer program" means a set of instructions, rules, or routines recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.
            (3) "Computer software" means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation.
            (4) "Computer software documentation" means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.
            (5) "Detailed manufacturing or process data" means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.
            (6) "Developed" means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to :demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered "developed," the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.
            (7) "Developed exclusively at private expense" means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.
                  (i) Private expense determinations should be made at the lowest practicable level.
                  (ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.
            (8) "Developed exclusively with government funds" means development was not accomplished exclusively or partially at private expense.
            (9) "Developed with mixed funding" means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.
            (10) "Form, fit, and function data" means technical data that describes the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

                                                 NOO 164-01-D-0042 PAGE 42 OF 50


         (11) "Government purpose" means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data for commercial purposes or authorize others to do so.
         (12) "Government purpose rights" means the rights to-
                  (i) Use, modify, reproduce, release, perform, display, or disclose technical data within the Government without restriction; and
                  (ii) Release or disclose technical data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States government purposes.
         (13) "Limited rights" means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or, in. part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release or disclose such data or authorize the use or reproduction of the data by persons outside the Government if reproduction, release, disclosure, or use is-
                  (i) Necessary for emergency repair and overhaul; or
                  (ii) A release or disclosure of technical data (other than detailed manufacturing or process any data) to, or use of such data by, a foreign government that is in the interest of the Government and is required for evaluational or informational purposes;
                  (iii) Subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and
                  (iv) The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.
         (14) "Technical data" means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.
         (15) "Unlimited rights" means rights to use, modify, reproduce, perform, display, release, or disclose technical data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.
(b) Rights in technical data. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in technical data other than computer software documentation (see the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract for rights in computer software documentation):
                  (1) Unlimited rights. The Government shall have unlimited rights in technical data that are-
                  (i) Data pertaining to an item, component, or process which has been or will be developed exclusively with Government funds;
                  (ii) Studies, analyses, test data, or similar data produced for this contract, when the study, analysis, test, or similar work was specified as an element of performance;

                                                  N00164-01-D-0042 PAGE 43 OF 50


                  (iii) Created exclusively with Government funds in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes;
                  (iv) Form, fit, and function data;
                  (v) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);
                  (vi) Corrections or changes to technical data furnished to the Contractor by the Government;
                  (vii) Otherwise publicly available or have been released or disclosed by the Contractor or subcontractor without restrictions on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data to another party or the sale or transfer of some or all of a business entity or its assets to another party;
                  (viii) Data in which the Government has obtained unlimited rights under another Government contractor as a result of negotiations; or
                  (ix) Data furnished to the Government, under this or any other Government contract or subcontract thereunder, with-
                           (A) Government purpose license rights or limited
rights and the restrictive condition(s) has/have expired; or
                           (B) Government purpose rights and the Contractor's
exclusive right to use such data for commercial purposes has expired.
         (2) Government purpose rights.
                  (i) The Government shall have government purpose rights for a five-year period, or such other period as may be negotiated, in technical data-
                           (A) That pertain to items, components, or processes
developed with mixed funding except F-' hen the Government is entitled to unlimited rights in such data as provided in paragraphs (b)(H) and (b)(iv) through (b)(ix) of this clause; or
                           (B) Created with mixed funding in the performance of
a contract that does not require the development, manufacture, construction, or production of items, components, or processes.
                  (ii) The five-year period, or such other period as may have been negotiated, shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option exercise that required development of the items, components, or processes or creation of the data described in paragraph (b)(2)(i)(B) of this clause. Upon expiration of the five-year or other negotiated. period, the Government shall have unlimited rights in the technical data.
                  (iii) The Government shall not release or disclose technical data in which it has government purpose rights unless-
                           (A) Prior to release or disclosure, the intended
recipient is subject to the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS); or
                           (B) The recipient is a Government contractor
receiving access to the data for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.
                  (iv) The Contractor has the exclusive right, including the right to license others, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose during the time period specified in the government purpose rights legend prescribed in paragraph (f)(2) of this clause.
         (3) Limited rights.
                  (i) Except as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause, the Government shall have limited rights in technical data-

                                                  N00164-01-D-0042 PAGE 44 OF 50


                           (A) Pertaining to items, components, or processes
developed exclusively at private expense and marked with the limited rights legend prescribed in paragraph (f) of this clause; or
                           (B) Created exclusively at private expense in the
performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.
                  (ii) The Government shall require a recipient of limited rights data for emergency repair or overhaul to destroy the data and all copies in its possession promptly following completion of the emergency repair/overhaul and to notify the Contractor that the data have been destroyed.
                  (iii) The Contractor, its subcontractors, and suppliers are not required to provide the Government additional rights to use, modify, reproduce, release, perform, display, or disclose technical data furnished to the Government with limited rights. However, if the Government desires to obtain additional rights in technical data in which it has limited rights, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable terms for transferring such rights. All technical data in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contract. The license shall enumerate the additional rights granted the Government in such data.
         (4) Specifically negotiated license rights. The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in technical data, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights than are enumerated in paragraph (a)(13) of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract.
         (5) Prior government rights. Technical data that will be delivered, furnished, or otherwise provided o the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless-
                  (i) The parties have agreed otherwise; or
                  (ii) Any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.
         (6) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of technical data made in accordance with paragraph (a)(13) or (b)(2)(iii) of this clause, in accordance with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the data and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data marked with restrictive legends.
(c) Contractor rights in technical data. All rights not granted to the Government are retained by the Contractor.
(d) Third party copyrighted data. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted data in the technical data to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data of the appropriate scope set forth in paragraph (b) of this clause, and has affixed a statement of the license or licenses obtained on behalf of the Government and other persons to the data transmittal document.
(e) Identification and delivery of data to be furnished with restrictions on use, release, or disclosure.
         (1) This paragraph does not apply to restrictions based solely on copyright.

                                                 N00164-01 -D-0042 PAGE 45 OF 50


         (2) Except as provided in paragraph (e)(3) of this clause, technical data that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure are identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any data with restrictive markings unless the data are listed on the Attachment.
         (3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled .date for delivery of the data, in the following format, and signed by an official authorized to contractually obligate the Contractor:

         Identification and Assertion of Restrictions on the Government's Use, Release, or Disclosure of Technical Data.
         The Contractor asserts for itself, or the persons identified below, that the Government' rights to use, release, or disclose the following technical data should be restricted-

    --------------------------------------------------------------------------------------------------------------------------------
      Technical Data to be           Basis for Assertion             Asserted Rights                Name of Person
      Furnished With                                                 Category                       Asserting Restrictions
      Restrictions
    --------------------------------------------------------------------------------------------------------------------------------
      List *                         List**                          List***                        List****
    --------------------------------------------------------------------------------------------------------------------------------

         *If the assertion is applicable to items, components, or processes developed at private expense, identify both the data and each such item, component, or process.

         **Generally, the development of an item, component, or process at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government's rights to use, release, or disclose technical data pertaining to such items, components, or processes. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government's rights should be restricted.

         ***Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited or government purpose rights under this or a prior contract, or specifically negotiated licenses).

         ****Corporation, individual, or other person, as appropriate.

       Date                         _______________________________________

       Printed Name and Title       _______________________________________

                                    _______________________________________

       Signature                    _______________________________________
                                    (End of identification and assertion)

                                                  N00164-01-D-0042 PAGE 46 OF 50


         (4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor's assertions. The Contracting Officer reserves the right to add the Contractor's assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Restrictive Markings on Technical Data clause of this contract.
(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data to be delivered under this contract by marking the deliverable data subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract: the government purpose rights legend at paragraph (f)(2) of this clause; the limited rights legend at paragraph (0(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.
         (1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all technical data that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. Reproductions of technical data or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.
         (2) Government purpose rights markings. Data delivered or otherwise furnished to the Government with government purpose rights shall be marked as follows:

                            GOVERNMENT PURPOSE RIGHTS
                Contract No.
                Contractor Name
                Contractor Address
                Expiration Date

         The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(2) of the Rights in Technical Data-Noncommercial Items clause contained in the above identified contract. No. restrictions apply after the expiration date shown above. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.
                                 (End of legend)

         (3) Limited rights markings. Data delivered or otherwise furnished to the Government with limited rights shall be marked with the following legend:

                                 LIMITED RIGHTS

                Contract No.

                Contractor Name

                Contractor Address

                                                  N00164-01-D-0042 PAGE 47 OF 50


         The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data--Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.
                                 (End of legend)

         (4) Special license rights markings.
                  (i) Data in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend:

                             SPECIAL LICENSE RIGHTS

         The Government's rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No. ____ (Insert contract number) ____, License No. ____ (Insert license identifier)____. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

                                 (End of legend)

         (ii) For purposes of this clause, special licenses do not include government purpose license " . rights acquired under a prior contract (see paragraph (b)(5) of this clause).

         (5) Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data deliverable under this contract, and those restrictions are still applicable, the Contractor may mark such data with the appropriate restrictive legend for which the data qualified under the prior contract or license. The marking procedures in paragraph
(f)(1) of this clause shall be followed.
(g) Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that deliver technical data with other than unlimited rights, shall-
         (1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and
         (2) Maintain records sufficient to justify the validity of any restrictive markings on technical data delivered under this contract.
(h) Removal of unjustified and nonconforming markings.
         (1) Unjustified technical data markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data furnished or to be furnished under this contract are contained in the Validation of Restrictive Markings on Technical Data clause of this contract. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor's expense, correct or strike a marking if, in accordance with the procedures in the Validation of Restrictive Markings on Technical Data clause of this contract, a restrictive marking is determined to be unjustified.

                                                  N00164-01-D-0042 PAGE 48 OF 50


         (2) Nonconforming technical data markings. A nonconforming marking is a marking placed on technical data delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking and the Contractor fails to remove or correct such marking within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming marking.

         (i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(j) Limitation on charges for rights in technical data.
         (1) The Contractor shall not charge to this contract any cost, including, but not limited to, license fees, royalties, or similar charges, for rights in technical data to be delivered under this contract when-
                  (i) The Government has acquired, by any means, the same or greater rights in the data; or
                  (ii) The data are available to the public without restrictions.

         (2) The limitation in paragraph 0)(1) of this clause-
                  (i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier technical data, if the subcontractor or supplier :-has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and
                  (ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data will be delivered.

(k) Applicability to subcontractors or suppliers.

         (1) The Contractor shall ensure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes of paragraph (e) of this clause are recognized and protected.

         (2) Whenever any technical data for noncommercial items is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in the subcontract or other contractual instrument, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. No other clause shall be used to enlarge or diminish the Government's, the Contractor's, or a higher-tier subcontractor's or supplier's rights in a subcontractor's or supplier's technical data.

         (3) Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher-tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime contract for data which may be submitted with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by submitting such data directly to the Government, rather than through a higher-tier contractor, subcontractor, or supplier.

                                                  N00164-01-D-0042 PAGE 49 OF 50


         (4) The Contractor and higher-tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data from their subcontractors or suppliers.

         (5) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data as an excuse for failing to satisfy its contractual obligation to the Government.
                                (End of clause)

STANDARD COMMERCIAL WARRANTY (6001)

The contractor shall extend to the Government the full coverage of any standard commercial warranty normally offered in a similar commercial sale, provided such warranty is available at no additional cost to the Government. Acceptance of the standard commercial warranty does not waive the Government's rights under the "Inspection" clause-nor does it limit the Government's rights with regard to the other terms and conditions of this contract. In the event of a conflict, the terms and conditions of the contract shall take precedence over the standard commercial warranty. The standard commercial warranty period shall begin upon final acceptance of the applicable material and/or services listed in the Schedule.

The contractor shall provide a copy of its standard commercial warranty (if applicable) with its offer. The warranty covers a period of \ 6 \ months.


PERFORMANCE EVALUATION (6008)

The Government will evaluate the performance of the contractor awarded the contract resulting from this solicitation, in accordance with FAR 42.15. The following performance rating factors will be utilized: Quality; Cost Control; Timeliness of Performance; Business Relations; Customer Satisfaction.


                                                                                                   N00164-01-D-0042 PAGE 50 OF 50


                                                 SECTION "J" LIST OF ATTACHMENTS

Exhibit "A" - Contract Data Requirements List (CDRL):
-----------

---------------------------------------------------------------------------------------------------------------------------------
  Description                                                          Date                               No. of Pages
  -----------                                                          ----                               ------------
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A001 Quality System Plan                                        29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A002 Contractor's Configuration Management                      29 JUNE 2001                       1
  Plan
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A004 Test Procedure-Production                                  29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A005 Test/inspection Report                                     29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A006 Configuration Audit Report                                 29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A007 Provisioning Technical Documentation                       29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A008 Recommended Spare Parts List                               29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A009 Engineering Change Proposals                               29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A010 Request for Deviation                                      29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A011 Request for Waiver                                         29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A0012 Notice of Revision                                        29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A013 Failure Analysis and Corrective Action                     29 JUNE 2001                       1
  Report
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A014 Conference Minutes                                         29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A015 Conference Agenda                                          29 JUNE 2001                       1
---------------------------------------------------------------------------------------------------------------------------------
  CDRL A016 Contractor's Progress, Status and                          29 JUNE 2001                       1
  Management Report
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  Exhibit "B" -
  -----------
---------------------------------------------------------------------------------------------------------------------------------
  PRODUCT SPECIFICATION PS/01/8855/002                                 27 SEPTEMBER 2001                  14
---------------------------------------------------------------------------------------------------------------------------------
  TECHNICAL MANUAL FOR SHIPBOARD ACADA                                 JUNE 2001                          32
  SW073-AF-MMO-010/MK 27 MOD 0
---------------------------------------------------------------------------------------------------------------------------------

                 DIDs are available at http://www.dtic.mii/dps-phiia/.

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT          A
C. CATEGORY         TDP            TM             OTHER [X]
D. SYSTEM/ITEM
E. CONTRACT/PR NO.            N00164-01-D-0042
F. CONTRACTOR                 STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A001
2. TITLE OF DATA ITEM              QUALITY SYSTEM PLAN
3. SUBTITLE
4. AUTHORITY                       DI-QCIC-81449
5. CONTRACT REFERENCE              3.2.9.1 and 3.2.9.4
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       SEE BLK 16
13. DATE OF SUBSEQUENT SUBMISSION  SEE BLK 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

BLOCK 8 - Government will review the draft plan for technical adequacy and content IAW of the SOW. Written comments to be incorporated into the final will be provided by the Government within 15 days after receipt of the draft.

Block 9 - Distribution Statement C: Distribution Authorized to U.S. Government Agencies and their contractors;
Administrative/Operational use; OCT 1999. Other requests for this document shall be referred to Naval Sea Systems Command (SEA-005R1)

DESTRUCTION NOTICE. "For unclassified, limited documents, destroy by any method that will prevent disclosure of contents or reconstruction of the document.

BLOCKS 12 and 13 - Submit the draft 60 days after award of contract. Submit the final within 20 days after receipt of Government comments.

Block 14 - addressee List (AL)

AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_sandra@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT          A
C. CATEGORY         TDP            TM             OTHER [X]
D. SYSTEM/ITEM
E. CONTRACT/PR NO.            N00164-01-D-0042
F. CONTRACTOR                 STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A002
2. TITLE OF DATA ITEM              CONTRACTOR'S CONFIGURATION MANAGEMENT PLAN
3. SUBTITLE
4. AUTHORITY                       DI-CMAN-80858B
5. CONTRACT REFERENCE              3.2.6
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       30 DAC
13. DATE OF SUBSEQUENT SUBMISSION  15 DARC
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

BLOCK 8 - Submit the draft plan 30 days after award. The Government will review the draft for technical adequacy and in accordance with (IAW) the SOW. Written comments to be incorporated into the final plan will be provided within 15 days after receipt of draft.

Block 9 - Distribution Statement C and DESTRUCTION NOTICE APPLIES.

Block 14 - addressee List (AL)

AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT          A
C. CATEGORY         TDP            TM             OTHER [X]
D. SYSTEM/ITEM
E. CONTRACT/PR NO.            N00164-01-D-0042
F. CONTRACTOR                 STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A004
2. TITLE OF DATA ITEM              TEST PROCEDURE
3. SUBTITLE                        Production
4. AUTHORITY                       DI-RELI-80603
5. CONTRACT REFERENCE              3.2.4.2
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     DD
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       SEE BLK 16
13. DATE OF SUBSEQUENT SUBMISSION  SEE BLK 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS

BLOCK 8 - The Government will review the draft for technical adequacy in accordance with (IAW) the requirements of the SOW. Written comments to be incorporated into the final will be provided by the Government within 15 days after receipt of the draft.

Block 9 - Distribution Statement C and DESTRUCTION NOTICE APPLIES.

BLOCKS 12 and 13 - Submit the draft 30 days after receipt of production authorization. Submit the final within 15 days after receipt of Government comments.

Block 14 - addressee List (AL)

AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT          A
C. CATEGORY         TDP            TM             OTHER [X]
D. SYSTEM/ITEM
E. CONTRACT/PR NO.            N00164-01-D-0042
F. CONTRACTOR                 STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A005
2. TITLE OF DATA ITEM              TEST/INSPECTION REPORT
3. SUBTITLE
4. AUTHORITY                       DI-NDTI-80809B
5. CONTRACT REFERENCE              3.2.4.2
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       SEE BLK 16
13. DATE OF SUBSEQUENT SUBMISSION  SEE BLK 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------
16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

Block 9 - Distribution Statement C and DESTRUCTION NOTICE APPLIES.

BLOCKS 12 and 13 - Submit the report within 10 days after completion of the First Article Unit testing. Submit the report concurrent with each delivery.

Block 14 - addressee List (AL)
AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT          A
C. CATEGORY         TDP            TM             OTHER [X]
D. SYSTEM/ITEM
E. CONTRACT/PR NO.            N00164-01-D-0042
F. CONTRACTOR                 STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A006
2. TITLE OF DATA ITEM              CONFIGURATION AUDIT REPORT
3. SUBTITLE                        PCA
4. AUTHORITY                       DI-CMAN-81022C
5. CONTRACT REFERENCE              3.2.6
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       SEE BLK 16
13. DATE OF SUBSEQUENT SUBMISSION  SEE BLK 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------
16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

Block 9 - Distribution Statement C and DESTRUCTION NOTICE APPLIES.

BLOCKS 12 and 13 - Submit the report within 21 days after completion of the PCA.

Block 14 - addressee List (AL)
AL-01 is DCMAO

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT          A
C. CATEGORY         TDP            TM             OTHER [X]
D. SYSTEM/ITEM
E. CONTRACT/PR NO.            N00164-01-D-0042
F. CONTRACTOR                 STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A007
2. TITLE OF DATA ITEM              PROVISIONING TECHNICAL DOCUMENTATION
3. SUBTITLE
4. AUTHORITY                       DI-ILSS-81285
5. CONTRACT REFERENCE              3.2.8
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       AS REQ
13. DATE OF SUBSEQUENT SUBMISSION  AS REQ
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------
16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

Block 9 - Distribution Statement C and DESTRUCTION NOTICE APPLIES.

BLOCKS 12 and 13 - Submit the report within 10 days after completion of the First Article Unit testing. Submit the report concurrent with each delivery.

Block 14 - addressee List (AL)
AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_sandra@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.
--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF 4
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00178-01-D-3008
2. DELIVERY ORDER NO.                        0001
3. DATE OF ORDER(YYYMMMDD)                   20010208
4. REQUISITION/PURCH REQUEST NO.             See Page 2
5. PRIORITY
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: M. Piersall, SD139, piersallmf@nswc.navy.mil
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA Baltimore
     217 E Redwood Street, Suite 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     10075 Tyler Place, Suite 17
     Ijamsville, MD 21754
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     20020208
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS                           NONE
13. MAIL INVOICES TO ADDRESS IN BLOCK        6, Attn: MD241
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: Carlos Lama/B53
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-CO/South Entitlement Division
     P.O. BOX 182264
     Columbus, OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE AND TECHNOLOGY RESEARCH INC.

---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[ ] if this box is marked, supplier must sign Acceptance and return the following number of copies:
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
                    SEE PAGES 2-4

-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY J.E. THOMSON
     /s/ J.E. Thomson          CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                             $48,883.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

ACCOUNTING AND APPROPRIATION DATA

The following line of accounting obligated at contract award is applied to this order.
DO NOT RE-OBLIGATE:

ACRN: AA 97X4930 NH1E 000 77777 0 000178 2F 000000 21B300ACPRC        $25,000
B53000/03494170

ITEM      DESCRIPTION                                QUANTITY            AMOUNT

0001      The contractor shall provide
          engineering development support for
          chemical detection systems in
          accordance with the statement of work.

                                                       1 Lot
                                                            Est. Cost    $45,473
                                                            Fixed Fee      3,410
                                                            Total ECPFF  $48,883

0002      Contract Data Requirements List                  Not Separately Priced
          (DD Form 1423) in support of
          CLIN 0001.

2. The following details funding to date:

TOTAL          FUNDS THIS          PREVIOUS       FUNDS          BALANCE
ORDER CPFF     ACTION              FUNDING        AVAILABLE      UNFUNDED
--------------------------------------------------------------------------------
$48,883        $25,000             $0             $25,000        $23,883

3. NAVSEA 5252.232-9104 ALLOTMENT OF FUNDS (MAY 1993)
   --------------------------------------------------

(a) This order is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this order for payment of fee for incrementally funded order line item number 0001, subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this order for payment of cost for incrementally funded CLIN 0001 is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLIN covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

ITEMS          ALLOTTED TO         ALLOTTED TO         ESTIMATED PERIOD OF
               COST                FEE                 PERFORMANCE
--------------------------------------------------------------------------------
CLIN 0001      $23,256             $1,744              2/8/01 - 5/8/01

(b) The parties contemplate that the Government will allot additional amounts to this order from time to time for the incrementally funded CLIN 0001 by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

                               STATEMENT OF WORK

As provided for under the contract Statement of Work paragraph C.2.1 and C.2.1.2, the contractor shall provide engineering development support as well as procurement of materials to accomplish the following tasks in support of chemical detection systems at the Naval Surface Warfare Center, Dahlgren Division.

C.1 SHIPBOARD AUTOMATIC CHEMICAL AGENT DETECTOR & ALARM (SHIP ACACA).

C.1.1 Provide technical support for the procurement of parts to maintain fifteen
(15) Ship ACADA prototype units.

C.1.2 Provide EMI tests RE102, RS103, and test report, per MIL-STD-461D, for (1) Ship ACADA system. Provide technical support during two (2) days of testing. The contractor shall provide test planning in coordination with NSWCDD technical personnel.

C.1.3 Investigate modifications of detector cables to mitigate EMI. Supply one
(1) set of modified cables.

C.1.4 Provide live agent testing for one (1) Ship ACADA system at an approved surety laboratory. Provide technical support during four (4) days of testing. The live agent tests will be limited to three agents: Lewisite, CK and HD. The contractor shall provide test planning and coordination with NSWCDD technical personnel.

                         GOVERNMENT FURNISHED MATERIALS

None.

                              TRAVEL REQUIREMENTS

Travel requirements are as follows:

Purpose                    Destination       Person(s)      Day(s)       Trip(s)
--------------------------------------------------------------------------------
EMI Test                   Annapolis, MD      1              1              2
Live Agent Test            Gaithersburg, MD   1              1              4
EMI (Cable Design)         Annapolis, MD      2              1              1
EMI (Cable/Filter Design)  Amherst, NH        2              2              1

                             PERIOD OF PERFORMANCE

The period of performance shall be 12 months from the start of the delivery order.

                               DATA REQUIREMENTS

Project/Task Description: Support for Ship ACADA systems. Data shall be provided in accordance with the contractor's Contract Data Requirement List (CDRL).

CDRL Sequence Number:        A0007
Title:                       Contractor's Progress, Status and Management Report
Applicability:               Task C.1
Date due:                    Monthly
                             B53/Lama
                             B53/Lamoy
                             B53/Fitzgerald
                             S13-9/Piersall (cover letter only)

CDRL Sequence Number:        A0009
Title:                       Test Report
Applicability:               Task C.1.2 and C.1.3
Date due:                    30 days after test completion
                             B53/Lama
                             B53/Lamoy
                             B53/Fitzgerald
                             S13-9/Piersall (cover letter only)


DISTRIBUTION
------------
EDA
Contractor
B53/Lama

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      U                                          1  |   4
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                0001-01
3. EFFECTIVE DATE                            See Blk 16
4. REQUISITION/PURCHASE REG. NO.             B53000/11416658
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Contracting Officer
     Attn: Maryann F. Piersall, SD13-9       (540) 653-7765
     Naval Surface Warfare Center            piersallmf@nswc.navy.mil
     17320 Dahlgren Rd., Dahlgren, VA 22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE  S2101A
     DCMA Baltimore
     217 E Redwood St. Ste. 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)

     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 Tyler Place, Suite 17
     Ijamsville MD 21754
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.                 [X]
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00178-01-D-3008, 0001
10B. DATED (SEE ITEM 13)                          8 Feb 01
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
[X]  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES
        SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-2, Changes - Cost Reimbursement
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attached Pages

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     6-4-01
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     J.E. THOMSON

16B. UNITED STATES OF AMERICA
     BY /s/ J.E. Thomson
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED
     6/7/01

ACCOUNTING AND APPROPRIATION DATA

CLIN 0001, Requisition No.: B53000/11416658
ACRN: AC 97X4930 NH1E 000 77777 0 000178 2F 000000 21B5301ACADA         $15,000

The following line of accounting obligated at contract award is applied to this order. DO NO RE-OBLIGATE:

CLIN 0001, Requisition No.: B53000/03494172
ACRN: AB 97X4930.NH1E 000 77777 0 000178 2F 000000 21B5301LSDAH         $10,000

This modification is issued to increase the estimated cost-plus-fixed-fee as a result of a modification to the statement of work.

1. As a result of this modification, the order is increased as follows:

                         CURRENT             THIS           REVISED
                         AMOUNT              ACTION         AMOUNT
--------------------------------------------------------------------------------
EST. COST                $45,473             $10,715        $56,188
FIXED FEE                  3,410                 804          4,214
TOTAL CDFF               $48,883             $11,519        $60,402

2. The following details funding to date:

TOTAL          FUNDS THIS          PREVIOUS       FUNDS          BALANCE
ORDER CPFF     ACTION              FUNDING        AVAILABLE      UNFUNDED
--------------------------------------------------------------------------------
$60,402        $25,000             $25,000        $50,000        $10,402

3. NAVSEA 5252.232-9104 ALLOTMENT OF FUNDS (MAY 1993)
   --------------------------------------------------

(a) This order is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this order for payment of fee for incrementally funded order line item number 0001, subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this order for payment of cost for incrementally funded CLIN 0001 is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLIN covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

ITEMS          ALLOTTED TO         ALLOTTED TO         ESTIMATED PERIOD OF
               COST                FEE                 PERFORMANCE
--------------------------------------------------------------------------------
CLIN 0001      $46,512             $3,488              2/8/01 - 12/8/01

(b) The parties contemplate that the Government will allot additional amounts to this order from time to time for the incrementally funded CLIN 0001 by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

The revised statement of work is shown below:

                              DELIVERY ORDER 0001
                   UNDER CONTRACT N00178-01-D-3008 (Mod. 01)

As provided for under the contract Statement of Work paragraph C.2.1 and C.2.1.2, the contractor shall provide engineering development support as well as procurement of materials to accomplish the following tasks in support of chemical detection systems at the Naval Surface Warfare Center, Dahlgren Division.

                            REVISED STATEMENT OF WORK

C.1 SHIPBOARD AUTOMATIC CHEMICAL AGENT DETECTOR & ALARM (SHIP ACACA).

C.1.1 Provide technical support for the procurement of parts and modification, assembly, and functional testing as necessary to maintain fifteen (15) Ship ACADA prototype units.

C.1.2 Provide preliminary EMI testing using methods RE102 and RS103 per MIL-STD-461D, for (1) Ship ACADA system to verify EMI mitigation design changes. Provide technical support during two (2) days of testing. Upon successful completion of preliminary testing of various system configurations, conduct a complete EMI test using methods CE101, CE102, CS114, CS116, RS101, RE102, and RS103, per MIL-STD-461D. Provide test report for the complete EMI tests. The contractor shall provide test planning in coordination with NSWCDD technical personnel.

C.1.3 Provide live agent testing for one (1) Ship ACADA system at an approved surety laboratory. Provide technical support during four (4) days of testing. The live agent tests will be limited to three agents: Lewisite, CK and HD. The contractor shall provide test planning and coordination with NSWCDD technical personnel.

                         GOVERNMENT FURNISHED MATERIALS

None.

                              TRAVEL REQUIREMENTS

Travel requirements are as follows:

Purpose                    Destination       Person(s)      Day(s)       Trip(s)
--------------------------------------------------------------------------------
EMI Test                   Annapolis, MD      1              1              2
Live Agent Test            Gaithersburg, MD   1              1              4
EMI (Cable Design)         Annapolis, MD      2              1              1
EMI (Cable/Filter Design)  Amherst, NH        2              2              1

                             PERIOD OF PERFORMANCE

The period of performance shall be 12 months from the start of the delivery order.

                               DATA REQUIREMENTS

Project/Task Description: Support for Ship ACADA systems. Data shall be provided in accordance with the contractor's Contract Data Requirement List (CDRL).

CDRL Sequence Number:        A0007
Title:                       Contractor's Progress, Status and Management Report
Applicability:               Task C.1
Date due:                    Monthly
                             B53/Lama
                             B53/Lamoy
                             B53/Fitzgerald
                             S13-9/Piersall (cover letter only)

CDRL Sequence Number:        A0009
Title:                       Test Report
Applicability:               Task C.1.2 and C.1.3
Date due:                    30 days after test completion
                             B53/Lama
                             B53/Lamoy
                             B53/Fitzgerald
                             S13-9/Piersall (cover letter only)


DISTRIBUTION
------------
EDA
Contractor
B53/Lama

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      U                                          1  |   5
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                0001-02
3. EFFECTIVE DATE                            See Blk 16
4. REQUISITION/PURCHASE REG. NO.             B53000/12771782
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Contracting Officer
     Attn: Maryann F. Piersall, SD13-9       (540) 653-7765
     Naval Surface Warfare Center            piersallmf@nswc.navy.mil
     17320 Dahlgren Rd., Dahlgren, VA 22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE  S2101A
     DCMA Baltimore
     217 E Redwood St. Ste. 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)

     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 Tyler Place, Suite 17
     Ijamsville MD 21754
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.                 [X]
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00178-01-D-3008, 0001
10B. DATED (SEE ITEM 13)                          8 Feb 01
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     See Page 2
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
[X]  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES
        SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-2, Changes - Cost Reimbursement
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attached Pages

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     10-17-01
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     J.E. THOMSON

16B. UNITED STATES OF AMERICA
     BY /s/ J.E. Thomson
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED
     10/19/01

ACCOUNTING AND APPROPRIATION DATA

CLIN 0001, Requisition No.: B53000/12771782
ACRN: AD 97X4930.NH1E 000 77777 0 000178 2F 000000 21B5301ACADA         $32,239

This modification is issued to increase the estimated cost-plus-fixed-fee as a result of a modification to paragraph C.1.3 of the statement of work.

1. As a result of this modification, the order is increased as follows:

                         CURRENT             THIS           REVISED
                         AMOUNT              ACTION         AMOUNT
--------------------------------------------------------------------------------
EST. COST                $56,188             $28,129        $84,317
FIXED FEE                  4,214               2,110          6,324
TOTAL CDFF               $60,402             $30,239        $90,641

2. The following details funding to date:

TOTAL          FUNDS THIS          PREVIOUS       FUNDS          BALANCE
ORDER CPFF     ACTION              FUNDING        AVAILABLE      UNFUNDED
--------------------------------------------------------------------------------
$90,641        $32,239             $50,000        $82,239        $8,402

3. NAVSEA 5252.232-9104 ALLOTMENT OF FUNDS (MAY 1993)
   --------------------------------------------------

(a) This order is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this order for payment of fee for incrementally funded order line item number 0001, subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this order for payment of cost for incrementally funded CLIN 0001 is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLIN covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

ITEMS          ALLOTTED TO         ALLOTTED TO         ESTIMATED PERIOD OF
               COST                FEE                 PERFORMANCE
--------------------------------------------------------------------------------
CLIN 0001      $46,512             $3,488              2/8/01 - 12/8/01

(b) The parties contemplate that the Government will allot additional amounts to this order from time to time for the incrementally funded CLIN 0001 by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

The revised to paragraph C.1.3 is shown below in the revised statement of work:

                              DELIVERY ORDER 0001
                    UNDER CONTRACT N00178-01-D-3008 (Mod. 2)

As provided for under the contract Statement of Work paragraph C.2.1 and C.2.1.2, the contractor shall provide engineering development support as well as procurement of materials to accomplish the following tasks in support of chemical detection systems at the Naval Surface Warfare Center, Dahlgren Division.

                            REVISED STATEMENT OF WORK

C.1 SHIPBOARD AUTOMATIC CHEMICAL AGENT DETECTOR & ALARM (SHIP ACACA).

C.1.1 Provide technical and engineering support for the procurement of parts and modification, assembly, and functional testing as necessary to maintain fifteen
(15) Ship ACADA prototype units.

C.1.2 Provide preliminary EMI testing using methods RE102 and RS103 per MIL-STD-461D, for (1) Ship ACADA system to verify EMI mitigation design changes. Provide technical support during two (2) days of testing. Upon successful completion of preliminary testing of various system configurations, conduct a complete EMI test using methods CE101, CE102, CS114, CS116, RS101, RE102, and RS103, per MIL-STD-461D. Provide test report for the complete EMI tests. The contractor shall provide test planning in coordination with NSWCDD technical personnel.

C.1.3 Provide live agent testing at an approved surety laboratory for two (2) Ship ACADA production systems and (1) Ship ACADA prototype system. Provide technical support during two (2) days of testing. The contractor shall provide test planning and coordination with NSWCDD technical personnel. The live agent tests will consist of testing the systems against nine (9) agents at a variety of concentrations per the following matrix:

               Agent          Concentrations (mg/m(3)
               -----          -----------------------
               GA             0.1       1.0
               GB             0.1       0.25      1.0
               GD             0.1       1.0
               GF             0.1       1.0
               VX             0.04      1.0
               HD             2.0       50.0
               AC             25        2,500
               CK             20
               L              2.0       50.0

                         GOVERNMENT FURNISHED MATERIALS

None.

                              TRAVEL REQUIREMENTS

Travel requirements are as follows:

Purpose                    Destination       Person(s)      Day(s)       Trip(s)
--------------------------------------------------------------------------------
EMI Test                   Annapolis, MD      1              1              2
Live Agent Test            Gaithersburg, MD   1              2              2
EMI (Cable Design)         Annapolis, MD      2              1              1
EMI (Cable/Filter Design)  Amherst, NH        2              2              1

                             PERIOD OF PERFORMANCE

The period of performance shall be 12 months from the start of the delivery order.

                               DATA REQUIREMENTS

Project/Task Description: Support for Ship ACADA systems. Data shall be provided in accordance with the contractor's Contract Data Requirement List (CDRL).

CDRL Sequence Number:        A0007
Title:                       Contractor's Progress, Status and Management Report
Applicability:               Task C.1
Date due:                    Monthly
                             B53/Lama
                             B53/Lamoy
                             B53/Fitzgerald
                             S13-9/Piersall (cover letter only)

CDRL Sequence Number:        A0009
Title:                       Test Report
Applicability:               Task C.1.2 and C.1.3
Date due:                    30 days after test completion
                             B53/Lama
                             B53/Lamoy
                             B53/Fitzgerald
                             S13-9/Piersall (cover letter only)

DISTRIBUTION
------------
EDA
Contractor
B53/Lama

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      U                                          1  |   5
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                0001-03
3. EFFECTIVE DATE                            See Blk 16
4. REQUISITION/PURCHASE REG. NO.             B53000/13342911
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Contracting Officer
     Attn: Maryann F. Piersall, SD13-9       (540) 653-7765
     Naval Surface Warfare Center            piersallmf@nswc.navy.mil
     17320 Dahlgren Rd., Dahlgren, VA 22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE  S2101A
     DCMA Baltimore
     217 E Redwood St. Ste. 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)

     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 Tyler Place, Suite 17
     Ijamsville MDd 21754
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.                 [X]
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00178-01-D-3008, 0001
10B. DATED (SEE ITEM 13)                          8 Feb 01
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     See Page 2
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
[X]  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES
        SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-2, Changes - Cost Reimbursement
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attached Pages

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     12-7-01
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     J.E. THOMSON

16B. UNITED STATES OF AMERICA
     BY /s/ J.E. Thomson
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED
     12/10/01

ACCOUNTING AND APPROPRIATION DATA

CLIN 0001, Requisition No.: B53000/13342911
ACRN: AD 97X4930.NH1E 000 77777 0 000178 2F 000000 21B5301ACPRC         $21,731

This modification is issued to increase the estimated cost-plus-fixed-fee as a result of a modification to paragraph C.1.3 of the statement of work.

1. As a result of this modification, the order is increased as follows:

                         CURRENT             THIS           REVISED
                         AMOUNT              ACTION         AMOUNT
--------------------------------------------------------------------------------
EST. COST                $84,317             $12,399        $96,716
FIXED FEE                  6,324                 930          7,254
TOTAL CDFF               $90,641             $13,329       $103,970

2. The following details funding to date:

TOTAL          FUNDS THIS          PREVIOUS       FUNDS          BALANCE
ORDER CPFF     ACTION              FUNDING        AVAILABLE      UNFUNDED
--------------------------------------------------------------------------------
$103,970       $21,731             $82,239        $103,970       $0

3. NAVSEA 5252.232-9104 ALLOTMENT OF FUNDS (MAY 1993)
   --------------------------------------------------

         (a) This order is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this order for payment of fee for incrementally funded order line item number 0001, subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this order for payment of cost for incrementally funded CLIN 0001 is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLIN covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

ITEMS          ALLOTTED TO         ALLOTTED TO         ESTIMATED PERIOD OF
               COST                FEE                 PERFORMANCE
--------------------------------------------------------------------------------
CLIN 0001      $96,716             $7,254              2/8/01 - 2/7/02

         (b) The parties contemplate that the Government will allot additional amounts to this order from time to time for the incrementally funded CLIN 0001 by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

         (c) CLIN 0001 is fully funded and performance under this CLIN is subject to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable.

         (d) The Contractor shall segregate costs for the performance of incrementally funded CLIN from the costs of performance.


                              DELIVERY ORDER 0001
                    UNDER CONTRACT N00178-01-D-3008 (Mod. 3)

As provided for under the contract Statement of Work paragraph C.2.1 and C.2.1.2, the contractor shall provide engineering development support as well as procurement of materials to accomplish the following tasks in support of chemical detection systems at the Naval Surface Warfare Center, Dahlgren Division.

                                STATEMENT OF WORK

C.1 SHIPBOARD AUTOMATIC CHEMICAL AGENT DETECTOR & ALARM (SHIP ACACA).

C.1.1 Provide technical and engineering support for the procurement of parts and modification, assembly, and functional testing as necessary to maintain fifteen
(15) Ship ACADA prototype units.

C.1.2 Provide preliminary EMI testing using methods RE102 and RS103 per MIL-STD-461D, for (1) Ship ACADA system to verify EMI mitigation design changes. Provide technical support during two (2) days of testing. Upon successful completion of preliminary testing of various system configurations, conduct a complete EMI test using methods CE101, CE102, CS114, CS116, RS101, RE102, and RS103, per MIL-STD-461D. Provide test report for the complete EMI tests. The contractor shall provide test planning in coordination with NSWCDD technical personnel.

C.1.3 Provide live agent testing at an approved surety laboratory for two (2) Ship ACADA production systems and (1) Ship ACADA prototype system. Provide technical support during two (2) days of testing. The contractor shall provide test planning and coordination with NSWCDD technical personnel. The live agent tests will consist of testing the systems against nine (9) agents at a variety of concentrations per the following matrix:

               Agent          Concentrations (mg/m(3)
               -----          -----------------------
               GA             0.1       1.0
               GB             0.1       0.25      1.0
               GD             0.1       1.0
               GF             0.1       1.0
               VX             0.04      1.0
               HD             2.0       50.0
               AC             25        2,500
               CK             20
               L              2.0       50.0

C.1.4 Provide appropriate disposal services for Ship ACADA prototype radiation sources.

                         GOVERNMENT FURNISHED MATERIALS

None.

                              TRAVEL REQUIREMENTS

Travel requirements are as follows:

Purpose                    Destination       Person(s)      Day(s)       Trip(s)
--------------------------------------------------------------------------------
EMI Test                   Annapolis, MD      1              1              2
Live Agent Test            Gaithersburg, MD   1              2              2
EMI (Cable Design)         Annapolis, MD      2              1              1
EMI (Cable/Filter Design)  Amherst, NH        2              2              1

                             PERIOD OF PERFORMANCE

The period of performance shall be 12 months from the start of the delivery order.

                               DATA REQUIREMENTS

Project/Task Description: Support for Ship ACADA systems. Data shall be provided in accordance with the contractor's Contract Data Requirement List (CDRL).

CDRL Sequence Number:        A0007
Title:                       Contractor's Progress, Status and Management Report
Applicability:               Task C.1
Date due:                    Monthly
                             B53/Lama
                             B53/Lamoy
                             B53/Fitzgerald
                             S13-9/Piersall (cover letter only)

CDRL Sequence Number:        A0009
Title:                       Test Report
Applicability:               Task C.1.2 and C.1.3
Date due:                    30 days after test completion
                             B53/Lama
                             B53/Lamoy
                             B53/Fitzgerald
                             S13-9/Piersall (cover letter only)



DISTRIBUTION
------------
EDA
Contractor
B53/Lama, Coxon
STR Dahlgren [strdd@crosslink.net]

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF 5
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00178-01-D-3008
2. DELIVERY ORDER NO.                        0002
3. DATE OF ORDER(YYYMMMDD)                   20020412
4. REQUISITION/PURCH REQUEST NO.             See Page 2
5. PRIORITY
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: M. Piersall, SD139, piersallmf@nswc.navy.mil
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA Baltimore
     217 E Redwood Street, Suite 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     10075 Tyler Place, Suite 17
     Ijamsville, MD 21754
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     20021230
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS
13. MAIL INVOICES TO ADDRESS IN BLOCK        6, Attn: MD241
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: Carlos Lama/B53
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-CO/South Entitlement Division
     P.O. BOX 182264
     Columbus, OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE AND TECHNOLOGY RESEARCH INC.

STR, Inc.                                    /s/ E.L. Kessler
---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

E.L. Kessler, General Mgr                    4/16/02
---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[ ] if this box is marked, supplier must sign Acceptance and return the following number of copies:
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
     CLIN 0001
     ACRN: AA 97X4930 NH1E 000 77777 0 000178 2F 000000 21B5302LSDAH    $100,000
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
                    SEE PAGES 2-5

                    AID# 40683

-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY WILLIAM T. ARMSTRONG
     /s/ William T. Armstrong          CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                            $207,692.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

ITEM      DESCRIPTION                                QUANTITY            AMOUNT

0001      The contractor shall provide
          engineering development support for
          the JSLSCAD Program in
          accordance with the statement of work.

                                                       1 Lot
                                                          Est. Cost     $195,295
                                                          Fixed Fee       12,397
                                                          Total ECPFF   $207,692

0002      Contract Data Requirements List                  Not Separately Priced
          (DD Form 1423) in support of
          CLIN 0001.

2. The following details funding to date:

TOTAL          FUNDS THIS          PREVIOUS       FUNDS          BALANCE
ORDER CPFF     ACTION              FUNDING        AVAILABLE      UNFUNDED
--------------------------------------------------------------------------------
$207,692       $100,000            $0             $100,000       $107,692

3. NAVSEA 5252.232-9104 ALLOTMENT OF FUNDS (MAY 1993)
   --------------------------------------------------

         (a) This order is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this order for payment of fee for incrementally funded order line item number 0001, subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this order for payment of cost for incrementally funded CLIN 0001 is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLIN covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

ITEMS          ALLOTTED TO         ALLOTTED TO         ESTIMATED PERIOD OF
               COST                FEE                 PERFORMANCE
--------------------------------------------------------------------------------
CLIN 0001      $94,073             $5,927              4/12/02 - 8/31/02

         (b) The parties contemplate that the Government will allot additional amounts to this order from time to time for the incrementally funded CLIN 0001 by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

                               STATEMENT OF WORK

As provided for under the contract Statement of Work paragraph C.2.1, the contractor shall provide engineering development support for environmental and operational testing of Chemical and Biological Defense equipment. Test support will include aerial dissemination of proposed simulants to support the shipboard testing of the Joint Service Lightweight Standoff Chemical Agent Detector (JSLSCAD). The contractor shall provide personnel, materials and travel to accomplish the following tasks in support of the JSLSCAD:

C.1 JOINT SERVICE LIGHTWEIGHT STANDOFF CHEMICAL AGENT DETECTOR (JSLSCAD) SUPPORT

C.1.1 Provide engineering and technical support to the JSLSCAD program by supporting shipboard test efforts. In this capacity the contractor shall assist in the preparation of detailed test plans. Provide technical support to fabricate shipboard test equipment and assist in performing shipboard tests and maintaining test equipment. Provide equipment and crew to support aerial dissemination of simulants in support of developmental and operational tests (DT and OT). Three simulants will be released from aircraft:

          - Triethyl phosphate (TEP)
          - Acetic Acid
          - P-Xylene

Number of releases and duration of each shall be as follows for two test events DT and OT:

DT                       Total No.           Max.           Qty.
Simulant                 of Releases         Duration       ea. Rel.
--------------------------------------------------------------------------------
- Triethyl phosphate     15 (max)            2 min.         44 lbs.
  (TEP)
- Acetic Acid            15 (max)            2 min.         44 lbs.
- P-Xylene               10 (max)            2 min.         44 lbs.
                         2/day (max)

OT                       Total No.           Max.           Qty.
Simulant                 of Releases         Duration       ea. Rel.
--------------------------------------------------------------------------------
- Triethyl phosphate     7 (max) 2 min.                     44 lbs.
  (TEP)
- Acetic Acid            7 (max) 2 min.                     44 lbs.
- P-Xylene               7 (max) 2 min.                     44 lbs.*

* Maximum reporting quantities limit daily releases to 100lbs.


Location for air releases shall be at sea off of: Norfolk/Little Creek, VA area

C.1.2 Provide engineering and technical support by participating with US Navy representatives in the JSLSCAD program. In this capacity, the contractor shall review, and provide technical comments on test plans, and technical specifications. This task involves close coordination with NSWC engineers and participation in shipboard test planning -- in particular supporting the Test and Evaluation IPT. When necessary, contractor personnel shall attend test events at other sites to observe simulant dispersal techniques, and test instrumentation. When necessary, personnel shall attend IPT meetings to advance Navy interests in the joint program. Travel to the following locations may be necessary: Dahlgren, VA; Norfolk/Little Creek, VA; Jacksonville, FL; and Dugway, UT.

Security Requirements
---------------------

Security requirements are set forth in the basic contract's DD254. A secret clearance will be required for personnel designing test hardware and supporting DT and OT test events.

Government Furnished Material
-----------------------------

Technical documentation and data, as required, to support task performance. Access will also be granted to on site test facilities as required to assist in executing the Navy part of the JSLSCAD test program.

Travel Requirements
-------------------

Destination                   Persons             Days                Trips
--------------------------------------------------------------------------------
NSWC - Dahlgren VA            1                   1                   5
Norfolk/Little Creek, VA      1                   1                   5
Jacksonville FL               1                   3                   1
Dugway, UT                    1                   3                   2

Period of Performance
---------------------

The period of performance shall be from the effective date of the order, through 30 December 2002.

Data Requirements

Project/Task Description: Support for JSLSCAD Program. Data shall be provided in accordance with the contractor's Contract Data Requirement List (CDRL).

CDRL Sequence Number: A007
Title of Report: Contractor's Progress Status
Applicability: Tasks C.1.1, and C.1.2
Date Due: Monthly
B53/Lama
B53/Lamoy
B53/Fitzgerald
S13-9/Piersall (cover letter only)

CDRL Sequence Number: A010
Title of Report: Technical Reports
Applicability: Task C.1.1
Date Due: 15 days after each test event (2 test events scheduled: DT and OT, if additional test events are required a report shall follow each test event) B53/Lama
B53/Driscoll
B53/Fitzgerald
S13-9/Piersall (cover letter only)
     Note:
     o Technical report shall capture any information relevant to the test event that may have been detected by the pilot or crew, such as equipment malfunction, weather related events, or any event that may interfere with the test.
     o Technical report shall contain test parameters as required by test plan as: aircraft location, altitude, heading, time of release, duration of release, amount of simulant released.


DISTRIBUTION
------------
EDA
Contractor
B53/Lama
STR Dahlgren [strdd@crosslink.net]

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF 4
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00178-01-D-3008
2. DELIVERY ORDER NO.                        0003
3. DATE OF ORDER(YYYMMMDD)                   20020724
4. REQUISITION/PURCH REQUEST NO.             B53000/22043463
5. PRIORITY
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: M. Piersall, SD139, piersallmf@nswc.navy.mil
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA Baltimore
     217 E Redwood Street, Suite 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     10075 Tyler Place, Suite 17
     Ijamsville, MD 21754
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     20021024
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS
13. MAIL INVOICES TO ADDRESS IN BLOCK        6, Attn: MD241
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: Carlos Lama/B53
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-CO/South Entitlement Division
     P.O. BOX 182264
     Columbus, OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.


---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[ ] if this box is marked, supplier must sign Acceptance and return the following number of copies:
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
     CLIN 0001
     ACRN: AA 97X4930 NH1E 000 77777 0 000178 2F 000000 21B5302URBNA    $58,505
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
                    SEE PAGES 2-4

                    AID# 42128

-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY WILLIAM T. ARMSTRONG
     /s/ William T. Armstrong          CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                            $58,505.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

ITEM      DESCRIPTION                                QUANTITY            AMOUNT

0001      The contractor shall provide
          support for Chemical and Biological
          defense programs in accordance
          with the statement of work.

                                                       1 Lot Est. Cost   $54,424
                                                          Fixed Fee        4,081
                                                          Total ECPFF    $58,505

0002      Contract Data Requirements List                  Not Separately Priced
          (DD Form 1423) in support of
          CLIN 0001.


                               STATEMENT OF WORK
                               -----------------

As provided for under the contract Statement of Work paragraph C.2.1, the contractor shall provide engineering support to Chemical and Biological Defense programs. The contractor shall perform the following tasks in support of chemical detection systems at the Naval Surface Warfare Center, Crane.

                               STATEMENT OF WORK

C.1 Upgrade and Repair of Shipboard ACADA Systems
-------------------------------------------------

C.1.1 Provide engineering, troubleshooting, upgrade and repair support to the Shipboard Automatic Chemical Agent Detector and Alarm (ACADA) program.

The contractor shall provide the necessary personnel, facilities, and materials to receive, inspect, conduct diagnostic testing, upgrade Voltage Divider Boards and effect the necessary repairs to 33 Shipboard ACADA Detector Units (DUs) returned from the field. The units shall be restored to the original Ship ACADA Performance Specification specified in contract N00178-00-C-3009. These Units will replenish the Shipboard ACADA maintenance pool and support immediate user requirements.

Upon completion of repairs, the contractor shall QA, burn-in, verify operational performance, and ship to each DU to NSWC Crane for Government acceptance. Units shall be shipped to NSWC, Crane Division, 300 Highway 361, Code 805D, Bldg. 3324, Crane, IN 47522-5001.

                             SECURITY REQUIREMENTS
                             ---------------------

Security requirements are set forth in the basic contract's DD254.

                         GOVERNMENT FURNISHED MATERIALS
                         ------------------------------

Defective and/or damaged Shipboard ACADA DU's will be provided to the contractor. Twenty-five (25) units are currently at the contractor's facility. The remainder of the units will be provided when they become available.

                              TRAVEL REQUIREMENTS
                              -------------------

None required.

                             PERIOD OF PERFORMANCE
                             ---------------------

All units shall be delivered no later than 3 months from the start of the Delivery Order.

                               DATA REQUIREMENTS
                               -----------------

Project/Task Description: Support for Ship ACADA Systems. Data shall be provided in accordance with the contractor's Contract Data Requirement List (CDRL).

CDRL Sequence Number:              A007
Title:                             Contractor's Progress, Status and Management
                                   Report
Applicability:                     Task C.1
Date Due:                          Monthly

The following information shall be provided to both NSWC Dahlgren and NSWC
Crane:

1) Serial numbers of the units repaired during the reporting period.
2) By serial number, the following information shall be provided on each repaired unit:
         a) Values of all measurable airflows (in L/min) of each unit upon arrival, and after repairs are complete.
         b) Symptoms of malfunction.
         b) Diagnosis of malfunction.
         c) Corrective action taken.

                    B53 / Lama (cover letter only)
                    B53 / Naley
                    805D / Kuhlman (Crane)
                    XDS13-9 / Piersall (cover letter only)

DISTRIBUTION
------------
EDA
Contractor
B53/Lama
B53/Naley
STR Dahlgren [strdd@crosslink.net]

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF 5
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00178-01-D-3008
2. DELIVERY ORDER NO.                        0004
3. DATE OF ORDER(YYYMMMDD)                   20021115
4. REQUISITION/PURCH REQUEST NO.             B53000/23108986
5. PRIORITY
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: M. Piersall, SD139, piersallmf@nswc.navy.mil
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA Baltimore
     217 E Redwood Street, Suite 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     10075 Tyler Place, Suite 17
     Ijamsville, MD 21754
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     20030331
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS
13. MAIL INVOICES TO ADDRESS IN BLOCK
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: Carlos Lama/B53
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-CO/South Entitlement Division
     P.O. BOX 182264
     Columbus, OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE & TECHNOLOGY RESEARCH, INC.          /s/ E.L. Kessler
---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

E.L. Kessler, Gen. Mgr.                      20021118
---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[ ] if this box is marked, supplier must sign Acceptance and return the following number of copies:
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
     CLIN 0001
     ACRN: AA 97X4930 NH1E 000 77777 0 000178 2F 000000 21B5302LSDAH    $54,896
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
                    SEE PAGES 2-5

                    AID# 43357
-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY TINA CORR LYNN
     /s/ Tina Corr Lynn         CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                            $54,896.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

ITEM      DESCRIPTION                                QUANTITY            AMOUNT

0001      The contractor shall provide
          support for Chemical and Biological
          defense programs in accordance
          with the statement of work.

                                                       1 Lot Est. Cost   $51,066
                                                          Fixed Fee        3,830
                                                          Total ECPFF    $54,896

0002      Contract Data Requirements List                  Not Separately Priced
          (DD Form 1423) in support of
          CLIN 0001.


                               STATEMENT OF WORK
                               -----------------


C.1 JOINT SERVICE LIGHTWEIGHT STANDOFF CHEMICAL AGENT DETECTOR (JSLSCAD) SHOCK TEST SUPPORT.

Paragraphs C.1 and C.2.1 of the contract require the contractor to provide test plans, test reports, and the necessary facilities and services for the conduct of environmental testing and evaluation in support of Chemical and Biological Defense programs. The Chemical-Biological Defense Branch (B53) has a requirement to conduct the heavyweight shock (barge) test as specified in MIL-S-901D for deck-mounted equipment.

C.1.1 Provide engineering and technical support and perform the heavyweight shock (barge) test described above. Pertinent MIL-S-901D paragraph 6.2 data is as follows:

     a. Shock Tests, H.I. (High Impact) Shipboard Machinery, Equipment, and Systems, Requirements for: MIL-S-901D (Navy); 17 March 1989.

     b.  N.A.

     c.  Shock Grade. Grade A

     d.  Equipment Class. Class II

     e.  Shock Test Type. Type A

     f. Equipment mounting. Deck mounted

     g. Equipment mounting plane aboard ship. Base

     h. Equipment mounting orientation. Unrestricted as to orientation aboard ship

     i. Method of Mounting. Tactical configuration mounted to deck plate using Navy approved test shock mounts

     j. Method of simulating shipboard connections. Tactical configuration used for mechanical connections; electrical to be simulated

     k. Mode of equipment operation during test. Energized, per MILSTD 901D for Grade A shock classification.

     l. Shock test acceptance criteria and associated post-test functional testing and inspection requirements are to include power up, place in search mode, run BITs (System, Scanner, SEM, PA), and internal and external confidence checks.

     m. Acceptance authority/authorities. NSWC Dahlgren (B53), JSLSCAD Test
        Team.

C.1.2 Provide additional engineering and technical support to include:

     a. Initial testing with an instrumented dummy load to determine mount shock attenuation characteristics and determine if they should be acceptable for a production unit.

     b. Selection of a facility to conduct the test.

     c. Development of a test plan, to include acceptance criteria, for government approval.

     d. Determine proper test installation, and arrange JSLSCAD system installation to the test barge. (mounts and brackets will be provided by the Government)

     e. Verification that the JSLSCAD is properly installed for the test.

     f. Ensure that the JSLSCAD is instrumented (accelerometers on three axes of SEM.

     g. Coordinate and perform the test.

     h. After test completion, visually inspect and conduct operational tests to confirm condition of system. Report any abnormalities. (The Government will provide JSLSCAD system operator training to the test operators).

     i. Remove system from test barge and return it to B53 in its shipping container, within 15 days of test completion.

                              SECURITY REQUIREMENTS
                              ---------------------

Security Requirements are set forth in the basic contract's DD254.

                        GOVERNMENT FURNISHED INFORMATION
                        --------------------------------

Technical documentation and data will be supplied to the contractor, as required, to support task performance. These will include, but is not limited to, the following:

             o   Technical Manual
             o   Training Package
             o   Test Plan
             o   Shop Drawings of Shipboard Mount

Access will also be granted to on site test facilities as required to assist in executing the Navy part of the JSLSCAD test program. Equipment to be provided is:

             o   JSLSCAD system with Shipping Container
             o   JSLSCAD Mount and mounting brackets


                              PERIOD OF PERFORMANCE
                              ---------------------

The period of performance shall be from the effective date of the order, through 31 March 2003.


                                DATA REQUIREMENTS
                                -----------------

Data shall be provided in accordance with the contractor's Contract Data Requirements List (CDRL).

1. CDRL Sequence Number:     A007
   Title:                    Contractor's Progress, Status and Management Report
   Applicability:            Task C.1.2
   Date Due:                 Monthly

The following information shall be provided to NSWC Dahlgren:

         a) Funding expended to date of report, and projection of funds required for completion of task.

         b) Status of completion of tasks under C.1.2.

2. CDRL Sequence Number:      A009
   Title:                     Test Plan
   Applicability:             Task C.1.2
   Date Due:                  30 Nov 02
   Form:                      Provide in both hardcopy and electronic file

3. CDRL Sequence Number:      A009
   Title:                     Test Report
   Applicability:             Task C.1.2
   Date Due:                  30 days alter completion of test
   Form:                      Provide in both hardcopy and electronic file



DISTRIBUTION
------------
EDA
B53/LAMA
853/Naley
STR Dahlgren [strdd@crosslink.net]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      U                                          1  |   7
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                0004-01
3. EFFECTIVE DATE                            30 JAN 2003
4. REQUISITION/PURCHASE REG. NO.             See page 2
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Contracting Officer
     Attn: Maryann F. Piersall, SD13-9       (540) 653-7765
     Naval Surface Warfare Center            piersallmf@nswc.navy.mil
     17320 Dahlgren Rd., Dahlgren, VA 22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE  S2101A
     DCMA Baltimore
     217 E Redwood St. Ste. 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)

     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 Tyler Place, Suite 17
     Ijamsville MD 21754
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.                 [X]
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00178-01-D-3008/0004
10B. DATED (SEE ITEM 13)                          15 Nov 02
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     See page 2
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
[X]  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES
        SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 52.243-2, Changes - Cost Reimbursement
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

See pages 2-7

AID# 44323

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     2-4-03
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     WILLIAM T. ARMSTRONG

16B. UNITED STATES OF AMERICA
     BY /s/ J.E. Thomson
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED

ACCOUNTING AND APPROPRIATION DATA

CLIN 0001, Requisition No.: B53000/30238034
ACRN: Ab 97X4930.NH1E 000 77777 0 000178 2F 000000 21B5603LSDAH         $49,326

This modification is issued to increase the estimated cost-plus-fixed-fee as a result of a modification to the statement of work.

1. As a result of this modification, the order is increased as follows:

                         CURRENT             THIS           REVISED
                         AMOUNT              ACTION         AMOUNT
--------------------------------------------------------------------------------
EST. COST                $51,066             $45,885        $96,951
FIXED FEE                  3,830               3,441          7,271
TOTAL CDFF               $54,896             $49,326       $104,222

2. The following details funding to date:

TOTAL          FUNDS THIS          PREVIOUS       FUNDS          BALANCE
ORDER CPFF     ACTION              FUNDING        AVAILABLE      UNFUNDED
--------------------------------------------------------------------------------
$104,222       $49,326             $54,896        $104,222       $0

3. NAVSEA 5252.232-9104 ALLOTMENT OF FUNDS (MAY 1993)
   --------------------------------------------------

(a) This order is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this order for payment of fee for incrementally funded order line item number 0001, subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this order for payment of cost for incrementally funded CLIN 0001 is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLIN covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

ITEMS          ALLOTTED TO         ALLOTTED TO         ESTIMATED PERIOD OF
               COST                FEE                 PERFORMANCE
--------------------------------------------------------------------------------
CLIN 0001      $96,951             7,271               11/15/2002 - 3/31/2003

         (b) The parties contemplate that the Government will allot additional amounts to this order from time to time for the incrementally funded CLIN 0001 by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

         (c) CLIN 0001 is fully funded and performance under this CLIN is subject to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable.

         (d) The Contractor shall segregate costs for the performance of incrementally funded CLIN from the costs of performance.

The revised statement of work is shown below:

C.1 JOINT SERVICE LIGHTWEIGHT STANDOFF CHEMICAL AGENT DETECTOR (JSLSCAD) SHOCK TEST SUPPORT.

         Paragraphs C.1 and C.2.1 require the contractor to provide test plans, test reports, and the necessary facilities and services for the conduct of environmental testing and evaluation in support of Chemical and Biological Defense programs. The Chemical-Biological Defense Branch
         (B56) has a requirement to conduct the heavyweight shock (barge) test as specified in MIL-S-901D for deck-mounted equipment.

C.1.1 Provide engineering and technical support and perform the heavyweight shock (barge) test described above. Pertinent MIL-S-901D paragraph 6.2 data is as follows:

         a. Shock Tests, H.I. (High Impact) Shipboard Machinery, Equipment, and Systems, Requirements for, MIL-S-901D (Navy); 17 March 19S9.

         b.       N.A.

         c.       Shock Grade. Grade A

         d.       Equipment Class. Class II

         e.       Shock Test Type. Type A

         f.       Equipment mounting. Deck mounted

         g.       Equipment mounting plane aboard ship. Base

         h. Equipment mounting orientation. Unrestricted as to orientation aboard ship

         i. Method of Mounting. Tactical configuration mounted to deck plate using Navy approved shock mounts

         j. Method of simulating shipboard connections. Tactical configuration used for mechanical connections; electrical to be simulated

         k. Mode of equipment operation during test. Energized, per MILSTD 901D for Grade A shock classification.

         l. Shock test acceptance criteria and associated post-test functional testing and inspection requirements are to include power up, place in search mode, run BITs (System, Scanner, SEM, PA), and internal and external confidence checks.

         m. Acceptance authority/authorities. NSWC Dahlgren (B56), JSLSCAD Test Team.

C.1.2    Provide additional engineering and technical support to include:

         a.       Select a facility to conduct the test.

         b.       Prepare detailed test procedures for approval (CDRL 0009).

         c. Determine proper test installation, and arrange JSLSCAD system installation to the test barge. (mounts and brackets will be provided by the Government)

         d. Conduct an initial test with an instrumented dummy load (a non operational unit consisting of all three components - SEM, PA, and ODU) to determine mount shock attenuation characteristics and determine if they should be acceptable for a production unit. Three dummy load test shots shall be conducted, one at 14 +/- 2 Hz, one at 10 +/- 1 Hz, and one at 8 +/- 1 Hz. The PA and ODU will be attached without the use of resilient mounts to a structure that is tuned to 25 Hz. Instrumentation for the dummy load shall consist of one velocity meter on the Floating Shock Platform (FSP), one accelerometer on the Deck Simulation Fixture (DSF), two accelerometers mounted near the PA and ODU, three accelerometers on the top of the "tower" mounting structure for the SEM, and three additional accelerometers attached to the SEM.

         e. Contingent on the results of the dummy load test, the PA and ODU shall be attached with resilient mounts for the regular test shots. To identify the needed mounts in this instance and/or to possibly correct any deficiencies noted in the SEM resilient mounts, up to three isolator analyses may be required. The mounts will be provided by the Government. Work on this effort shall not commence until the contractor is notified by the COR and funding is provided.

         f.       Verify that the JSLSCAD is properly installed for the test.

         g. Ensure that the JSLSCAD is instrumented with one velocity meter on the FSP, one accelerometer on the DSF, and up to eight other accelerometers. (contingent upon results of dummy testing). Work on this effort shall not commence until the contractor is notified by the COR and funding is provided.

         h. Coordinate and perform the test according the test plan supplied by NSWC Dahlgren and test procedures approved by NSWC Carderock. Due to specific requirements, the test must include four shots at 14 +/- 2 Hz, two at 10 +/- 1 Hz, and two at 8 +/- 1 Hz.

         i. After test completion, visually inspect and conduct operational tests to confirm condition of system. Report any abnormalities. (The Government will provide JSLSCAD system operator training to the test operators).

         j. Remove system from test barge and return it to B56 in its shipping container, within 15 days of test completion.

                              SECURITY REQUIREMENTS

Security Requirements are set forth in the basic contract's DD254.

                         GOVERNMENT FURNISHED MATERIAL

Technical documentation and data will be supplied to the contractor, as required, to support task performance. These will include, but is not limited to, the following:

     o   Technical Manual
     o   Training Package
     o   Test Plan
     o   Shop Drawings of Shipboard Mount
     o   Installation drawings
     o   O&M drawings
     o   Isolator make, model and quantity
     o   Grade and material for hold down bolts
     o Procedures for the operational test to be run before and after test shots
     o   Pass/Fail criteria

Access will also be granted to on site test facilities as required to assist in executing the Navy part of the JSLSCAD test program. Equipment to be provided is:

     o 2 JSLSCAD systems (1 non-operational "dummy load" system, 1 operational system) with Shipping Containers

     o   JSLSCAD Mount and mounting brackets


                              TRAVEL REQUIREMENTS


Destination                   Persons             Days           Trips
--------------------------------------------------------------------------------
NSWC - Dahlgren, VA           1                   1              3
Rustburg, VA                  1                   1              3


                             PERIOD OF PERFORMANCE

The period of performance shall be from the effective date of the order, through 31 March 2003.


                               DATA REQUIREMENTS

Data shall be provided in accordance with the contractor's Contract Data Requirement List (CDRL).

1. CDRL Sequence Number:     A007
Title:                       Contractor's Progress, Status and Management Report
Applicability:               Task C.1.2
Date due:                    Bi-Monthly

The following information shall be provided to NSWC Dahlgren:

     a) Funding expended to date of report, and projection of funds required for completion of task.

     b) Status of completion of tasks under C.1.2

2. CDRL Sequence Number:     A009
Title:                       Test Procedures
Applicability:               Task C.1.2
Date due:                    30 Jan 03
Form:                        Provide in both hardcopy and electronic file
                             Procedures will be approved by NSWC Carderock


3. CDRL Sequence Number:     A010
Title:                       Dummy Load Test Report
Applicability:               Task C.1.2
Date due:                    Within 5 days after completion of dummy load test
Form:                        Provide in both hardcopy and electronic file

The following information shall be provided to NSWC Dahlgren:

     a) Raw data from test instrumentation.
     b) Sufficient interpretation and explanation of raw test data to permit understanding of test results and analysis of failed components (if applicable).

4. CDRL Sequence Number:     A009
Title:                       Test Report
Applicability:               Task C.1.2
Date due:                    Within 30 days after completion of test
Form:                        Provide in both hardcopy and electronic file



DISTRIBUTION
------------
EDA
Contractor
B56/Naley
strva@str-inc.com

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF 5
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00178-01-D-3008
2. DELIVERY ORDER NO.                        0005
3. DATE OF ORDER(YYYMMMDD)                   20021218
4. REQUISITION/PURCH REQUEST NO.             B53000/23098516
5. PRIORITY
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: M. Piersall, SD139, piersallmf@nswc.navy.mil
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA Baltimore
     217 E Redwood Street, Suite 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     10075 Tyler Place, Suite 17
     Ijamsville, MD 21754
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     20030225
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS
13. MAIL INVOICES TO ADDRESS IN BLOCK
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: Carlos Lama/B53
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-CO/South Entitlement Division
     P.O. BOX 182264
     Columbus, OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE & TECHNOLOGY RESEARCH, INC.          /s/ E.L. Kessler
---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

E.L. Kessler, Gen. Mgr.                      13 JAN '03
---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[ ] if this box is marked, supplier must sign Acceptance and return the following number of copies:
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
     CLIN 0001
     ACRN: AA 97X4930 NH1E 000 77777 0 000178 2F 000000 21B5603JCDAH    $23,030
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
                    SEE PAGES 2-5

                    AID# 43625
-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY TINA CORR LYNN
     /s/ Tina Corr Lynn         CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                            $23,030.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

ITEM      DESCRIPTION                                QUANTITY            AMOUNT

0001      The contractor shall provide
          support for Chemical and Biological
          defense programs in accordance
          with the statement of work.

                                                       1 Lot Est. Cost   $21,423
                                                          Fixed Fee        1,607
                                                          Total ECPFF    $23,030

0002      Contract Data Requirements List                  Not Separately Priced
          (DD Form 1423) in support of
          CLIN 0001.


                               STATEMENT OF WORK
                               -----------------


C.1      JOINT CHEMICAL AGENT DETECTOR (JCAD) SHOCK TEST SUPPORT.

Paragraphs C.1 and C.2.1 of the contract require the contractor to provide test plans, test reports, and the necessary facilities and services for the conduct of environmental testing and evaluation in support of Chemical and Biological Defense programs. The Chemical-Biological Defense Branch (B53) has a requirement to conduct the heavyweight shock (barge) test as specified in MIL-S-901D for deck-mounted equipment.

C.1.1 Provide engineering and technical support and perform the heavyweight shock (barge) test described above. Pertinent MIL-S-901D paragraph 6.2 data is as follows:

     a. Shock Tests, H.I. (High Impact) Shipboard Machinery, Equipment, and Systems, Requirements for: MIL-S-901D (Navy); 17 March 1989.

     b.  N.A.

     c.  Shock Grade. Grade A

     d.  Equipment Class. Class II

     e.  Shock Test Type. Type A

     f. Equipment mounting. Deck mounted

     g. Equipment mounting plane aboard ship. Back

     h. Equipment mounting orientation. Unrestricted as to orientation aboard ship

     i. Method of Mounting. Tactical configuration mounted to deck plate using Navy approved test shock mounts

     j. Method of simulating shipboard connections. Tactical configuration used for mechanical connections; electrical to be simulated

     k. Mode of equipment operation during test. Energized, per MILSTD 901D for Grade A shock classification.

     l. Shock test acceptance criteria and associated post-test functional testing and inspection requirements are to include powering up, placing in initialization (Warm-up and self-diagnostic) and operation modes noting warning and reporting functions (audible and visual) upload and query of data, noting results of BIT test, and confidence checks.

     m. Acceptance authority/authorities. NSWC Dahlgren (B56), JCAD Test Team.

C.1.2 Provide additional engineering and technical support to include:

     a. Use an isolator shock simulation program to perform an isolator analysis in order to predict the JCAD's shock mount performance under the most severe MIL-S-901D shock test conditions and identify the isolation system's natural frequency. Actual deck simulator input from previous 14 Hertz and 8-Hertz tests should be used in the analysis. If available deck simulator input from previous 10-Hertz test should also be used.

     b. Review and proved input to existing shock test plan.

     c. Determine proper test installation, and arrange JCAD system installation to the test barge (mounts and brackets will not be provided by the Government).

     d. Verification that the JCAD is properly installed for the test.

     e. Ensure that the JCAD is properly instrumented for displacement and shock loading measurements using a tri-axial accelerometer. The accelerometer measurements should then be integrated to velocity, and position measurements.

     f. Coordinate and perform the test as a "piggyback' shock test with another test load.

     g. Selection of a facility to conduct the test and provide shock test fixtures for the JCAD Shock test. Shock test strikes must provide 14 +/- 2 hertz input, 10 +/- 1 hertz input, and 8 +/- 1 hertz input to the JCAD shock mount to verify the isolation system's ability to attenuate transmitted shock to levels within the predicted shock tolerance levels of the JCAD.

     h. A total of 4 shots should be conducted at the 14 +/- 2 hertz input level, 2 shots at teh 10 +/- 1 hertz input level, and 2 shots at the 8 +/- 1 hertz input level to the JCAD shock mount.

     i. After test completion, visually inspect and conduct operational tests (as specified in paragraph C.1.1 subparagraph 1) to confirm condition of system. Report any abnormalities.

     j. Remove system from test barge and return it to B53 in its shipping container.

                              SECURITY REQUIREMENTS
                              ---------------------

Security Requirements are set forth in the basic contract's DD254.

                        GOVERNMENT FURNISHED INFORMATION
                        --------------------------------

Technical documentation and data will be supplied to the contractor, as required, to support task performance. These will include, but is not limited to, the following:

             o   Technical Manual
             o   Training Package
             o   Test Plan
             o   Shop Drawings of Shipboard Mount

Access will also be granted to on site test facilities as required to assist in executing the Navy part of the JCAD test program. Equipment to be provided is:

             o   JCAD system with Shipping Container
             o   JCAD Shock Mount


                              TRAVEL REQUIREMENTS


Destination                   Persons             Days           Trips
--------------------------------------------------------------------------------
NSWC - Dahlgren, VA           1                   1              3
Rustburg, VA                  1                   1              3

                              PERIOD OF PERFORMANCE
                              ---------------------

The period of performance shall be from the effective date of the order, through 25 February 2003.


1. CDRL Sequence Number:     A007
   Title:                    Contractor's Progress, Status and Management Report

   Applicability:            Task C.1.2
   Date Due:                 Monthly

The following information shall be provided to NSWC Dahlgren:

         a) Funding expended to date of report, and projection of funds required for completion of task.

         b) Status of completion of tasks under C.1.2.

2. CDRL Sequence Number:      A009
   Title:                     Test Plan
   Applicability:             Task C.1.2
   Date Due:                  21 January 2002
   Form:                      Provide in both hardcopy and electronic file

3. CDRL Sequence Number:      A009
   Title:                     Test Report
   Applicability:             Task C.1.2
   Date Due:                  15 days alter completion of test
   Form:                      Provide in both hardcopy and electronic file



DISTRIBUTION
------------
EDA
B53/Naley
strva@str-inc.com

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT          A
C. CATEGORY         TDP            TM             OTHER [X]
D. SYSTEM/ITEM
E. CONTRACT/PR NO.            N00164-01-D-0042
F. CONTRACTOR                 STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A002
2. TITLE OF DATA ITEM              CONTRACTOR'S CONFIGURATION MANAGEMENT PLAN
3. SUBTITLE
4. AUTHORITY                       DI-CMAN-80858B
5. CONTRACT REFERENCE              3.2.6
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       30 DAC
13. DATE OF SUBSEQUENT SUBMISSION  15 DARC
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

BLOCK 8 - Submit the draft plan 30 days after award. The Government will review the draft for technical adequacy and in accordance with (IAW) the SOW. Written comments to be incorporated into the final plan will be provided within 15 days after receipt of draft.

Block 9 - Distribution Statement C DESTRUCTION NOTICE APPLIES.


Block 14 - Addressee List (AL)

AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT          A
C. CATEGORY         TDP            TM             OTHER [X]
D. SYSTEM/ITEM
E. CONTRACT/PR NO.            N00164-01-D-0042
F. CONTRACTOR                 STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A004
2. TITLE OF DATA ITEM              TEST PROCEDURE
3. SUBTITLE                        Production
4. AUTHORITY                       DI-RELI-80603
5. CONTRACT REFERENCE              3.2.4.2
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     DD
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       SEE BLK 16
13. DATE OF SUBSEQUENT SUBMISSION  SEE BLK 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS


BLOCK 8 - The Government will review the draft for technical adequacy in accordance with (IAW) the requirements of the SOW. Written comments to be incorporated into the final will be provided by the Government within 15 days after receipt of the draft procedure.

Block 9 - Distribution Statement C DESTRUCTION NOTICE APPLIES.

BLOCKS 12 AND 13 - Submit the draft 30 days after receipt of production authorization. Submit the final within 15 days after receipt of Government comments.

Block 14 - Addressee List (AL)

AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

AWARD/CONTRACT                                                     PAGE OF PAGES
                                                                    1   |   25
1. THIS CONTRACT IS A RELATED ORDER UNDER DPAS (15 CFR 350)
RATING         DO-C9E
--------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) N00178-01-D-3008
--------------------------------------------------------------------------------
3. EFFECTIVE DATE 18 Dec 2000
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
--------------------------------------------------------------------------------
5. ISSUED BY                                      CODE N00178
     NAVAL SURFACE WARFARE CENTER, DAHLGREN DIVISION
     ___ F. PIERSALL
     (PIERSAKKF@NSWC.NAVY.MIL)
     17320 DAHLGREN ROAD
     DAHLGREN, VA 22448-5100
--------------------------------------------------------------------------------
6. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE S2101A
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY STATE AND ZIP CODE) SCIENCE AND TECHNOLOGY RESEARCH INC
     ED KESSLER
     7210 PINDELL SCHOOL ROAD
     FULTON MD 20749
--------------------------------------------------------------------------------
8. DELIVERY
     [ ] FOB Origin      [X] Other (see below)
--------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT

--------------------------------------------------------------------------------
10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS
     SHOWN IN
          ITEM Section G
--------------------------------------------------------------------------------
CODE OXNU6
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                    CODE N00178
     CARLOS LAMA
     NAVAL SURFACE WARFARE CENTER, DAHLGREN DIVISION
     1732 DAHLGREN ROAD
     DAHLGREN, VA 22448-5100
--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY             CODE HQ0338
     DFAS-CO/SOUTH ENTITLEMENT DIVISION
     PO BOX 182264
     COLUMBUS OH 43218-2264
--------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
     [X] 10 U.S.C. 2304(c)(5)      [ ] 41 U.S.C. 253(c)( )
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
     See Schedule
--------------------------------------------------------------------------------
15A. ITEM NO.                 15B. SUPPLIES/SERVICES
               SEE SCHEDULE

15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT
--------------------------------------------------------------------------------
15G. TOTAL AMOUNT OF CONTRACT:           $4,923,784.00
--------------------------------------------------------------------------------
16. Table of Contents
     SEC  DESCRIPTION                                                 PAGE(S)
          PART I - THE SCHEDULE
X    A    SOLICITATION/CONTRACT FORM                                     2
X    B    SUPPLIES OR SERVICES AND PRICES/COSTS                          4
X    C    DESCRIPTION/SPECS./WORK STATEMENT                              5
X    D    PACKAGING AND MARKING                                          7
X    E    INSPECTION AND ACCEPTANCE                                      8
X    F    DELIVERIES OR PERFORMANCE                                      9
X    G    CONTRACT ADMINISTRATION DATA                                  10
X    H    SPECIAL CONTRACT REQUIREMENTS                                 17

          PART II - CONTRACT CLAUSES
X    I    CONTRACT CLAUSES                                              21

          PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
X    J    LIST OF ATTACHMENTS                                           25

          PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K    REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
     L    INSTRS. CONDS., AND NOTICES TO
     M    EVALUATION FACTORS FOR AWARD

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents;
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [ ] AWARD (Contractor is not required to sign this document).

Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
     Edward L. Kessler/General Manager
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR
     ASI TECHNOLOGY CORPORATION

     BY /s/ Edward L. Kessler
     ---------------------------------------
     (Signature of person authorized to sign)
--------------------------------------------------------------------------------
19C. DATE SIGNED
     20 DEC 2000
--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
     JAMES E. THOMSON/BRANCH HEAD
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICAN

     BY /s/ James E. Thomson
     ----------------------------------
     (Signature of Contracting Officer)
--------------------------------------------------------------------------------
20C. DATE SIGNED
     12-Dec-2000
--------------------------------------------------------------------------------

                                                                N00178-01-D-3008

SECTION A Solicitation/Contract Form


ACCOUNTING AND APPROPRIATION DATA


AA:              97X4930.NH1E 000 77777 0 000178 2F 000000     21B5300ACPRC
AMOUNT:          $25,000.00

FUNDING          JOB ORDER NO                                  QUANTITY
                 B53000/03494170 (Exp. 30 Sep 01 )
AMOUNT:          $25,000.00



AB:              97X4930.NH1E 000 77777 0 000178 2F 000000     21B5301LSDAH
AMOUNT:          $10,000.00

FUNDING          JOB ORDER NO                                  QUANTITY
                 B53000/03494172 (Exp. 30 Sep 01 )
AMOUNT:          $10,000.00


                              NOTICE TO CONTRACTORS


THE PURPOSE OF THIS NOTICE IS TO BRING MATTERS TO YOUR ATTENTION WHICH CAN AFFECT PAYMENT OF YOUR INVOICES.

CCR ANNUAL RENEWAL

YOU MUST CONFIRM YOUR REGISTRATION IN THE CENTRAL CONTRACTOR REGISTRATION (CCR) DATABASE OR THE DEFENSE FINANCE AND ACCOUNTING SERVICE (DFAS) MAY NOT PROCESS YOUR INVOICE. YOU MAY OBTAIN MORE INFORMATION ON THIS ANNUAL RENEWAL CONFIRMATION PROCESS BY CALLING 1-888-227-2423 OR VIA THE INTERNET AT http://www.ccr2000.com/


EFTS

ELECTRONIC FUNDS TRANSFER (EFT) PAYMENTS ARE BASED ON THE EFT INFORMATION CONTAINED IN THE CCR DATABASE. IT IS CRITICAL THAT YOU ENSURE THAT YOUR EFT INFORMATION IN THE CCR DATABASE REMAINS CURRENT AND CORRECT.


INVOICE COPY TO MD24I

DFAS RELIES ON NSWCDD CODE MD241 FOR INVOICE PRE-VALIDATION. PLEASE PROVIDE A COPY OF ALL INVOICES TO:

                                                                N00178-01-D-3008

         NAVAL SURFACE WARFARE CENTER, DAHLGREN DIVISION
         MAIL CODE MD24I
         17320 DAHLGREN ROAD, DAHLGREN, VA 22448-5100


REGISTER FOR INVOICE STATUS

YOU CAN REGISTER AT THE FOLLOWING WEB SITE TO MONITOR THE STATUS OF YOUR INVOICES. THIS IS THE VENDOR PAY INQUIRY SYSTEM-MOCAS USER REGISTRATION. http://vendorpay.dfas.mil/newuser

SECTION C Descriptions and Specifications

CLAUSES INCORPORATED BY FULL TEXT

STATEMENT OF WORK

C.1 INTRODUCTION

The Chemical-Biological Defense Branch (B53) of the Naval Surface Warfare Center, Dahlgren Division (NSWCDD) has a requirement to provide engineering development, test and production of chemical and biological agent detectors, integrated detector systems, protection systems, and protection equipment. Engineering development includes design, procurement and fabrication of systems and system components, building of prototypes, operational and environmental testing and evaluation, design modification, and development of Technical Data Packages (TDPs). B53's requirement includes support of both U.S. Nary unique as well as Joint Service Projects. To assist in meeting this requirement, the Contractor shall furnish the necessary supplies, services, facilities, materials, and technical support described in delivery orders issued under this contract in accordance with the following general Statement of Work and the specific Statements of Work attached to individual delivery orders.

C.2 GENERAL STATEMENT OF WORK

C.2.1 The Contractor shall provide engineering development support for fabrication, assembly, installation, quality control checks, troubleshooting, repair documentation, test plans, engineering reviews, environmental and operational testing, data reduction and analysis, drawings, and appropriate documentation and industrial services as required for the Chemical and Biological Defense programs.

C.2.1.1 The Contractor shall provide for the necessary fabricating and/or machining to produce the specified components and the necessary facilities and personnel to assemble or otherwise produce the number of required assemblies. Production of detector and sensor components will require skilled engineers and technicians fully versed with the Chemical or Biological units as specified in specific task orders.

C.2.1.2 The Contractor shall provide facilities and personnel necessary to procure, receive, store, and otherwise control materials necessary to produce individual sub-assemblies, components, parts and materials. Specific lists of Government Furnished Material (GFM) will be provided with each delivery order.

C.2.1.3 The Contractor shall provide facilities and personnel necessary to inspect and test the individual detector sub-assemblies, components and parts. The Contractor may be required to provide the engineering to prepare or evaluate Engineering Change Proposals for the machining, fabricating or prototyping the mechanical segments of the chemical or biological systems.

C.2.2 The Contractor shall participate in NSWCDD meetings, In-Progress Reviews
(IPRs), and working groups as required. In support of this effort the Contractor may be required to prepare agendas, review packages, briefing materials and summary reports. Deliverables are to be in accordance with Exhibit A.

C.3 CONTRACT MANAGEMENT AND SUPERVISION

The Contractor shall identify a Program/Contract Manager as a single point of contact responsible for the contract, responsible for the management and cost/schedule control of the contract consistent with contract requirements and shall provide a monthly status report detailing schedule and funding milestones.

C.4 APPLICABLE REFERENCE DOCUMENTS

The Contractor shall be required to provide deliverables in accordance with DODINST-5000.1 and DODINST-5000.2.

                                                                N00178-01-D-3008

MANDATORY MILSPECS/MILSTNDS

The contractor is encouraged to submit alternatives to the cited
MILSPECs/MILSTNDs.

DIGITAL DELIVERY OF DATA

(a) Delivery by the Contractor to the Government of certain technical data and other data is now frequently required in digital form rather than as hard copy. Such delivery may cause confusion between data rights and computer software rights. It is agreed that, to the extent that any such data is computer software by virtue of its delivery in digital form, the Government will be licensed to use that digital-form data with exactly the same rights and limitations as if the data had been delivered as hard copy.

(b) Any limited rights legends or other allowed legends placed by a Contractor on technical data or other data delivered in digital form shall be digitally included on the same media as the digital-form data and must be associated with the corresponding digital-form technical data to which the legends apply to the extent possible. Such legends shall also be placed in human-readable form on a visible surface of the media carrying the digital-form data as delivered, to the extent possible.




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                                                                N00178-01-D-3008

                                                                    Page 7 of 25


SECTION D Packaging and Marking


CLAUSES INCORPORATED BY FULL TEXT


NOTE:

This contract contains clauses from the:

Federal Acquisition Regulation (FAR) (48 CFR Chapter 1);
FAR clauses are numbered "52.XXX-XX".

Defense FAR Supplement (DFARS) (48 Chapter 2);
DFAR clauses are numbered "252.XXX-XXXX".

Navy Acquisition Procedures Supplement (NAPS);
numbered "5252.2XX-9XXX".


MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)

(a) Marking shall be in accordance with ASTM Designation D 3951-90, "Standard Practice for Commercial Packaging."


PREPARATION FOR DELIVERY (COMMERCIALLY PACKAGED ITEMS)

Preservation, packaging and packing shall be in accordance with ASTM Designation D 3951-95 "Standard Practice for Commercial Packaging."


UNPACKING INSTRUCTIONS: COMPLEX OR DELICATE EQUIPMENT

(a) Location on Container. When practical, one set of the unpacking instructions will be placed in a heavy water-proof envelope prominently marked "UNPACKING INFORMATION" and firmly affixed to the outside of the shipping container in a protected location, preferably between the cleats on the end of the container adjacent to the identification marking. If the instructions cover a set of equipment packed in multiple containers, the instructions will be affixed to the number one container of the set. When the unpacking instructions are too voluminous to be affixed to the exterior of the container, they will be placed inside and directions for locating them will be provided in the envelope marked "UNPACKING INFORMATION."

(b) Marking Containers. When unpacking instructions are provided, shipping containers will be stenciled "CAUTION--THIS EQUIPMENT MAY BE SERIOUSLY DAMAGED UNLESS UNPACKING INSTRUCTIONS ARE CAREFULLY FOLLOWED. UNPACKING INSTRUCTIONS ARE LOCATED (state where located)." When practical, this marking will be applied adjacent to the identification marking on the side of the container.

[NO PAGE 8]

                                                                N00178-01-D-3008

SECTION F Deliveries or Performance


DELIVERY INFORMATION

CLINS    DELIVERY DATE           UNIT OF ISSUE     QUANTITY FOB      SHIP TO ADDRESS
0001     POP 18-DEC-00 TO        Lot                       Dest.     N00178
         16-DEC-05                                                   Naval Surface Warfare Center,
                                                                     Dahlgren Division
                                                                     17320 Dahlgren Road
                                                                     Dahlgren, VA 22448-5100
                                                                     Carlos Lama
                                                                     (540) 653-3306

0002     POP 18-DEC-00 TO        Lot                       Dest.     Same as CLIN 0001
         16-DEC-05


CLAUSES INCORPORATED BY REFERENCE:

52.242-15 Alt I Stop-Work Order (Aug 1989) - Alternate I               APR 1984
52.247-34       F.O.B. Destination                                     NOV 1991


CLAUSES INCORPORATED BY FULL TEXT


CONTRACTOR NOTICE REGARDING LATE DELIVERY

In the event the contractor anticipates or encounters difficulty in complying with the contract delivery schedule or date, he/she shall immediately notify the Contracting Officer in writing, via the cognizant Contract Administration Services Office, if assigned. The notice shall give the pertinent details; however such notice shall not be construed as a waiver by the Government of any contract delivery schedule, or of any rights or remedies provided by law or under this contract.


DURATION OF CONTRACT PERIOD

This contract shall become effective on date of award, and shall continue for 60 months.




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                                                                N00178-01-D-3008

SECTION G Contract Administration Data


CLAUSES INCORPORATED BY FULL TEXT


PAYMENT, SELECTED ITEMS OF COST REIMBURSEMENT CONTRACTS

(a) Travel Costs (Including Foreign Travel)

(1) Air: The Contractor shall be reimbursed for the actual cost of transportation via air, provided, such costs are the lowest customary standard, coach or equivalent, airfare offered during normal business hours, unless higher fares are justified in accordance with FAR 31.205-46(d). The contractor shall, to the maximum extent practicable, minimize overall travel costs by taking advantage of discounted airfare rates available through advance purchase. Charges associated with itinerary changes and cancellation under nonrefundable airline tickets are reimbursable as long as the changes are driven by the work requirement

(2) Privately Owned Conveyance: Reimbursement for the use of privately owned conveyance by the Contractor's personnel will be at the mileage rate specified in the Joint Travel Regulations plus all necessary tolls when such travel is necessary for performance under this contract and does not constitute non-reimbursable travel as defined below.

(3) Auto Rental: Reimbursement for the use of rental cars (most economical class available consistent with the need) by the Contractor's personnel will be at actual cost.

(4) Other Public Transportation: The use of other public transportation (Coach/Economy) by the Contractor's personnel will be reimbursed at actual cost.

(5) Non-reimbursable Travel: The following travel shall not be reimbursed hereunder: travel performed for personal convenience, daily travel to and from work at the contractor's facility (i.e., designated work site) or to and from NSWCDD when NSWCDD is the designated work site, and travel between the contractor's plant and NSWCDD if the plant is within a 50-mile radius of NSWCDD.

(b)(1) Substantiation of Costs: The Contractor shall submit a summary by trip of actual costs incurred for authorized travel in accordance with the clause entitled "Certificate of Performance." In no event will reimbursement exceed the published rates of common carriers unless justified and approved in advance by the Contracting Officer.

(2) Personnel in Travel Status: For personnel on official travel status (i.e., travel required for performance of this contract and authorized by the Contracting Officer or the Contracting Officer's representative,) travel shall be considered at time of performance under the contract. However, such reimbursement shall not exceed eight labor hours per individual while in travel status during one calendar day nor shall travel outside regular duty hours be reimbursed except: when travel involves the performance of work while traveling, is carried out under arduous conditions, or results from an event that could not be scheduled or controlled administratively by either the Contractor or Government.

(c) Per Diem

Expenses for subsistence and lodging shall be reimbursed to the Contractor only to the extent where overnight stay is necessary and authorized by the Contracting Officer for performance under this contract. Incurred costs shall be considered to be reasonable and allowable only to the extent that they do not exceed, on a daily basis, the maximum per diem rates in effect at the time of travel as set forth in the Federal Travel Regulations, Joint Travel Regulations and Standardized Regulations set forth in FAR 31.205-46(2).

(d) Cost of Materials




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                                                                N00178-01-D-3008

The cost of materials furnished or used under this contract shall be reimbursed in accordance with paragraph (b) of the clause entitled "Allowable Costs (FAR 52.216-07)" for cost reimbursement contracts or "Payments, Time-and-Material/Labor Hour (FAR 52.232-07)" for time-and-material or labor hour contracts. Expendable material costs for items such as office supplies, report paper, etc., and tools of the trade shall be considered to be included in the contractor's indirect cost pools. The Contractor shall be required to support all material costs claimed in accordance with the clause entitled "Certificate of Performance."

(e) Credits

The Contractor shall insure that any credits for future travel, free travel, free gifts or rebates on current travel offered by airlines or car rental agencies as part of frequent traveler or similar promotional programs, that are accrued as a result of travel necessary for performance under the contract, shall be conveyed to the Government.

(f) Training

The Government will not allow costs, nor reimburse costs associated with the contractor training employees in an effort to attain and/or maintain requirements of this contract. Attendance at workshops or symposiums is considered training for purposes of this clause.

(g) Direct Charge Relocation Costs

In accordance with FAR 31, relocation costs, either direct charged or included in the contractor's indirect cost pools, associated with an individual not completing a term of service equal to one year working under this contract shall be an unallowable cost under this contract.


PAYMENT OF FIXED FEE (COST PLUS FIXED FEE)

Subject to the withholding provisions of the contract clause entitled "Fixed Fee," and any other adjustments required by other contract clauses, the fixed fee shall be paid in installments.

The amount of each fee installment shall be billed at 7.5% of allowable costs. This percentage reflects the ratio of total contract fixed fee to total contract estimated cost.


NAVSEA 5252.232-9104 ALLOTMENT OF FUNDS (MAY 1993)

(a) This contract is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this contract for payment of fee for incrementally funded contract line item number/contract subline item number (CLIN/SLIN), subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this contract for payment of cost for incrementally funded CLINs/SLINs is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLINs/SLINs covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

                                                                ESTIMATED
ITEM(S)       ALLOTTED TO COST       ALLOTTED TO FEE      PERIOD OF PERFORMANCE
-------       ----------------       ---------------      ---------------------

[to be specified in individual orders]


(b) The parties contemplate that the Government will allot additional amounts to this contract from time to time for the incrementally funded CLINs/SLINs by unilateral contract modification, and any such modification shall state separately

                                                                N00178-01-D-3008
the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs/SLINs covered thereby, and the period of performance which the amounts are expected to cover.

(c) CLINs/SLINs [to be specified in individual orders] are fully funded and performance under these CLINs/SLINs is subject to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable.

(d) The Contractor shall segregate costs for the performance of incrementally funded CLINs/SLINs from the costs of performance of fully funded CLINs/SLINs.


FUNDING PROFILE

It is estimated that these incremental funds will provide for [to be specified in individual orders.] The following details funding to date:

Total
Contract      Funds This     Previous     Funds          Balance
CPFF            Action       Funding      Available      Unfunded

          [to be specified in individual orders]


ADDRESS TO WHICH PAYMENT SHALL BE MADE

Offeror shall indicate in the space provided below the address to which payment should be mailed, if such address is different from that shown for the offeror.

               Science & Technology Research, Inc.
               -----------------------------------
               10075 Tyler Place, Suite 17
               -----------------------------------
               Ijamsville, MD 21754
               -----------------------------------


AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER (JAN 1992)

(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the Contractor's facilities or in any other manner communicates with Contractor personnel during the performance of this contract shall constitute a change under the "Changes" clause of this contract.

(b) The Contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.

(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer's. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The address and telephone number of the Contracting Officer is:

NAME : J. E. Thomson
ADDRESS: 17320 Dahlgren Road, Dahlgren, VA 22448
TELEPHONE: (540) 653-7765

                                                                N00178-01-D-3008

DELEGATION OF AUTHORITY FOR CONTRACT ADMINISTRATION

The Administrative Contracting Officer (ACO) of the cognizant Defense Contract Management Command is designated as the authorized representative of the Contracting Officer for purposes of administering this contract in accordance with FAR 42.3. However, in view of the technical nature of the supplies and services to be furnished, technical cognizance is retained by the Naval Surface Warfare Center, Dahlgren Division.


AUTHORITY FOR DEOBLIGATION OF UNEXPENDED AND EXCESS DOLLAR BALANCES

Authority is delegated to the Administrative Contracting Officer to execute contract modifications providing for deobligation of excess funds.


CONTRACT ADMINISTRATION PLAN

In order to expedite administration of this contract, the following delineation of functions is provided. The individual/position designated as having responsibility should be contacted for any questions, clarifications, or information regarding the administration function specified. The names, addresses and phone numbers for these individuals or offices are as follows:

Procuring Contracting Officer (PCO):

Name:    J. E. Thomson
Address: Code: SD 13
         Dahlgren Division
         Naval Surface Warfare Center
         17320 Dahlgren Road Dahlgren,
         Virginia 22448-5100
Phone:   (540) 653-7765

Administrative Contracting Officer (ACO):

Name:    DCMA Baltimore
Address: 217 East Redwood Street, Suite 1800
         Baltimore, MD 21202
Phone:   (410) 962-9800

Paying Office:


Name:    DFAS-CO/South Entitlement Division
Address: P.O. Box 182264
         Columbus, OH 43218
Phone:   (800) 756-4571

Primary Contracting Officer's Representative (COR):

Name:    Carlos Lama
Address: Code B53
         Naval Surface Warfare Center, Dahlgren Division
         17320 Dahlgren Road
         Dahlgren, VA 22448
Phone:   (540) 653-3306

                                                                N00178-01-D-3008

Technical Assistant (TA):

To be specified in individual delivery orders.

(a) Procuring Contracting Officer (PCO) should be contacted for general information and shall perform the following functions:

(1) Designates the COR. NOTE: COR authority is not redelegable.

(2) Provide administrative changes to the contract administration plan.

(3) Maintains the official contract file, ensuring contract ceiling is not exceeded.

(4) Issues technical instructions, ensuring that each technical instruction is within the scope of the contract.

(b) Administrative Contracting Officer (ACO) should be contacted for inquiries/information pertaining to matters specified in FAR 42.302 and DFAR 42.302, except in those areas specifically designated below as the responsibility of the COTR.

(c) Paying Office should be contacted for inquiries/information with regard to payment of those vouchers approved by the PCO.

(d) Contracting Officer's Representative (COR) should be contacted for inquiries/information pertaining to the following functions:

(1) The COR will act as the Contracting Officer's Representative for technical matters, providing technical direction and discussion, as necessary, with respect to the specification or statement of work, and monitoring the progress and quality of contractor performance. The COR is not a Contracting Officer and does not have authority to direct the accomplishment of effort which is beyond the scope of the statement of work in the contract (or delivery order).

(2) Technical contract administration to ensure each Delivery Order Statement of Work is within the scope of the basic contract, Orders comply with key personnel requirements, and delivery order cost proposals are consistent with the terms and conditions of the basic contract.

(3) Technical advice regarding estimated level of effort and labor mix and/or the cost and need for materials, travel, equipment, etc. for each delivery order and any modifications.

(4) Reports on the contractor's performance and lessons learned.

(5) Review of the Certificate of Performance/invoice.

(6) Inspection and/or acceptance of the services/deliverables as the official Government representative.

(e) In the event that the COR named above is absent due to leave, illness or official business, all responsibilities and functions assigned to the COR will be the responsibility of the Alternate COR.

(f) Technical Assistants (TA) (i.e., Delivery Order COR(s)) should be contacted for general information on the delivery order and shall perform the following functions:

(1) Technical assistance/recommendations regarding the individual delivery order(s).

(2) Technical advice to the COR regarding estimated level of effort and labor mix and/or the cost and need for materials, travel, equipment, etc. for the instant delivery order.

                                                                N00178-01-D-3008

(3) A written report to the COR on the contractor's performance and lessons learned for the specific delivery order.

(4) Review and note discrepancies concerning the Certificate of Performance/invoice.

(5) Recommendations to the COR regarding the acceptability of the services/deliverables.

It is emphasized that only the Contracting Officer (either PCO or ACO) has the authority to modify the terms of the contract; therefore, in no event will any understanding, agreement, modification, change order, or other matter deviating from the terms of the basic contract between the contractor and any other person be effective or binding on the Government. When/if, in the opinion of the contractor, any effort outside the existing scope of the contract is requested, the contractor shall promptly notify the PCO in writing. No action must be taken by the contractor unless the PCO or ACO has issued a contractual change.


ORDERING (INDEFINITE DELIVERY, TIME AND MATERIAL/LABOR HOUR AND COST REIMBURSEMENT CONTRACTS) (MAY 1993) (NSWCDD)

(a) Ordering: All NSWCDD Warranted Contracting Officer are authorized ordering officers. Supplies or services to be furnished under this contract shall be furnished at such times as ordered by the issuance of Delivery Orders on DD Form 1155 by the Contracting Officer. All orders are subject to the terms and conditions of this contract. This contract shall control in the event of conflict with any order. When mailed, a Delivery Order shall be "issued" for purpose of this contract at the time the Government deposits the order in the mail, or, if transmitted by other means, when physically delivered to the contractor.

(b) Ordering Procedures:

(1) Delivery Orders issued shall include, but not be limited to the following information when applicable:

(i) Date of order.
(ii) Contract and order number.
(iii) Type of Order
(iv) Appropriation and accounting data.
(v) Description of the work to be performed.
(vi) Description of end item(s) to be delivered.
(vii) DD Form 1423 (Contract Data Requirements List),if data to be delivered under the order is not listed on the DDForm 1423 included in this contract.
(viii) The individual responsible for inspection/acceptance.
(ix) Period of performance.
(x) The estimated cost plus fixed fee or ceiling price for the order.
(xi) List of Government furnished material and its estimated value.

(2) Oral orders may be placed only in emergency circumstances. Information described above shall be furnished to the contractor at the time of placing an oral order and shall be confirmed by issuance of a written Delivery Order on DD Form 1155 within two working days.

(c) Modifications of Delivery Orders: Delivery Orders may be modified only by the Contracting Officer and may be modified orally by the Contracting Officer in emergency circumstances. Oral modifications shall be confirmed by issuance of a written modification within two working days from the time of the oral communication modifying the order.

(d) The Cost Plus Fixed Fee or Ceiling Price for each Delivery Order may not be changed except when authorized by a modification to the Delivery Order.




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                                                                N00178-01-D-3008

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(e) Unilateral Orders. Delivery Orders under this contract will ordinarily be issued after both parties agree on all terms. If the parties fail to agree, the Contracting Officer may require the contractor to perform and any disagreement shall be deemed a dispute within the meaning of the "Disputes" clause.


MINIMUM AND MAXIMUM QUANTITIES

As referred to in paragraph (b) of the "Indefinite Quantities" clause of this contract, the contract minimum quantity is a total of $35,000 worth of orders; the maximum quantity is the total Cost Plus Fixed Fee or Ceiling Price as set forth in the schedule. The maximum quantity is not to be exceeded.


5252.232-9001 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

         (a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.
         (b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address:

                    DCAA, Columbia Branch Office
                    One Mall North, Suite 200
                    10025 Governor Warfield Parkway
                    Columbia, MD 21044

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, information copies shall be submitted to NSWCDD, codes SD139/Piersall, B53/Lama, and MD24I. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.
         (c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.
         (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:
           (1) Contract line item number (CLIN)
           (2) Accounting Classification Reference Number (ACRN)
           (3) Payment terms
           (4) Procuring activity
           (5) Date supplies provided or services performed
           (6) Costs incurred and allowable under the contract
           (7) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided
         (e) A DD Form 250, "Material Inspection and Receiving Report" is not required.
         (f) A Certificate of Performance shall be provided with each invoice submittal.
         (g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.
         (h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.
         (i) When a vendor invoice for a foreign currency is provided as supporting documentation, the Contractor shall identify the foreign currency and indicate on the vendor invoice the rate of exchange on the date of payment by the Contractor. The Contractor shall also attach a copy of the bank draft or other suitable documents showing the rate of exchange. The contractor shall provide an English translation if the vendor invoice is written in a foreign language.

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SECTION H Special Contract Requirements


CLAUSES INCORPORATED BY FULL TEXT


EMPLOYMENT OF US GOVERNMENT PERSONNEL RESTRICTED (MAY 1993) (NSWCDD)

In performing this contract, the Contractor shall not use as a consultant or employ (on either a full or part time basis) any active duty U.S. Government personnel (civilian or military) without the prior written approval of the Contracting Officer. Such approval may be given only in circumstances where it is clear that no laws and no DoD or U.S. Government instructions, regulations, or policies might possibly be contravened and no appearance of a conflict of interest will result.


NONPAYMENT FOR ADDITIONAL WORK

Any additional supplies or services or a change to work specified herein which may be performed by the Contractor, either of his own volition or at the request of an individual other than a duly appointed Contracting Officer or his/her designee, except as may be explicitly authorized in this contract, are not authorized and will not be paid for. Only a duly appointed Contracting Officer is authorized to change the specifications, terms and conditions in this contract.


PENSION PLAN TERMINATION (MAY 1993) (NSWCDD)

If the contractor terminates a defined benefit pension plan via a transaction, which results in any excess assets, NSWCDD shall receive a credit or refund for its equitable share of the proceeds. The credit or refund to NSWCDD shall be the product of the termination proceeds and the weighted average share of NSWCDD's participation in total contractor pension costs. NSWCDD's participation shall be based upon the ratio of pension expense absorbed by NSWCDD contracts to total pension expense for the life of the plan. If the pension expense ratio cannot be readily determined, then a surrogate, as determined by the Contracting Officer, such as total sales or cost input, may be used as long as it achieves an equitable result. The credit due to NSWCDD shall be payable in full immediately upon plan termination, and will include interest at the rate specified by the Secretary of the Treasury pursuant to 50 U.S.C. App. 1215(b)(2) from the date of plan termination until the date of receipt by NSWCDD.


PERSONNEL QUALIFICATIONS (MINIMUM) (JAN 1992)

(a) Personnel assigned to or utilized by the Contractor in the performance of this contract shall, as a minimum, meet the experience, educational, or other background requirements set forth below and shall be fully capable of performing in an efficient, reliable, and professional manner. If the offeror does not identify the labor categories listed below by the same specific title, then a cross-reference list should be provided in the offeror's proposal identifying the difference.

(b) The Government will review resumes of contractor personnel proposed to be assigned, and if personnel not currently in the employ of Contractor, a written agreement from potential employee to work will be part of the technical proposal.

(c) If the Ordering Officer questions the qualifications or competence of any person performing under the contract, the burden of proof to sustain that the person is qualified as prescribed herein shall be upon the Contractor.

(d) The Contractor must have the personnel, organization, and administrative control necessary to ensure that the work performed meets all requirements specified in delivery orders. The work history of each Contractor employee shall contain experience directly related to the tasks and functions to be assigned. The Ordering Officer reserves the

                                                                N00178-01-D-3008
right to determine if a given work history contains necessary and sufficiently detailed, related experience to reasonably ensure the ability for effective and efficient performance.

(e) Personnel Requirements

         (1) Program/Contract Manager (Key) - A bachelor's degree in a business management related or scientific discipline and a minimum of 10 years experience managing and administering Government delivery order type contracts. In addition the Program/Contract Manager shall have the ability to: (1) effectively interface with Government contracting, managerial, and technical personnel; (2) apply automated management tools which include database, spreadsheet, and off-the-shelf program management aids; and (3) plan, project and otherwise control the application of resources to enable the successful completion of multiple, concurrent delivery orders.

         (2) Senior Engineer (Key) - A Bachelor's degree in a scientific discipline and a minimum of seven years of general technical experience with five years of related experience supporting the technical work identified in the SOW; or an associate's degree in a scientific discipline and a minimum of ten years of specialized experience supporting the technical work identified in the SOW.

         (3) Engineer (Key) - A bachelors degree in an appropriate scientific discipline and a minimum of three years of general technical experience with one year of related experience support the technical work identified in the SOW; or an associate's degree in a scientific discipline and a minimum of seven years of specialized experience supporting the technical work identified in the SOW.

         (4) Senior Technician (Key) - Five years experience in production planning and equipment fabrication. This experience should include analysis of systems drawings and specifications; assembly of facility setup; supervision of material purchasing and management; direction, coordination and supervision of assembly production operations; and the implementation and supervision of product testing and quality control requirements.


NOTICE OF NON-ALLOWABILITY OF COSTS FOR GENERAL PURPOSE OFFICE EQUIPMENT AND GENERAL PURPOSE INFORMATION TECHNOLOGY EQUIPMENT (JUNE 1998)(NSWCDD)

(a) General Purpose Office Equipment (GPOE) means equipment normally found in a business office such as desks, chairs, typewriters, calculators, file cabinets, etc., that are obtainable in the open market. Information Technology (IT) means any equipment or interconnected system or subsystem of equipment, that is used in the automatic acquisition, storage, manipulation, movement, control, display, switching, interchange, transmission, or reception of data or information. It includes computers, ancillary equipment, software, firmware and similar procedures, services (including support services), and related resources.

(b) Contractors are expected to have the necessary facilities to perform the requirements of this solicitation/contract. This includes any GPOE and IT necessary to perform these requirements.

(c) Notwithstanding the "Allowable Cost and Payment" clause of this contract, costs for the acquisition of GPOE and IT shall not be considered as an allowable direct charge to this contract.


REQUIRED INSURANCE (MAY 1993) (NSWCDD)

(a) The following types of insurance are required in accordance with the clause entitled "INSURANCE LIABILITY TO THIRD PERSONS" (MAR 1996) (FAR 52.228-7) and shall be maintained in the minimum amounts shown:

(1) Comprehensive General Liability: $100,000 per person and $500,000 per accident for bodily injury. No property damage general liability insurance is required.

(2) Automobile Insurance: $200,000 per person and $500,000 per accident for bodily injury and $20,000 per accident for property damage. Comprehensive form of policy is required.

                                                                N00178-01-D-3008

(3) Standard Workmen's Compensation and Employer's Liability Insurance (or, where maritime employment is involved, Longshoremen's and Harbor Worker's Compensation Insurance) in the minimum amount of $100,000.

(b) The policies for such insurance shall contain an endorsement that cancellation or material change in the policies, adversely affecting the interest of the Government in such insurance, shall not be effective unless the Contracting Officer provides written notice. When the coverage is provided by self-insurance, prior approval of the Administrative Contracting Officer is required for any change or decrease in coverage.

(c) The obligation of the Government to reimburse the Contractor for liabilities to third persons, set forth in paragraph (c)(2) of the clause entitled "INSURANCE - LIABILITY TO THIRD PERSONS" (MAR 1996), shall be limited to the amount of appropriations legally available for payment for the loss at the time of the loss. Nothing contained in this clause may be construed to imply that Congress will appropriate funds sufficient to cover the difference between available appropriations and the Contractor's liabilities.


NOTICE OF INCORPORATION OF SECTIONS K and L

The following sections of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:

SECTION                        TITLE

K               Representations, Certifications and Other Statements of Offerors

L               Instructions, Conditions, and Notices to Offerors


NAVSEA 5252.237-9106 CHANGES IN KEY PERSONNEL (JUN 1996)

(a) The Contractor agrees that a partial basis for award of this contract is the list of key personnel proposed. Accordingly, the Contractor agrees to assign to this contract those key persons whose resumes were submitted with the proposal necessary to fulfill the requirements of the contract. No substitution shall be made without prior notification to and concurrence of the Contracting Officer in accordance with this requirement.

(b) The contractor agrees that during the first 120 days of performance no key personnel substitutions will be permitted unless such substitutions are necessitated by an individual's sudden illness, death, or termination of employment. All proposed substitutions shall have qualifications equal to or higher than the qualifications of the person to be replaced. The Contracting Officer shall be notified in writing of any proposed substitution at least forty-five (45) days, in advance of the proposed substitution. Such notification shall include: (1) an explanation of the circumstances necessitating the substitution; (2) a complete resume of the proposed substitute; (3) the hourly rates of the incumbent and the proposed substitute; and (4) any other information requested by the Contracting Officer to enable him/her to judge whether or not the Contractor is maintaining the same high quality of personnel that provided the partial basis for award.

(c) In the event a requirement to increase the specified level of effort for a designated labor category, but not the overall level of effort of the contract, occurs, the Contractor shall submit to the Contracting Officer a written request for approval to add personnel to the designated labor category. The same information as specified in paragraph (b) above is to be submitted with the request.

(d) The Contracting Officer shall evaluate requests for changes in personnel and promptly notify the Contractor, in writing, whether the request is approved or disapproved.


NAVSEA 5252.245-9108 GOVERNMENT-FURNISHED PROPERTY (PERFORMANCE) (SEP 1990)

                                                                N00178-01-D-3008

The Government will provide only that property set forth below, notwithstanding any term or condition of this contract to the contrary. Upon Contractor's written request to the cognizant Technical Program Manager, via the cognizant Contract Administration Office, the Government will furnish the following for use in the performance of this contract:

(To be specified in Delivery Orders.)

                                                                              N00178-01-D-3008

                                                                                 Page 21 of 25


SECTION I Contract Clauses


CLAUSES INCORPORATED BY REFERENCE:
52.202-1          Definitions                                                         OCT 1995
52.203-3          Gratuities                                                          APR 1984
52.203-5          Covenant Against Contingent Fees                                    APR 1984
52.203-7          Anti-Kickback Procedures                                            JUL 1995
52.203-6          Restrictions On Subcontractor Sales To The Government               JUL 1995
52.203-8          Cancellation, Rescission, and Recovery of Funds for Illegal or      JAN 1997
                  Improper Activity
52.203-10         Price Or Fee Adjustment For Illegal Or Improper Activity            JAN 1997
52.203-12         Limitation On Payments To Influence Certain Federal Transactions    JUN 1997
52.209-6          Protecting the Government's Interest When Subcontracting With       JUL 1995
                  Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15         Defense Priority And Allocation Requirements                        SEP 1990
52.215-2          Audit and Records--Negotiation                                      JUN 1999
52.215-8          Order of Precedence--Uniform Contract Format                        OCT 1997
52.215-10         Price Reduction for Defective Cost or Pricing Data                  OCT 1997
52.215-12         Subcontractor Cost or Pricing Data                                  OCT 1997
52.215-15         Pension Adjustments and Asset Reversions                            DEC 1998
52.215-18         Reversion or Adjustment of Plans for Postretirement Benefits        OCT 1997
                  (PRB) Other than Pensions
52.215-19         Notification of Ownership Changes                                   OCT 1997
52.215-21         Requirements for Cost or Pricing Data or Information Other Than     OCT 1997
                  Cost or Pricing Data--Modifications
52.216-7          Allowable Cost And Payment                                          MAR 2000
52.216-8          Fixed Fee                                                           MAR 1997
52.219-8          Utilization of Small Business Concerns                              OCT 1999
52.219-14         Limitations On Subcontracting                                       DEC 1996
52.222-21         Prohibition Of Segregated Facilities                                FEB 1999
52.222-3          Convict Labor                                                       AUG 1996
52.222-26         Equal Opportunity                                                   FEB 1999
52.222-35         Affirmative Action For Disabled Veterans And Veterans of the        APR 1998
                  Vietnam Era
52.222-36         Affirmative Action For Workers With Disabilities                    JUN 1998
52.222-37         Employment Reports On Disabled Veterans And Veterans Of The         JAN 1999
                  Vietnam Era
52.223-2          Clean Air And Water                                                 APR 1984
52.223-6          Drug Free Workplace                                                 JAN 1997
52.227-1          Authorization and Consent                                           JUL 1995
52.227-2          Notice And Assistance Regarding Patent And Copyright                AUG 1996
                  Infringement
52.228-7          Insurance--Liability To Third Persons                               MAR 1996
52.230-2          Cost Accounting Standards                                           APR 1998
52.232-17         Interest                                                            JUN 1996
52.232-20         Limitation Of Cost                                                  APR 1984
52.232-22         Limitation Of Funds                                                 APR 1984
52.232-23         Assignment Of Claims                                                JAN 1986
52.232-25         Prompt Payment                                                      JUN 1997
52.232-33         Payment by Electronic Funds Transfer--Central Contractor            MAY 1999
                  Registration
52.233-1          Disputes                                                            DEC 1998
52.233-3 Alt I    Protest After Award (Aug 1996) - Alternate I                        JUN 1985





                                                                              N00178-01-D-3008

                                                                                 Page 22 of 25


52.242-1          Notice of Intent to Disallow Costs                                  APR 1984
52.242-3          Penalties for Unallowable Costs                                     OCT 1995
52.242-4          Certification of Final Indirect Costs                               JAN 1997
52.242-13         Bankruptcy                                                          JUL 1995
52.243-2          Changes--Cost-Reimbursement                                         AUG 1987
52.244-2 Alt I    Subcontracts (Aug 1998) - Alternate I                               AUG 1998
52.244-5          Competition In Subcontracting                                       DEC 1996
52.244-6          Subcontracts for Commercial Items and Commercial Components         OCT 1998
52.245-5 (Dev)    Government Property (Cost-Reimbursement, Time-and-Material, or      JAN 1986
                  Labor-Hour Contracts) (Deviation)
52.249-14         Excusable Delays                                                    APR 1984
52.249-6          Termination (Cost Reimbursement)                                    SEP 1996
52.253-1          Computer Generated Forms                                            JAN 1991
252.201-7000      Contracting Officer's Representative                                DEC 1991
252.203-7001      Prohibition On Persons Convicted of Fraud or Other Defense-         MAR 1999
                  Contract-Related Felonies
252.204-7000      Disclosure Of Information                                           DEC 1991
252.204-7003      Control Of Government Personnel Work Product                        APR 1992
252.205-7000      Provisions Of Information To Cooperative Agreement Holders          DEC 1991
252.209-7000      Acquisition From Subcontractors Subject To On-Site Inspection       NOV 1995
                  Under The Intermediate Range Nuclear Forces (INF) Treaty
252.209-7004      Subcontracting With Firms That Are Owned or Controlled By The       MAR 1998
                  Government of a Terrorist Country
252.215-7000      Pricing Adjustments                                                 DEC 1991
252.215-7002      Cost Estimating System Requirements                                 OCT 1998
252.223-7004      Drug Free Work Force                                                SEP 1988
252.225-7012      Preference For Certain Domestic Commodities                         AUG 2000
252.227-7013      Rights in Technical Data--Noncommercial Items                       NOV 1995
252.227-7014      Rights in Noncommercial Computer Software and Noncommercial         JUN 1995
                  Computer Software Documentation
252.227-7015      Technical Data--Commercial Items                                    NOV 1995
252.227-7016      Rights in Bid or Proposal Information                               JUN 1995
252.227-7019      Validation of Asserted Restrictions--Computer Software              JUN 1995
252.227-7036      Declaration of Technical Data Conformity                            JAN 1997
252.231-7000      Supplemental Cost Principles                                        DEC 1991
252.243-7002      Requests for Equitable Adjustment                                   MAR 1998
252.245-7001      Reports Of Government Property                                      MAY 1994


CLAUSES INCORPORATED BY FULL TEXT


52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed $0 or the overtime premium is paid for work --

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or

                                                                N00178-01-D-3008
completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

(1) Identify the work unit; e.g.; department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of clause)


52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:

http://www.abm.rda.hq.navy.mil/


252.219-7009 SECTION 8(A) DIRECT AWARD (JUN 1998)

(a) This contract is issued as a direct award between the contracting office and the 8(a) Contractor pursuant to the Memorandum of Understanding dated May 6, 1998, between the Small Business Administration (SBA) and the Department of Defense. Accordingly, the SBA is not a party to this contract. SBA does retain responsibility for 8(a) certification, for 8(a) eligibility determinations and related issues, and for providing counseling and assistance to the 8(a) Contractor under the 8(a) Program. The cognizant SBA district office is:

U. S. Small Business Administration
Baltimore District Office
City Crescent Bldg., 6th Floor
10 S. Howard Street
Baltimore, MD 21201

(b) The contracting office is responsible for administering the contract and for taking any action on behalf of the Government under he terms and conditions of the contract; provided that the contracting office shall give advance notice to the SBA before it issues a final notice terminating performance, either in whole or in part, under the contract. The contracting office also shall coordinate with the SBA prior to processing any novation agreement. The contracting office may assign contract administration functions to a contract administration office.

(c) The Contractor agrees that--

(1) It will notify the Contracting Officer, simultaneous with its notification to the SBA (as required by SBA's 8(a) regulations at 13 CFR 124.308), when the owner or owners upon whom 8(a) eligibility is based plan to relinquish

                                                                N00178-01-D-3008
ownership or control of the concern. Consistent with Section 407 of Pub. L. 100-656, transfer of ownership or control shall result in termination of the contract for convenience, unless the SBA waives the requirement for termination prior to the actual relinquishing of ownership and control; and

(2) It will not subcontract the performance of any of the requirements of this contract without the prior written approval of the SBA and the Contracting Officer.

(End of Clause)

                                                                N00178-01-D-3008

SECTION J List of Documents, Exhibits and Other Attachments


CLAUSES INCORPORATED BY FULL TEXT

Exhibit A        DD Form 1423, Contract Data Requirements List

Attachment J.1   COR Appointment Letter

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A008
2. TITLE OF DATA ITEM              RECOMMENDED SPARE PARTS LIST
3. SUBTITLE
4. AUTHORITY                       DI-ILSS-80134A
5. CONTRACT REFERENCE              3.2.8
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      ASREQ
11. AS OF DATE                     SEE BLK 16
12. DATE OF FIRST SUBMISSION       35 DARC
13. DATE OF SUBSEQUENT SUBMISSION  15 DARC
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

BLOCK 8 - Government will review the draft list IAW technical adequacy and content. Written comments to be incorporated into the final will be provided by the Government 15 days after receipt of the draft.

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 10 and 12. - Submit the list No Later Than (NLT) 30 days after ECP requiring a part change is approved.

AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_sandra@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A009
2. TITLE OF DATA ITEM              ENGINEERING CHANGE PROPOSAL (ECP)
3. SUBTITLE
4. AUTHORITY                       DI-CMAN-80639C
5. CONTRACT REFERENCE              3.2.9.2
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       ASREQ
13. DATE OF SUBSEQUENT SUBMISSION  ASREQ
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS

BLOCK 4 - BLK 10 OF DATA ITEM DESCRIPTION. The ECP may be in contractor format. Content may use Appendix C of MIL-STD-973 and form DD 1692 as guidance.

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

BLOCK 8 - Government will review the ECP for technical, impact, merit and classification of the request. Comments will be provided within 30 days after receipt of the ECP.

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 10, 12 and 13 - Submit both Class I and Class II to the DCMC QAR for forwarding to NSWC CRANE CODE 805D for concurrence of Class II classification and recommended approval/disapproval of Class I ECP. Concurrence of Class II will be provided by the Government within 15 days after receipt of the ECP. Approval of Class I will be within 30 days after receipt of the ECP and will be provided by the PCO.

Block 14 - Addressee List (AL)
AL-01 is DCMAO
AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_sandra@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A010
2. TITLE OF DATA ITEM              REQUEST FOR DEVIATION (RFD)
3. SUBTITLE
4. AUTHORITY                       DI-CMAN-80640C
5. CONTRACT REFERENCE              3.2.9.2
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       ASREQ
13. DATE OF SUBSEQUENT SUBMISSION  ASREQ
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS

BLOCK 4 - BLK 10 OF DATA ITEM DESCRIPTION. The RFD may be in contractor format. Content shall use MIL-STD-973 as guidance.

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

BLOCK 8 - Government will review the RFD for technical, impact on cost and schedule of the request. Comments will be provided within 30 days after receipt of the RFD.

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 10, 12 and 13 - Submit the RFD within 10 days after need is recognized or justification is available.

Block 14 - Addressee List (AL)
AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A011
2. TITLE OF DATA ITEM              REQUEST FOR WAIVER (RFW)
3. SUBTITLE
4. AUTHORITY                       DI-CMAN-80641B
5. CONTRACT REFERENCE              3.2.9.2
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       ASREQ
13. DATE OF SUBSEQUENT SUBMISSION  ASREQ
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------

16. REMARKS

BLOCK 4 - BLK 10 OF DATA ITEM DESCRIPTION. The RFW may be in contractor format. Content shall use MIL-STD-973 as guidance.

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

BLOCK 8 - Government will review the RFW for technical, impact on cost and schedule of the request. Comments will be provided within 30 days after receipt of the RFW.

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 10, 12 and 13 - Submit the RFW within 10 days after need is recognized or justification is available.

Block 14 - Addressee List (AL)
AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A012
2. TITLE OF DATA ITEM              NOTICE OF REVISION (NOR)
3. SUBTITLE
4. AUTHORITY                       DI-CMAN-80642B
5. CONTRACT REFERENCE              3.2.9.2
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       ASREQ
13. DATE OF SUBSEQUENT SUBMISSION  ASREQ
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------
16. REMARKS

BLOCK 4 - BLK 10 OF DATA ITEM DESCRIPTION. The RFW may be in contractor format. Content shall use MIL-STD-973 as guidance.

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

BLOCK 8 - Government will review the NOR for technical, content, impact on cost and schedules. Comments will be provided within 30 days after receipt of the NOR.

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 10, 12 and 13 - Submit the NOR concurrently with ECP as supporting documentation.

Block 14 - Addressee List (AL)
AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A013
2. TITLE OF DATA ITEM              FAILURE ANALYSIS AND CORRECTIVE ACTION REPORT
3. SUBTITLE
4. AUTHORITY                       DI-RELI-81315
5. CONTRACT REFERENCE              3.2.4.2
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       SEE BLK 16
13. DATE OF SUBSEQUENT SUBMISSION  SEE BLK 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------
16. REMARKS

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 12 and 13 - Submit the report no later than (NLT) 10 days after each failure is experienced.

Block 14 - Addressee List (AL)
AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A014
2. TITLE OF DATA ITEM              CONFERENCE MINUTES
3. SUBTITLE
4. AUTHORITY                       DI-ADMIN-81250A
5. CONTRACT REFERENCE              3.2.9
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       ASREQ
13. DATE OF SUBSEQUENT SUBMISSION  ASREQ
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------
16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 10, 12 and 13 - Submit the minutes within 2 days after conference/meetings

Block 14 - Addressee List (AL)
AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A015
2. TITLE OF DATA ITEM              CONFERENCE AGENDA
3. SUBTITLE
4. AUTHORITY                       DI-ADMN-81249A
5. CONTRACT REFERENCE              3.2.9
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       ASREQ
13. DATE OF SUBSEQUENT SUBMISSION  ASREQ
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------
16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 10, 12 and 13 - Submit agenda via email no later than 2 days prior to scheduled meetings.

Block 14 - Addressee List (AL)
AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.

B. EXHIBIT
     A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM

E. CONTRACT/PR NO.
     N00164-01-D-0042

F. CONTRACTOR
     STR
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A016
2. TITLE OF DATA ITEM              CONTRACTOR'S PROGRESS, STATUS AND MANAGEMENT
                                   REPORT
3. SUBTITLE
4. AUTHORITY                       DI-MGMT-80227
5. CONTRACT REFERENCE              3.2.9.1
6. REQUIRING OFFICE                NSWC, CRANE, CODE 805D
7. DD 250 REQ.                     LT
8. APP CODE
9. DIST STATEMENT REQUIRED         SEE BLK 16
10. FREQUENCY                      MTHLY
11. AS OF DATE                     05
12. DATE OF FIRST SUBMISSION       45DAC
13. DATE OF SUBSEQUENT SUBMISSION  05DARP
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     AL-01-DCMC                                    1

     AL-02-CODE 805D                               1

15. TOTAL                                          2
--------------------------------------------------------------------------------
16. REMARKS

BLOCK 7 - Submit one info copy only of LT to: COMMANDER, CODE 1165 B-3291 ATT M SIDDONS, NAVAL SURFACE WARFARE CENTER (NSWC) 300 HIGHWAY 361, CRANE IN 47522-5001 or electronically to: siddons_marlene@crane.navy.mil

Block 9 - DISTRIBUTION STATEMENT C and DESTRUCTION NOTICE APPLIES:

BLOCKS 10, 12 and 13 - Submit agenda via email no later than 2 days prior to scheduled meetings.

AL-01 is DCMC

AL-02
COMMANDER
CODE 805 BLDG 3324 ATT S CLARK
NAVAL SURFACE WARFARE CENTER, CRANE
300 HIGHWAY 361
CRANE IN, 47522-5001

Or electronically to: clark_s@crane.navy.mil

Electronic submissions shall be compatible with Windows 98 and in MS Office applications or other format agreed upon at award.


--------------------------------------------------------------------------------
G. PREPARED BY
H. DATE
I. APPROVED BY           Theresa Andis, Crane Data Manager
J. DATE

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00002
3. EFFECTIVE DATE                            06 FEB 2002
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT PURSUANT TO THE AUTHORITY OF FAR 43.103(a)(3)
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to incorporate Value Engineering Change Proposal (VECP) STRACADA-0011V and the associated Notice of Revision (NOR) 1-1. See page 2 herein for complete modification details.

The maximum total amount of the contract is reduced by $80,149.84 from $39,028,526.00 to $38,948,376.16. All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     2/6/2002
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARLENE V SIDDONS/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY /s/ Marlene Siddons
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED
     6 Feb 2002

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00007
3. EFFECTIVE DATE                            10 MAY 2002
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to Incorporate Value Engineering Change Proposal VECP 0044V. The maximum contract price is decreased by $80,280.30 by the incorporation of VECP 0044V as detailed on page 2 herein. In addition, this modification corrects an error on P00004, page 2: ECP NUMBER STRACADA 0030 was incorporated as no cost impact. This is an error. The incorporation of ECP STRACADA 0030 results in an maximum contract amount increase of $3,642.00, the increase does not impact the unit price matrix found in the basic contract as the price impact is limited to the initial order placed under DO 0001. This modification incorporates the cost impact of incorporating ECP STRACADA 0030 omitted from P00004. The maximum total amount of the contract to implement both changes results in a decrease of $76,638.30 FROM $38,948,376.16 to $___________.

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     5-13-02
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARY E SHEETZ/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED
     8 MAY 2002

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00008
3. EFFECTIVE DATE                            13 MAY 2002
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to incorporate Value Engineering Change Proposal VECP 0045V. The maximum contract price id decreased by $92,122.04 by the incorporation of VECP 0045V as detailed on page 2 herein. The maximum total amount of the contract is changed FROM: $38,871,737.86 TO: $38,779,615.82.

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     5-13-02
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARY E SHEETZ/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED
     8 MAY 2002

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00009
3. EFFECTIVE DATE                            27 JUNE 2002
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to extend the required delivery schedule and to incorporate ECP No. NSWCDD-1176. The maximum contract price is increased by $307,985.94 as detailed on page 2 herein. The maximum total amount of the contract is changed FROM: $38,779,615.82 TO: $39,087,601.76. All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     5-13-02
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARY E SHEETZ/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00010
3. EFFECTIVE DATE                            2 JULY 2002
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to incorporate Engineering Change Proposal
(ECP) No. NSWCDD-1177 and STRACADA 0038. The price impact of NSWCDD-1177 is a maximum price increase of $44,065.35 and STRACADA is a maximum price decrease of $31,962.48. The absolute value of the two ECP's is $76,027.83; however, the resultant change to the maximum contract price is increased $12,102.87 TO:
$39,099,704.65, with unit price increases as detailed on page 2 herein.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     7-11-02
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARLENE V SIDDONS/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00013
3. EFFECTIVE DATE                            18 JULY 2002
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 43.103(a)
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to incorporate changes to SOW 3.2.2 &
3.2.5.1 as detailed herein. The maximum contract price is increased by $21,119.35 from $39,099,704.65 to $39,120,824.00.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     18 Jul 02
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARLENE SIDDONS/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00017
3. EFFECTIVE DATE                            16 OCT 2002
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 43.103(a)
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to incorporate Engineering Change Proposals STRACADA-0078 and STRACADA-0079 including associated Notice of Revisions as delineated on page 2 herein, and to change the packaging requirement as detailed herein. The price matrix is changed as detailed herein. The total contract maximum is changed to $36,378,678.00.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)


15B. CONTRACTOR/OFFEROR

     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED

--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARLENE V SIDDONS/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00021
3. EFFECTIVE DATE                            18 MAR 2003
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE S2101A
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 43.103(a)
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to incorporate Engineering Change Proposals STRACADA-0091 including associated Notice of Revision as delineated on page 2 herein. CLIN 0004 is added to SECTION "B", and the required delivery schedule is extended as detailed herein. The total estimated contract amount is increased by $40,698.00 FROM: $36,378,678.00 TO: $35,419,376.00

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     18 MAR 03
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARLENE V SIDDONS/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY /s/ Marlene V. Siddons
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED
     19 MAR 2003

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                PAGE OF PAGES
--------------------------------------------------------------------------------
1. CONTRACT ID CODE      "J"                                        1  |   2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                P00022
3. EFFECTIVE DATE                            10 APR 2003
4. REQUISITION/PURCHASE REG. NO.             N/A
5. PROJ NO. (if applicable)
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NAVSURFWARCENDIV 300 HWY 361
     CRANE IN 47522-5001
     BUYER/SYMBOL: MARLENE SIDDONS/1165ZS
     PHONE: 812 854-3856  FAX: 812 854-5066
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)    CODE S2101A
     DCM BALTIMORE
     217 E REDWOOD STREET, SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G ROPISKI 410-962-9257
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     SCIENCE AND TECHNOLOGY RESEARCH INC
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
     ATTN: ED KESSLER  540-752-8080
     TIN NO. 521604174
--------------------------------------------------------------------------------
CAGE CODE OXNU6          FACILITY CODE
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00164-01-D-0042
10B. DATED (SEE ITEM 13)                          27 SEP 2001
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NOT APPLICABLE TO THIS CONTRACTING ACTION
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          FAR 43.103(a) MUTUAL AGREEMENT
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

This contract modification is issued to incorporate Engineering Change Proposals including associated Notice of Revision as delineated on page 2 herein. CLIN 0005 is added to SECTION "B". The total maximum estimated contract amount is increased by $2,910.00 FROM: $36,419,376.00 TO: $36,422,286.00.

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     10 APR 2003
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARLENE V SIDDONS/CONTRACTING OFFICER

16B. UNITED STATES OF AMERICA
     BY
     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER [X]
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A001
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Resumes
4. AUTHORITY                       DI-MISC-80508
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      OTime
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     SD139/PIERSALL                         1      0
     B53/LAMOY                              1      0

15. TOTAL                                   2
--------------------------------------------------------------------------------
16. REMARKS

Block 4: A resume shall be submitted for each Key Person in the project organization including subcontractor and associate personnel. The format for each resume shall be as follows:

a. Name of employee
b. Labor category
c. Primary Discipline (No more than one)
d. Secondary Discipline (No more than one)
e. Whether full-time or part-time
f. Security clearance
g. Experience in primary and secondary disciplines. Whenever possible this should discuss the employee's performing tasks similar to the task specified in the contract.
h. Education. Degrees from accredited colleges and universities shall be described including years in which the degrees were granted. College education short of a degree shall include the number of applicable quarter/semester hours.
i. The following certification shall be included: "I, (NAME), certify that, as a current employee of (NAME) the above information is correct and accurate to the best of my knowledge." Each resume must be signed by the individual and by an offeror's official and the signature shall be dated by the individual not earlier than 30 days prior to the date of the resumes submittal.

Block 8: Government Review. Comment and approval required.

Block 12: Contractor shall furnish resumes for concurrence in position classification prior assignment under this contract. Vouchers for payment will not be accepted for work performed by Key employees for whom resumes have not been submitted.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 x3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A002
2. TITLE OF DATA ITEM              Program Plan
3. SUBTITLE                        Program Master Plan
4. AUTHORITY                       DI-MGT-80909
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        -
9. DIST STATEMENT REQUIRED         -
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     See 16

15. TOTAL
--------------------------------------------------------------------------------
16. REMARKS

The contractor shall prepare Program Master Plans. The Master Plans shall describe the work to be done to accomplish the tasks. Deliverables to be produced shall be identified. Interdependencies among tasks shall be identified. Critical paths shall be identified.

Blocks 12, 13, and 14: Dates of submission and distribution to be identified in individual delivery orders.

--------------------------------------------------------------------------------
G. PREPARED BY      D. LaMoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A003
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Program Milestones/Milestones Schedules
4. AUTHORITY                       DI-MISC-80508
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        -
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     See 16

15. TOTAL
--------------------------------------------------------------------------------
16. REMARKS

The contractor shall develop Milestone Schedules. The Milestones shall identify major program events used to generate program progress and status reporting.

Blocks 12, 13, and 14: Dates of submission and distribution to be identified in individual delivery orders.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A004
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Program Data Collection
4. AUTHORITY                       DI-MISC-80508
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        -
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     See 16

15. TOTAL
--------------------------------------------------------------------------------
16. REMARKS

The contractor shall collect and distribute program data for the contract period. Specific data collection may include but not be limited to: plans, schedules, reports, studies, analysis, and cost data.

Blocks 12, 13, and 14: Dates of submission and distribution to be identified in individual delivery orders.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A005
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Report, Program Design Reviews
4. AUTHORITY                       DI-MISC-80508
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        -
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      ASREQ
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     See 16

15. TOTAL
--------------------------------------------------------------------------------
16. REMARKS

The contractor shall participate in Program Design Reviews (PDRs) to assess compliance with program schedules and update program data files to reflect actual program status.

Blocks 12, 13, and 14: Dates of submission and distribution to be identified in individual delivery orders.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A006
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Cost Report
4. AUTHORITY                       DI-MISC-80508
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        -
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      QRTLY
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       30 DAC
13. DATE OF SUBSEQUENT SUBMISSION  QRTLY
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     S139/Piersall
     B53/Lamoy

15. TOTAL
--------------------------------------------------------------------------------
16. REMARKS

The report format shall provide for cost reporting of incurred and projected cost. The report shall provide:

a. At contract initiation, budget cost based on contract price by month.
b. Actual cost incurred to date.
c. Estimated costs to complete based on incurred, and status of physical completion by month.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53, 3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A007
2. TITLE OF DATA ITEM              Contractor's Progress, Status and Management
                                   Report
3. SUBTITLE                        Management Report
4. AUTHORITY                       DI-MGMT-80227
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        -
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      MTHLY
11. AS OF DATE                     See 16
12. DATE OF FIRST SUBMISSION       35 DAC
13. DATE OF SUBSEQUENT SUBMISSION  MTHLY/see 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     B53/Lamoy
     S139/Piersall

15. TOTAL
--------------------------------------------------------------------------------
16. REMARKS

Blocks 11 and 13 (CONT) Due on the tenth day of that month immediately following the particular reporting period throughout the life of the contract.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A008
2. TITLE OF DATA ITEM              Contract Minutes
3. SUBTITLE                        (See Blocks 3 and 10.1 of DI-A-5011B)
4. AUTHORITY                       DI-ADMN-81250A
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        -
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      See 16
11. AS OF DATE                     -
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     B53/Lamoy                              2      0

15. TOTAL                                   2
--------------------------------------------------------------------------------
16. REMARKS

Blocks 10, 12, and 13 (CONT): Each report shall be due at a frequency of ASREQ and within 5 days of the corresponding conference. Subsequent submission, if required by the NSWCDD Technical Office, shall be due 5 days after the contractor receives NSWCDD comments against the preceding submission and must incorporate all review comments.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A009
2. TITLE OF DATA ITEM              Test/Inspection Reports
3. SUBTITLE
4. AUTHORITY                       DI-NDTI-80809A
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        -
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      See 16
11. AS OF DATE                     -
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  N/A
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     B53/Lamoy                              2      0

15. TOTAL                                   2
--------------------------------------------------------------------------------
16. REMARKS

Block 4 (CONT): In accordance with Block 10.2 of DI-NDTI-80809A, the technical content of each report shall be as defined by the NSWCDD Technical Office before the start of the corresponding testing.

Blocks 10 and 12 (CONT): Each report shall be due in accordance with the schedule specified by the NSWCDD Technical Office at the start of the corresponding testing or within 10 days of that testing if no schedule is defined. Submit each report at a frequency of O Time.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A010
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Miscellaneous Letter Reports (See 16)
4. AUTHORITY                       DI-MISC-80508
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      See 16
11. AS OF DATE                     See 16
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     B53/Lamoy                              2      0

     *See 16
15. TOTAL                                   2
--------------------------------------------------------------------------------
16. REMARKS

Block 3 (CONT): Title to vary with each report. [These reports are NOT formal technical reports.]

Block 4 (CONT): The format of each report shall be as defined by the NSWCDD Technical Office and/or as required by the nature of the task. If undefined by the Technical Office for a particular task, format shall be left to the contractor but must be suitable for the report's function/purpose.

Block 8 (CONT): Government will review each submission (when applicable) within 15 working days.

Blocks 10, 12, and 13 (CONT): Each report shall be due at a frequency of ASREQ. Each report, unless periodic, shall be due 10 days after the receipt by the contractor of comments against the proceeding submission and must incorporate all review comments. For each periodic report, the frequency, dates due, and total number of reporting periods shall be as prescribed by NSWCDD.

Block 14 and 15 (CONT): *Repro copy in camera-ready hardcopy form and/or in the form of magnetic medium shall be supplied upon government request; up to 12 additional regular copies shall be supplied upon government request.

Note: Technical Manual (Operation, Descriptive, maintenance, and Assembly Information intended for Fleet use) shall not be furnished under this data description.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY
     TDP            TM             OTHER A
D. SYSTEM/ITEM
     MANUF/ASSY&ENG. CONTRACT
E. CONTRACT/PR NO.

F. CONTRACTOR

--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A011
2. TITLE OF DATA ITEM              Scientific and Technical Reports
3. SUBTITLE                        Preliminary Draft(s)
4. AUTHORITY                       DI-MISC-80711
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD/B53
7. DD 250 REQ.                     LT
8. APP CODE                        S16
9. DIST STATEMENT REQUIRED         N/A
10. FREQUENCY                      See 16
11. AS OF DATE                     See 16
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     NSWCDD
     B53/Lamoy*                             2      0

     *See 16
15. TOTAL                                   2
--------------------------------------------------------------------------------
16. REMARKS

Block 4 (CONT): To be prepared in accordance with MIL-STD-847B as implemented by NSWC MP 87-2 (for format); use TR, TN, or MP standards as directed by the NSWCDD Technical Office.

Block 8 (CONT): Government will review each submission within period defined by NSWCDD at start of task, or within 15 working days if no period is defined.

Blocks 10, 12, and 13 (CONT): Preliminary draft(s) due in accordance with schedule specified by NSWCDD at the start of task(s) or, if no schedule is defined, within 10 days of completion of the assigned task(s). Submit each report at a frequency or ONE/R; subsequent submission(s) due in accordance with Block 12 of data item directly below (SCIENTIFIC AND TECHNICAL REPORTS, Final (Camera Ready Document(s)).

Note: Technical Manual (Operation, Descriptive, maintenance, and Assembly Information intended for Fleet use) shall not be furnished under this data description.

*MIL-STD 847-B is stated for guidance.

--------------------------------------------------------------------------------
G. PREPARED BY      D. Lamoy, NSWCDD, B53 X3307
H. DATE
I. APPROVED BY      Data Approval Authorization
J. DATE

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF
                                                                       2
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00164-01-D-0042
2. DELIVERY ORDER NO.                        0002
3. DATE OF ORDER(YYYMMMDD)                   20000920
4. REQUISITION/PURCH REQUEST NO.             22622671
5. PRIORITY                                  CO-C9E
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NSWC CRANE
     300 HWY 361
     CRANEE IN 47522-5001
     ATTN: M SIDDONS 812-854-3856
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA BALTIMORE
     217 E REDWOOD STREET
     SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G. ROPISKI (41)962-9257
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     10075 TYLER PLACE, SUITE 17
     IJAMSVILLE MD 21754
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     See delivery schedule herein
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS                           NONE
13. MAIL INVOICES TO ADDRESS IN BLOCK        15
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N001464
     RECEIVING OFFICER
     BLDG 3324, CODE 805D
     NSWC CRANE,
     CRANE IN 47522-5901
     ATTN: CLEVE BENTON/SANDY CLARK CODE 805
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-COLUMBUS CENTER
     DFAS-COSOUTH ENTITLEMENT OPERATIONS
     PO BOX 182264
     COLUMBUS OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE AND TECHNOLOGY RESEARCH INC.

---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[ ] if this box is marked, supplier must sign Acceptance and return the following number of copies:
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
A1 9720300 2601 26N6N06P3067606090925GY 2DK95A S19130
MDEP: RG04 AMS: 30670060000  PRON: DE2AA979DERM $2,331,924.00.00
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
0001           SHIPBOARD AUTOMATIC CHEMICAL AGENT DETECTOR        84           Each      $27,761.00     $2,331,924.00
               AND ALARM (ACADA) systems manufactured in
               accordance with (LAW) Product Specifications
               PA/01/8855/002, NAVSEA Drawing 53711-7344570,
               Technical Manual SW073-AF-MMO Shipboard ACADA
               Systems Production Units, and as delineated in
               Statement of Work herein.

0003           DATA IAW DD1423 herein.                             1           Lot          NSP              NSP
-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY MARY SHEETZ/CONTRACTING OFFICER
     /s/ Mary Sheetz          CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                         $2,331,924.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF
                                                                       1
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00164-01-D-0042
2. DELIVERY ORDER NO.                        0003
3. DATE OF ORDER(YYYMMMDD)                   2003MAR18
4. REQUISITION/PURCH REQUEST NO.             30697769
5. PRIORITY                                  DO-A70
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NSWC CRANE CODE          BLDG 3291
     300 HWY 361
     CRANEE IN 47522-5001
     ATTN: M SIDDONS (812) 854-3856
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA BALTIMORE
     217 E REDWOOD STREET
     SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G. ROPISKI (410) 962-9257
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     112 JULIAD COURT, SUITE 200
     FREDERICKSBURG VA 22406
     ATTN: ED KESSLER (540) 752-8080
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     18 APRIL 2003
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS                           NONE
13. MAIL INVOICES TO ADDRESS IN BLOCK        15
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N001464
     RECEIVING OFFICER
     BLDG 3324, CODE 805D
     NSWC CRANE,
     CRANE IN 47522-5901
     ATTN: SANDY CLARK CODE 805
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-COLUMBUS CENTER
     DFAS-COSOUTH ENTITLEMENT OPERATIONS
     PO BOX 182264
     COLUMBUS OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE AND TECHNOLOGY RESEARCH INC.         /s/ Edward L. Kessler
---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

Edward L. Kessler, Gen. Mgr.                 18 Mar 03
---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[X] if this box is marked, supplier must sign Acceptance and return the following number of copies: 1
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
A1 97X4930 NH1J000 77777 0 000164 2F 000000 85D00 385D252 ($40,698.00)

     (LOCAL USE)
ACRN                A1
CLIN                0003
SHOP/REQN #         85D00/30697769
QTY                 1
UNIT PRICE          LOT $40,698.00
AMOUNT              $40,698.00
CONTRACT TYPE       FFP
PROGRESS PAYMENTS   YES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
0004           INCORPORATION OF STRACADA 0091                    1              LOT       $40,698.00        $40,698.00
               ACRN: A1
               REQUISITION NUMBER: 30697769
-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY MARLENE V. SIDDONS/CONTRACTING OFFICER
     /s/ Marlene V. Siddons         CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                             $40,698.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

                                            Subcontract No. N00164-01-D-0042-INT

                                 ATTACHMENT III

                   REVISION NO. 01 TO DELIVERY ORDER 0001-INT
                        SUBCONTRACT NO. N00164-01-D-0042

                                     ORDER
                                     -----

Item              Schedule of                               Unit
No.            Supplies/Services        Qty.      Unit      Price         Amount
---            -----------------        ----      ----      -----         ------
0001      Shipboard ACADA Dual Drift    401       EA      $3,570.13    $1,431,622.13
          Tube Assemblies
          manufactured IAW
          subcontract SOW, NAVSEA
          Drawing 53711-7344570 and
          Product Specification
          PS/01/8855/001

0003      Data IAW 1423's in            1         Lot     NSP          NSP
          Attachment III, as applicable.


                                    PURPOSE
                                    -------

The purpose of this revision is to incorporate STRACADA VECP's 0044 for an improved Voltage Divider Board and to add Intellitec's Acetone Cartridge (VECP STRACADA-0045) as a component of the Dual Drift Tube Assemblies to be delivered under this order.

                           MODIFIED DELIVERY SCHEDULE
                           --------------------------

Under CLIN 0001 of the Contract and this Order, the Subcontractor shall deliver Dual Drift Tube Assemblies to STR (at the address provided below) in accordance with the following schedule.

QUANTITY            ON OR BEFORE RECEIPT DATE
--------            -------------------------
2 (Note 1)               14 August 2002
20 (Note 1)              30 September 2002
20                       11 October 2002
20                       25 October 2002
20                       8 November 2002
20                       22 November 2002
20                       6 December 2002

                                            Subcontract No. N00164-01-D-0042-INT

QUANTITY            ON OR BEFORE RECEIPT DATE
--------            -------------------------
20                       20 December 2002
20                       10 January 2003
20                       24 January 2003
20                       7 February 2003
20                       21 February 2003
20                       07 March 2003
20                       21 March 2003
20                       4 April 2003
20                       18 April 2003
20                       02 May 2003
20                       16 May 2003
20                       30 May 2003
20                       13 June 2003
19                       27 June 2003

NOTE 1: Acetone Cartridges for these two DDTAs to be shipped with the 30 September 2002 Deliverable.

                               PLACE OF DELIVERY
                               -----------------

                      SCIENCE & TECHNOLOGY RESEARCH, INC.
                          112 JULIAD COURT, SUITE 200
                            FREDERICKSBURG, VA 22406

                                EFFECTIVE DATE:
                                ---------------

                                  3 JUNE 2002


ORDERING OFFICER                             ACCEPTANCE
----------------                             ----------

/s/ Ed Kessler                               /s/ Vicky Shanley
---------------------------------            -----------------------------------
Ed Kessler                                   Vicky Shanley
Exec. V.P./General Mgr.

Date Signed: 6-13-02                         Date Signed: 6/27/02

                                            Subcontract No. N00164-01-D-0042-INT

                                  ATTACHMENT IV

                                     ORDER
                                     -----

Item              Schedule of                               Unit
No.            Supplies/Services        Qty.      Unit      Price       Amount
---            -----------------        ----      ----      -----       ------
0001      Shipboard ACADA Dual Drift    84        Ea.     $3,570.13     $229,891
          Tube Assembly (DDTA)
          manufactured IAW Subcontract
          SOW, NAVSEA Drawing
          53711-7344570 and Product
          Specification PS/01/8855/001.

0002      Acetone Permeation Tube,
          P/N 520009                    84        Ea.     $231.69       $ 19,462

0003      Data IAW 1423s in Attachment
          III, as applicable            1         Lot     NSP           NSP

                                                         TOTAL          $319,353

                               DELIVERY SCHEDULE:
                               ------------------

Subcontractor shall deliver Dual Drift Tube Assemblies and Acetone Permeation Tubes to STR at the address stated below in accordance with the following schedule:

          QUANTITY                 ON OR BEFORE RECEIPT DATE
          --------                 -------------------------
          20                       11 July 2003
          20                       25 July 2003
          20                       8 August 2003
          20                       22 August 2003
          4                        5 September 2003

PLACE OF DELIVERY:
------------------

Science & Technology Research, Inc.
112 Juliad Court, Suite 200
Fredericksburg, VA 22406


EFFECTIVE DATE:  26 September 2002
---------------

ORDERING OFFICER                             ACCEPTANCE
----------------                             ----------

/s/ Ed Kessler                               /s/ Vicky Shanley
---------------------------------            -----------------------------------
Ed Kessler                                   Vicky Shanley

9-26-02                                      10-23-02
---------------------------------            -----------------------------------
Date Signed                                  Date Signed

                                            Subcontract No. N00164-01-D-0042-INT

                                  ATTACHMENT V

                                     ORDER
                                     -----

Item              Schedule of                               Unit
No.            Supplies/Services        Qty.      Unit      Price       Amount
---            -----------------        ----      ----      -----       ------
0001      Shipboard ACADA Dual Drift    6         Ea.     $9,738.23   $58,429.38
          Tube Assembly (DDTA)
          manufactured IAW Subcontract
          SOW, NAVSEA Drawing
          53711-7344570 and Product
          Specification PS/01/8855

0002      Acetone Permeation Tube,
          P/N 520009                    6         Ea.     NSP         NSP

0003      Data IAW 1423s in Attachment  1         Lot     NSP         NSP
          III, as applicable

                                                          TOTAL       $58,429.38

DELIVERY SCHEDULE:
------------------

Subcontractor shall deliver Dual Drift Tube Assemblies and Acetone Permeation Tubes to STR at the address stated below in accordance with the following schedule:

          QUANTITY                 ON OR BEFORE RECEIPT DATE
          --------                 -------------------------
          6                        3 October 2003

PLACE OF DELIVERY
-----------------

Science & Technology Research, Inc.
112 Juliad Court, Suite 200
Fredericksburg, VA 22406


EFFECTIVE DATE:  15 May 2003
---------------

ORDERING OFFICER                             ACCEPTANCE
----------------                             ----------

/s/ Ed Kessler                               /s/ Vicky Shanley
---------------------------------            -----------------------------------
Ed Kessler                                   Vicky Shanley

15 May 2003                                  6/2/03
---------------------------------            -----------------------------------
Date Signed                                  Date Signed

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF
                                                                       1
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00164-01-D-0042
2. DELIVERY ORDER NO.                        0004
3. DATE OF ORDER(YYYMMMDD)                   2003APR10
4. REQUISITION/PURCH REQUEST NO.             30971677
5. PRIORITY                                  DO-A70
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     NSWC CRANE CODE          BLDG 3291
     300 HWY 361
     CRANE IN 47522-5001
     ATTN: M SIDDONS (812) 854-3856
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA BALTIMORE
     217 E REDWOOD STREET
     SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G. ROPISKI (410) 962-9257
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     112 JULIAD COURT, SUITE 200
     FREDERICKSBURG VA 22406
     ATTN: ED KESSLER (540) 752-8080
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     10 MAY 2003
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS                           NONE
13. MAIL INVOICES TO ADDRESS IN BLOCK 15
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N001464
     RECEIVING OFFICER
     BLDG 3324, CODE 805D
     NSWC CRANE,
     CRANE IN 47522-5901
     ATTN: SANDY CLARK CODE 805
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-COLUMBUS CENTER
     DFAS-COSOUTH ENTITLEMENT OPERATIONS
     PO BOX 182264
     COLUMBUS OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE AND TECHNOLOGY RESEARCH INC.         /s/ Edward L. Kessler
---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

Edward L. Kessler, Gen. Mgr.                 10 APR 2003
---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[X] if this box is marked, supplier must sign Acceptance and return the following number of copies: 1
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
A1 97X4930 NH1J000 77777 0 000164 2F 000000 85D00 385D252 ($2,910.00)

     (LOCAL USE)
ACRN                A1
CLIN                0005
SHOP/REQN #         85D00/30971677
QTY                 1
UNIT PRICE          LOT $2,910.00
AMOUNT              $2,910.00
CONTRACT TYPE       FFP
PROGRESS PAYMENTS   YES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
----------------------------------------------------------------------------------------------------------------------
0005           INCORPORATION OF STRACADA 0092                    1              LOT       $2,910.00        $2,910000
               ACRN: A1
               REQUISITION NUMBER: 30971677
-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY MARLENE V. SIDDONS/CONTRACTING OFFICER
                              CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                             $2,910.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF
                                                                       2
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00164-01-D-0042
2. DELIVERY ORDER NO.                        0005
3. DATE OF ORDER(YYYMMMDD)                   2003 05 13
4. REQUISITION/PURCH REQUEST NO.             31342102
5. PRIORITY                                  DO-A70
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00164
     CONTRACTING OFFICER
     NSWC CRANE CODE          BLDG 3291
     300 HWY 361
     CRANE IN 47522-5001
     ATTN: M SIDDONS (812) 854-3856
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA BALTIMORE
     217 E REDWOOD STREET
     SUITE 1800
     BALTIMORE MD 21202-5299
     ATTN: G. ROPISKI (410) 962-9257
--------------------------------------------------------------------------------
8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     112 JULIAD COURT, SUITE 200
     FREDERICKSBURG VA 22406
     ATTN: ED KESSLER (540) 752-8080
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     See delivery schedule herein
--------------------------------------------------------------------------------
11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS                           NONE
13. MAIL INVOICES TO ADDRESS IN BLOCK        15
--------------------------------------------------------------------------------
14. SHIP TO                                  CODE N001464
     RECEIVING OFFICER
     BLDG 3324, CODE 805D
     NSWC CRANE,
     CRANE IN 47522-5901
     ATTN: SANDY CLARK CODE 805
--------------------------------------------------------------------------------
15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-COLUMBUS CENTER
     DFAS-COSOUTH ENTITLEMENT OPERATIONS
     PO BOX 182264
     COLUMBUS OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE AND TECHNOLOGY RESEARCH INC.         /s/ Rodney v. Dodd
---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

Rodney V. Dodd, Production Manager           15 May 03
---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[X] if this box is marked, supplier must sign Acceptance and return the following number of copies: 1
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
A1 97X4930 NH1J000 77777 0 000164 2F 000000 85D00 385D252 $255,918.00

     (LOCAL USE)

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
0001           SHIPBOARD AUTOMATIC CHEMICAL AGENT DETECTOR       6              Each      $42,653.00      $255,918.00
               AND ALARM (ACADA) systems manufactured in
               accordance with (IAW) Product Specification
               PA/01/8855/002, NAVSEA Drawing 53711-7344570,
               Technical Manual SW073-AF-MMO Shipboard
               ACADA Systems Production Units, and as
               delineated in Statement of Work herein.

0003           DATA IAW DD1423 as set forth in the basic         1              Lot       NSP            NSP
               contract
-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY MARY SHEETZ/CONTRACTING OFFICER
     /s/ Mary E. Sheetz         CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                            $255,918.00
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE                                                PAGE OF PAGES
          U                                                         1    |   5
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                0005-01
3. EFFECTIVE DATE                            SEE BLK 16C
4. REQUISITION/PURCHASE REQ. NO.             See page 2
5. PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Contracting Officer
     Attn: Maryann F. Piersall, SD13-9            (540) 653-7765
     Naval Surface Warfare Center                 piersallmf@nswc.navy.mil
     17320 Dahlgren Rd., Dahlgren, VA 22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA Baltimore
     217 E Redwood Street, Suite 1800
     Baltimore, MD 21202-5299
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     10075 Tyler Place, Suite 17
     Ijamsville, MD 21754
--------------------------------------------------------------------------------
9A. AMENDMENT OF SOLICITATION NO.                 [X]
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.           N00178-01-D-3008/0005
10B. DATED (SEE ITEM 13)                          18 DEC 02
--------------------------------------------------------------------------------
CODE      OXNU6                    FACILITY CODE
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended at set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by on of the following methods:
(a) by completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     See page 2
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
[X]  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES
        SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
        FAR 43.103(b).
--------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          Mutual Agreement
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority.)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 1 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

See page 2-5                  AID# 45492

Except as provided herein, all terms and conditions referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Edward L. Kessler        GEN. MGR.

15B. CONTRACTOR/OFFEROR
     /s/ Edward L. Kessler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATED SIGNED
     6-30-03
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     WILLIAM T. ARMSTRONG

16B. UNITED STATES OF AMERICA

     ----------------------------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED

ACCOUNTING AND APPROPRIATION DATA

CLIN 0001, Requisition No.: B51000/31413957
ACRN AA 97X4930.NH1E 000 77777 0 000178 2F 000000 21B5603JCDAH      $7,796

This modification is issued to increase the estimated cost-plus-fixed-fee or the order. This increase is due to adding testing of an additional JCAD unit.

1. As a result of this modification, the order is increased as follows:

               CURRENT             THIS           REVISED
               AMOUNT              ACTION         AMOUNT
               ------              ------         ------
EST. COST      $21,423             $7,253         $28,676
FIXED FEE        1,607                543           2,150
TOTAL CPFF     $23,030             $7,796         $30,826

2. The following details funding to date:

TOTAL          FUNDS THIS          PREVIOUS       FUNDS          BALANCE
ORDER CPFF     ACTION              FUNDING        AVAILABLE      UNFUNDED
----------     ------              -------        ---------      --------
$30,826        $7,796              $23,030        $30,826        $0

3. The revised statement of work in shown below. Changes from the original SOW are highlighted.

C.1 JOINT CHEMICAL AGENT DETECTOR (JCAD) SHOCK TEST SUPPORT.

      Paragraphs C.1 and C.2.1 of the contract require the contractor to provide test plans, test reports, and the necessary facilities and services for the conduct of environmental testing and evaluation in support of Chemical and Biological Defense programs. The Chemical-Biological Defense Brand
      (B53) has a requirement to conduct the heavyweight shock (barge) test as specified in MIL-S-901D for deck-mounted equipment.

C.1.1 Provide engineering and technical support and perform the heavyweight shock (barge) test described above. Pertinent MIL-S-901D paragraph 6.2 data is as follows:

          a. Shock Tests, H.I. (High Impact) Shipboard Machinery, Equipment, and Systems, Requirements for; MIL-S-901D (Navy); 17 March 1989.

          b. N.A.

          c. Shock Grade. Grade A

          d. Equipment Class. Class II

          e. Shock Test Type. Type A

          f. Equipment mounting. Deck mounted

          g. Equipment mounting plane aboard ship. Back

          h. Equipment mounting orientation. Unrestricted as to orientation aboard ship

          i. Method of Mounting. Tactical configuration mounted to deck plate or structural bulkheads using Navy approved test shock mounts

          j. Method of simulating shipboard connections. Tactical configuration used for mechanical connections; electrical to be simulated

          k. Mode of equipment operation during test. Energized, per MILSTD 901D for Grade A shock classification.

          l. Shock test acceptance criteria and associated post-test functional testing and inspection requirements are to include powering up, placing in initialization (Warm-up and self-diagnostic) and operation modes, noting warning and reporting functions (audible and visual), upload and query of data, noting results of BIT test, and confidence checks.

          m. Acceptance authority/authorities. NSWC Dahlgren (B56), JCAD Test Team.

C.1.2 Provide additional engineering and technical support to include:

          a. Use an isolator shock simulation program to perform an isoloator analysis in order to predict the JCAD's shock mount performance under the most sever MIL-S-901D shock test conditions and identify the isolation system's natural frequency. Actual deck simulator input from previous 14 hertz and 8-hertz tests should be used in the analysis. If available deck simulator input from previous 10-hertz test should also be used.

          b. Review and provide input to existing shock test plan.

          c. Determine proper test installation, and arrange installation of 2 JCAD systems to the test barge. Two different models of shock mounts will be provided by NSWC Dahlgren (on efor each JCAD unit).

          d. Verify that the JCADs are properly installed for the test.

          e. Ensure that the JCADs are properly instrumented for displacement and shock loading measurements using three accelerometers on each JCAD unit (Vertical, Fore/Aft, and Athwarship). The accelerometer measurements should then be integrated to velocity, and position measurements.

          f. Coordinate and perform the test as a "piggyback" shock test with another test load.

          g. Select of a facility to conduct the test and provide shock test fixtures for the JCAD Shock test. Shock test strikes must provide 14 +/- 2 hertz input, 10 +/- 1 hertz input, and 8 +/- 1 hertz input to the JCAD shock mounts to verify the isolation systems' ability to attenuate transmitted shock to levels within the predicted shock tolerance levels of the JCAD.

          h. A total of 4 shots should be conducted at the 14 +/- 2 hertz input level, 2 shots at the 10 +/- 1 hertz input level, and 2 shots at the 8 +/- hertz input level to the JCAD shock mounts.

          i. After test completion, visually inspect and conduct operational tests (as specified in paragraph C.1.1 subparagraph l) to confirm condition of systems. Report any abnormalities.

          j. Remove systems from test barge and return them to B53 in their shipping containers.

                             SECURITY REQUIREMENTS

Security Requirements are set forth in the basic contract's DD254.

                          GOVERNMENT FURNISHED MATERIAL

Technical documentation and data will be supplied to the contractor, as required, to support task performance. These will include, but is not limited to, the following:

     o Technical Manual
     o Operators Manual
     o Shock test plan
     o Shop Drawings of Shipboard Mount

Access will also be granted to on site test facilities as required to assist in executing the Navy part of the JCAD test program. Equipment to be provided is:

     o Two JCAD systems with Shipping Containers
     o Two JCAD Shock Mounts

                              TRAVEL REQUIREMENTS

Destination              Persons        Days      Trips
--------------------------------------------------------------------------------
NSWC-Dahlgren, VA          1             1          3
Rustburg, VA               1             1          3

                             PERIOD OF PERFORMANCE

The period of performance shall be from the effective date of the order, through 30 September 2003.

Data shall be provided in accordance with the contractor's Contract Data Requirements List (CDRL).

1. CDRL Sequence Number:                A007
   Title:                               Contractor's Progress, Status and
                                        Management Report
   Applicability:                       Task C.1.2
   Date Due:                            Monthly

The following information shall be provided to NSWC Dahlgren:

a) Funding expended to date of report, and projection of funds required for completion of task.
b) Status of completion of tasks under C.1.2.

2. CDRL Sequence Number:                A009
   Title:                               Test Plan
   Applicability:                       Task C.1.2
   Date Due:                            10 January 2002
   Form:                            Provide in both hardcopy and electronic file

3. CDRL Sequence Number:                A009
   Title:                               Test Report
   Applicability:                       Task C.1.2
   Date Due:                            15 days after completion of test
   Form:                            Provide in both hardcopy and electronic file

DISTRIBUTION
------------
EDA
Contractor
B56/Naley
strva@str-inc.com

ORDER FOR SUPPLIES OR SERVICES                                     PAGE 1 OF
                                                                       4
--------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO.                  N00178-01-D-3008
2. DELIVERY ORDER NO.                        0006
3. DATE OF ORDER(YYYMMMDD)                   20030411
4. REQUISITION/PURCH REQUEST NO.             B51000/30994446
5. PRIORITY
--------------------------------------------------------------------------------
6. ISSUED BY                                 CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: M. Piersall, XDS139, piersallmf@nswc.navy.mil
     17320 Dahlgren Road
     Dahlgren, VA  22448-5100
--------------------------------------------------------------------------------
7. ADMINISTERED BY (If other than 6)         CODE S2101A
     DCMA Baltimore
     217 E Redwood Street, Suite 1800
     Baltimore, VA 21202-5299
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8. DELIVERY FOB          [X] DEST       [ ] OTHER (See Schedule if other)
--------------------------------------------------------------------------------
9. CONTRACTOR                           CODE OXNU6          FACILITY 79-613-4492

NAME AND ADDRESS

     SCIENCE AND TECHNOLOGY RESEARCH, INC.
     10075 Tyler Place, Suite 17
     Ijamsville, MD 21754
--------------------------------------------------------------------------------
10. DELIVER TO FOB POINTBY
     20030711
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11. X IF BUSINESS IS
     [ ] SMALL
     [X] SMALL DISADVANTAGES
     [ ] WOMAN-OWNED
--------------------------------------------------------------------------------
12. DISCOUNT TERMS                           NONE
13. MAIL INVOICES TO ADDRESS IN BLOCK        15
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14. SHIP TO                                  CODE N00178
     Naval Surface Warfare Center, Dahlgren Division
     Attn: Bruce Naley/B56
     Dahlgren, VA 22448-5100
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15. PAYMENT WILL BE MADE BY                  CODE HQ0338
     DFAS-CO/South Entitlement Division
     P.O. Box 182264
     Columbus, OH 43218-2264
--------------------------------------------------------------------------------
MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
--------------------------------------------------------------------------------
16. TYPE OF ORDER
     DELIVERY/CALL [X]   This delivery order/call is issued on another
                         Government agency or in accordance with and subject to
                         terms and conditions of above numbered contract.
     PURCHASE      [ ]   Reference you __________________ furnish the following
                         on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

SCIENCE AND TECHNOLOGY RESEARCH INC.         /s/ Rodney v. Dodd
---------------------------------            ---------------------------------
NAME OF CONTRACTOR                           SIGNATURE

Rodney V. Dodd, Production Manager           15 May 03
---------------------------------            ---------------------------------
TYPED NAME AND TITLE                         DATE SIGNED

[X] if this box is marked, supplier must sign Acceptance and return the following number of copies: 1
--------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACRN: AA 97X4930.NH1E 000 77777 0 000178 2F 000000 21B5403DECON   $7,950.82

----------------------------------------------------------------------------------------------------------------------
18. ITEM NO.        19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY        21.       22. UNIT       23. AMOUNT
                                                                ORDERED/        UNIT          PRICE
                                                                ACCEPTED*
               SEE PAGES 2-4


               AID# 44942
-----------------------------------------------------------------------------------------------------------------------

* If quantity accepted by the Government is same as quantity ordered, indicate by X.
If different, enter actual quantity accepted below quantity ordered and encircle.
--------------------------------------------------------------------------------
24. UNITED STATES OF AMERICA
     BY WILLIAM T. ARMSTRONG
     /s/ William T. Armstrong         CONTRACTING/ORDERING OFFICER
--------------------------------------------------------------------------------
25. TOTAL                                                            $7,950.82
--------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN
     [ ] INSPECTED
     [ ] RECEIVED
     [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

     -------------            -------------------------------------------------
     DATE                     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
--------------------------------------------------------------------------------
27. SHIP. NO.
28. D.O. VOUCHER NO.
29. DIFFERENCES
30. INITIALS
31. PAYMENT
     [ ] COMPLETE
     [ ] PARTIAL
     [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.
--------------------------------------------------------------------------------
36. I certify this account is correct and proper for payment

     -------------            -------------------------------------------------
     DATE                     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
--------------------------------------------------------------------------------
37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

DELIVERY ORDER 0006           N00178-01-D-3008


ITEM      DESCRIPTION                           QUANTITY            AMOUNT

0001      The contractor shall provide
          support for Chemical and Biological
          defense programs in accordance
          with the statement of work.

                                                1 Lot Est. Cost   $7,396.11
                                                Fixed Fee            554.71
                                                Total ECPFF       $7,950.82

0002      Contract Data Requirements List       Not Separately Priced
          (DD Form 1423) in support of
          CLIN 0001.

                               STATEMENT OF WORK

As provided for under the contract Statement of Work paragraphs C.1 and C.2.1, the contractor is to provide a test report, and the necessary facilities and services for the conduct of environmental testing and evaluation in support of Chemical and Biological Defense programs. The Chemical-Biological Defense Branch
(B54) has a requirement to conduct live agent chemical testing on four paint samples.

C.1 CHEMICAL WEAPONS AGENT DECONTAMINATION SOLUTION.

C.1.1 Provide live agent testing at an approved surety laboratory to determine the effectiveness of a decontaminant solution on different paints. The objective of this project is to evaluate four types of test samples (paint coupons) for NBC survivability. The amount of agent remaining on coupons before and after decontamination will be determined.

C.1.1.1 Provide technical support to perform testing as described below. The contractor shall provide test planning and coordination with NSWCDD technical personnel. The live agent tests will consist of testing four (4) paint coupons against three (3) agents at a standard NATO concentration of 10g/m(2):

                    Agent          Concentration (g/m(2))
                    -----          ----------------------
                    HD             10
                    tGD            10
                    VX             10

DELIVERY ORDER 0006           N00178-01-D-3008

C.1.1.2 A control shall be created by placing one (1) 5uL drop of agent onto coupon. Leave to stand in a vapor cell for one hour at a flow rate of 1m/sec. Place denta-dam on surface of coupon, and place a 1kg weight on denta-dam. Extract denta-dam and coupon and note the amount of agent present on each material.

C.1.1.3 The test shall consist of placing one (1) 5uL drop of agent onto the coupons. Leave to stand in a vapor cell for one (1) hour at a flow rate of 1m/sec, and then wash the coupons with NAVAIR Cleaning Solution. Place denta-dam on surface of coupons, and place 1kg weights on denta-dam. Extract denta-dam and coupon and note the amount of agent present on each material.

C.1.1.4 Triplicate testing must be performed. For each type of coupon, each agent must be run on three test coupons and three control coupons.

                         GOVERNMENT FURNISHED MATERIALS

The following items will be delivered by NSWCDD to the STR facility in Fredericksburg, VA within 60 days of effective date of the order:

1) Denta-dam
2) Paint coupons
3) NAVAIR Cleaning Solution

                              TRAVEL REQUIREMENTS

Travel requirements are as follows:

Purpose             Destination         Person(s)      Day(s)         Trip(s)
--------------------------------------------------------------------------------
Live Agent Test     Gaithersburg, MD    1              1              2

                             PERIOD OF PERFORMANCE

The period of performance shall be 3 months from the effective date of the delivery order.